    As filed with the Securities and Exchange Commission on April 20, 2001.

                                               1933 Act Registration No.33-41838
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM S-6

             FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
            SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM

                                    N-8B-2
                        POST-EFFECTIVE AMENDMENT NO. 14

                            SEPARATE ACCOUNT VUL-2

                                      of

                 THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                             (Exact Name of Trust)

THE AMERICAN FRANKLIN LIFE                            PAULETTA P. COHN, ESQ.
INSURANCE COMPANY                                     THE AMERICAN FRANKLIN LIFE
(Name of Depositor)                                   INSURANCE COMPANY
#1 Franklin Square                                    2929 Allen Parkway
Springfield, Illinois 62713                           Houston, Texas 77019
(Address of Depositor's                               (Name and Address of Agent
Principal Executive Offices)                          for Service)



                     Insurance Company's Telephone Number,
                      including Area Code: (800) 528-2011


Title of Securities Being Registered: Units of Interest in Separate Account VUL-2 issued under EquiBuilder II flexible premium variable life policies.


 It is proposed that this filing will become effective (check appropriate box)

                 [_] immediately upon filing pursuant to paragraph (b)

                 [X] on May 1, 2001 pursuant to paragraph (b)

                 [_] 60 days after filing pursuant to paragraph (a) (1)

                 [_] on ________, [DATE] pursuant to paragraph (a) (1) of Rule
                     485

                 [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------

                           SEPARATE ACCOUNT VUL-2 OF
                 THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY

                        Post-Effective Amendment No. 14
                            Reconciliation and Tie
                            ----------------------

Registration Item of Form N-8B-2                  Location in Prospectus
--------------------------------                  ----------------------

1.......................................          Cover Page.

2.......................................          Cover Page.

3.......................................          Inapplicable.

4.......................................          Distribution of the Policies.

5, 6, 7.................................          Separate Account Investment Choices -
                                                  The Separate Account and Its Investment Divisions.

8.......................................          Index to Financial Statements.

9.......................................          Legal Proceedings.

10(a)...................................          The Beneficiary; Assignment of a Policy.

10(b)...................................          Policy Account Value - Determination of the Unit
                                                  Value; Dividends.

10(c), 10(d)............................          The Features of EquiBuilder II/TM/ Policies - Death
                                                  Benefits, - Maturity Benefit, - Changing the Face
                                                  Amount of Insurance; Separate Account Investment
                                                  Choices - Right to Change Operations; Deductions
                                                  and Charges - Surrender Charge, - Other Transaction
                                                  Charges, - Allocation of Policy Account Charges;
                                                  Policy Account Transactions - Changing Premium
                                                  and Deduction Allocation Percentages, - Transfers of
                                                  Policy Account Value Among Investment Divisions,
                                                  - Borrowing from the Policy Account, - Withdrawing
                                                  Money from the Policy Account, - Surrendering the
                                                  Policy for Its Net Cash Surrender Value; Additional
                                                  Information About EquiBuilder II/TM/ Policies -
                                                  Right To Examine the Policy; Payment of Proceeds;
                                                  The Guaranteed Interest Division - Transfers from
                                                  the Guaranteed Interest Division.

10(e)...................................          Additional Information About EquiBuilder II/TM/
                                                  Policies - Lapse of the Policy, - Reinstatement of the
                                                  Policy.

10(f)...................................          Separate Account Investment Choices - The Funds, -
                                                  Right to Change Operations; Voting Rights of a
                                                  Policy Owner.


Registration Item of Form N-8B-2                  Location in Prospectus
--------------------------------                  ----------------------

10(g)(1), 10(g)(2), 10(h)(1), 10(h)(2)..          Separate Account Investment Choices -
                                                  The Funds, - Right to Change Operations;
                                                  Deductions and Charges - Charges Against the
                                                  Policy Account - Changes in Monthly Charges;
                                                  Voting Rights of a Policy Owner.

10(g)(3), 10(g)(4), 10(h)(3), 10(h)(4)..          Inapplicable.

10(i)...................................          The Features of EquiBuilder II/TM/
                                                  Policies - Changes in EquiBuilder II/TM/
                                                  Policies, - Flexible Premium Payments, -
                                                  Additional Benefits; Separate Account
                                                  Investment Choices; Policy Account Value;
                                                  Payment Options; Payment of Proceeds.

11......................................          Separate Account Investment Choices -
                                                  The Funds, - Investment Policies of the
                                                  Portfolios of the Funds, - Ownership of the
                                                  Assets of the Separate Account.

12(a), 12(c), 12(d).....................          Separate Account Investment Choices - The Funds.

12(b), 12(e)............................          Inapplicable.

13(a)...................................          Summary; Deductions and Charges.

13(b), 13(c), 13(d), 13(e), 13(g).......          Inapplicable.

13(f)...................................          Distribution of the Policies.

14......................................          The Features of EquiBuilder II/TM/
                                                  Policies - Policy Issuance Information;
                                                  Limitations on American Franklin's Rights to
                                                  Challenge a Policy; Distribution of the
                                                  Policies; Applications.

15......................................          The Features of EquiBuilder II/TM/
                                                  Policies - Flexible Premium Payments;
                                                  Separate Account Investment Choices
                                                  (Introduction); Deductions and Charges -
                                                  Deductions From Premiums; Policy Account
                                                  Transactions - Changing Premium and
                                                  Deduction Allocation Percentages.

16......................................          Separate Account Investment Choices -
                                                  (Introduction), - The Separate Account and
                                                  Its Investment Divisions, - The Funds;
                                                  Policy Account Value - Amounts in the
                                                  Separate Account; Policy Account
                                                  Transactions - Changing Premium and
                                                  Deduction Allocation Percentages, -
                                                  Transfers of Policy Account Value Among
                                                  Investment Divisions, - Loan Requests, -
                                                  Repaying the Loan; The Guaranteed Interest
                                                  Division - Transfers from the Guaranteed
                                                  Interest Division; Additional Information
                                                  About EquiBuilder II/TM/ Policies - Policy
                                                  Periods, Anniversaries, Dates and Ages.


Registration Item of Form N-8B-2                  Location in Prospectus
--------------------------------                  ----------------------

17(a), 17(b), 17(c).....................          The Features of EquiBuilder II/TM/
                                                  Policies - Death Benefits, - Maturity Benefit, -
                                                  Changing the Face Amount of Insurance, - Changes
                                                  in EquiBuilder II/TM/ Policies, - Flexible Premium
                                                  Payments, - Additional Benefits; Separate Account
                                                  Investment Choices - Right to Change Operations;
                                                  Policy Account Value; Policy Account Transactions
                                                  - Changing Premium and Deduction Allocation
                                                  Percentages, - Transfers of Policy Account Value
                                                  Among Investment Divisions, - Borrowing from the
                                                  Policy Account, - Withdrawing Money from the
                                                  Policy Account, - Surrendering the Policy for Its
                                                  Net Cash Surrender Value; The Guaranteed Interest
                                                  Division - Transfers from the Guaranteed Interest
                                                  Division; Additional Information About EquiBuilder
                                                  II/TM/ Policies - Right To Examine the Policy, -
                                                  Lapse of Policy, - Reinstatement of the Policy;
                                                  Payment Options; Payment of Proceeds.

18(a)...................................          Policy Account Value - Determination of the Unit Value.

18(b), 18(d)............................          Inapplicable.

18(c)...................................          Summary; Separate Account Investment
                                                  Choices - Ownership of the Assets of the Separate
                                                  Account; Deductions and Charges - Charges Against
                                                  the Separate Account - Tax Reserve; The Guaranteed
                                                  Interest Division (Introduction).

19......................................          Reports to Policy Owners; Distribution
                                                  of the Policies; Voting Rights of a Policy Owner.

20(a)...................................          Separate Account Investment Choices -
                                                  The Funds, - Right to Change Operations;
                                                  Deductions and Charges - Charges Against the
                                                  Policy Account - Changes in Monthly Charges;
                                                  Voting Rights of a Policy Owner.

20(b)...................................          Separate Account Investment Choices -
                                                  The Separate Account and Its Investment Divisions.

20(c), 20(d), 20(e), 20(f)..............          Inapplicable.

21(a)...................................          Policy Account Transactions -
                                                  Borrowing from the Policy Account, - Loan
                                                  Requests, - Policy Loan Interest, - When Interest
                                                  is Due, - Repaying the Loan, - The Effects of a
                                                  Policy Loan on the Policy Account.

21(b), 21(c)............................          Inapplicable.


Registration Item of Form N-8B-2                  Location in Prospectus
--------------------------------                  ----------------------

22......................................          Limits on American Franklin's Right To Challenge a Policy.

23......................................          Inapplicable.

24......................................          The Features of EquiBuilder II/TM/ Policies; Additional
                                                  Information.

25......................................          The American Franklin Life Insurance Company.

26......................................          Inapplicable.

27......................................          The American Franklin Life Insurance Company; Other
                                                  Policies and Contracts.

28......................................          The American Franklin Life Insurance
                                                  Company; Management.

29......................................          The American Franklin Life Insurance
                                                  Company; Management.

30, 31, 32, 33, 34......................          Inapplicable.

35......................................          The American Franklin Life Insurance Company; Distribution
                                                  of the Policies.

36, 37..................................          Inapplicable.

38, 39..................................          Distribution of the Policies.

40......................................          Inapplicable.

41(a)...................................          Distribution of the Policies.

41(b), 41(c), 42, 43....................          Inapplicable.

44(a)(1)................................          Policy Account Value - Determination of the Unit Value.

44(a)(2), 44(a)(3)......................          The Features of EquiBuilder II/TM/
                                                  Policies - Death Benefits, - Maturity Benefit, -
                                                  Changes in EquiBuilder II/TM/ Policies; Separate
                                                  Account Investment Choices - (Introduction), - The
                                                  Separate Account and Its Investment Divisions, -
                                                  The Funds, - Right to Change Operations;
                                                  Deductions and Charges; Policy Account Value;
                                                  Policy Account Transactions - Changing Premium and
                                                  Deduction Allocation Percentages, - Transfers of
                                                  Policy Account Value Among Investment Divisions, -
                                                  Borrowing from the Policy Account, - Loan
                                                  Requests, - Repaying the Loan, - Withdrawing Money
                                                  from the Policy Account, - Surrendering the Policy
                                                  for Its Net Cash Surrender Value; The Guaranteed
                                                  Interest Division - Transfers from the Guaranteed
                                                  Interest Division; Additional Information About
                                                  EquiBuilder II/TM/ Policies - Right To



Registration Item of Form N-8B-2                  Location in Prospectus
--------------------------------                  ----------------------

                                                  Examine the Policy, - Policy Periods, Anniversaries, Dates
                                                  and Ages; Payment of Proceeds.

44(a)(4)................................          Deductions and Charges - Charges
                                                  Against the Separate Account - Tax Reserve.

44(a)(5)................................          Deductions And Charges - Deductions From Premiums.

44(a)(6)................................          Deductions And Charges - Deductions
                                                  From Premiums, - Charges Against the Policy
                                                  Account, - Charges Against the Separate Account, -
                                                  Surrender Charge; Policy Account Value - Amounts
                                                  In the Separate Account, - Determination of the
                                                  Unit Value.

44(b)...................................          The Features of EquiBuilder II/TM/
                                                  Policies - Death Benefits, - Maturity Benefit, -
                                                  Changes in EquiBuilder II/TM/ Policies; Separate
                                                  Account Investment Choices (Introduction), - The
                                                  Separate Account and Its Investment Divisions, -
                                                  The Funds, - Right to Change Operations;
                                                  Deductions and Charges; Policy Account Value;
                                                  Policy Account Transactions - Changing Premium and
                                                  Deduction Allocation Percentages, - Transfers of
                                                  Policy Account Value Among Investment Divisions, -
                                                  Borrowing from the Policy Account, - Loan
                                                  Requests, - Repaying the Loan, - Withdrawing Money
                                                  from the Policy Account, - Surrendering the Policy
                                                  for Its Net Cash Surrender Value; The Guaranteed
                                                  Interest Division - Transfers from the Guaranteed
                                                  Interest Division; Additional Information About
                                                  EquiBuilder II/TM/ Policies - Right To Examine the
                                                  Policy, - Policy Periods, Anniversaries, Dates and
                                                  Ages; Payment of Proceeds.

44(c)...................................          The Features of EquiBuilder II/TM/
                                                  Policies - Death Benefits, - Maturity Benefit, -
                                                  Changes in EquiBuilder II/TM/ Policies, - Flexible
                                                  Premium Payments; Separate Account Investment
                                                  Choices - (Introduction), - The Separate Account
                                                  and Its Investment Divisions, - The Funds;
                                                  Deductions and Charges; Policy Account Value;
                                                  Policy Account Transactions - Changing Premium and
                                                  Deduction Allocation Percentages, - Transfers of
                                                  Policy Account Value Among Investment Divisions, -
                                                  Borrowing from the Policy Account, - Loan
                                                  Requests, - Repaying the Loan, - Withdrawing Money
                                                  from the Policy Account, - Surrendering the Policy
                                                  for Its Net Cash Surrender Value; The Guaranteed
                                                  Interest Division - Transfers from the Guaranteed
                                                  Interest Division; Additional Information About
                                                  EquiBuilder II/TM/ Policies - Right To


Registration Item of Form N-8B-2                  Location in Prospectus
--------------------------------                  ----------------------
                                                  Examine the Policy, - Policy Periods,
                                                  Anniversaries, Dates and Ages; Payment of
                                                  Proceeds.

45......................................          Inapplicable.

46(a)...................................          The Features of EquiBuilder II/TM/
                                                  Policies - Death Benefits, - Maturity Benefit, -
                                                  Changes in EquiBuilder II/TM/ Policies; Separate
                                                  Account Investment Choices - (Introduction), - The
                                                  Separate Account and Its Investment Divisions, -
                                                  the Funds, - Right to Change Operations;
                                                  Deductions and Charges; Policy Account Value;
                                                  Policy Account Transactions - Changing Premium and
                                                  Deduction Allocation Percentages, - Transfers of
                                                  Policy Account Value Among Investment Divisions, -
                                                  Borrowing from the Policy Account, - Loan
                                                  Requests, - Repaying the Loan, - Withdrawing Money
                                                  from the Policy Account, - Surrendering the Policy
                                                  for Its Net Cash Surrender Value; The Guaranteed
                                                  Interest Division-Transfers from the Guaranteed
                                                  Interest Division; Additional Information About
                                                  EquiBuilder II/TM/ Policies - Right To Examine the
                                                  Policy, - Policy Periods, Anniversaries, Dates and
                                                  Ages; Payment of Proceeds.

46(b), 47, 48, 49, 50...................          Inapplicable.

51(a) - (j).............................          Summary; Detailed Information About
                                                  American Franklin and EquiBuilder II/TM/ Policies;
                                                  Additional Information.

52(a)...................................          Separate Account Investment Choices -
                                                  The Funds, - Right to Change Operations.

52(b), 52(d)............................          Inapplicable.

52(c)...................................          Separate Account Investment Choices -
                                                  The Funds, - Right to Change Operations;
                                                  Deductions and Charges - Charges Against the
                                                  Policy Account - Changes in Monthly Charges;
                                                  Voting Rights of a Policy Owner.

53(a)...................................          Payment Options; Assignment of a
                                                  Policy; Employee Benefit Plans.

53(b), 54, 55, 56, 57, 58...............          Inapplicable.

59......................................          Financial Statements.

                              EQUIBUILDER II(TM)
                                   POLICIES

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
     Issued by
THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
     Through
Separate Account VUL-2

This Prospectus describes EquiBuilder II(TM) flexible premium variable life insurance policies issued by The American Franklin Life Insurance Company ("American Franklin"). American Franklin no longer sells new EquiBuilder II(TM) policies. EquiBuilder II(TM) policies provide life insurance coverage with flexibility in death benefits, premium payments and investment choices. Capitalized terms not otherwise defined on this cover page have the same meanings as they have in the Prospectus. EquiBuilder II(TM) is a trademark of American Franklin.

EquiBuilder II(TM) pays a death benefit to a beneficiary you designate when the person you insure dies. You choose one of two death benefit options. Whichever option you choose, we will pay a death benefit of a percentage of the Policy Account as of the day the Insured Person dies, if that benefit would be greater than the death benefit under the option you picked.

PROSPECTUS
MAY 1, 2001

We deposit your net premium in your Policy Account. You may allocate amounts to our Guaranteed Interest Division (which is part of our General Account and pays interest at a declared rate) or to one or more of the variable investment divisions of the Separate Account, or both. (For the first fifteen days after we issue your policy, we require premiums to be invested in the VIP Money Market division.)

The variable investment divisions each purchase shares of a corresponding portfolio of the Variable Insurance Products Fund ("VIP"), the Variable Insurance Products Fund II ("VIPII") or the MFS Variable Insurance Trust (each, a "Fund," and collectively, the "Funds"). The Prospectuses of the Funds, attached to this Prospectus, describe the investment objectives, policies and risks of each Fund Portfolio.


     *    Fidelity VIP Money Market
     *    Fidelity VIP High Income
     *    Fidelity VIP Equity-Income
     *    Fidelity VIP Growth
     *    Fidelity VIP Overseas
     *    Fidelity VIPII Investment Grade Bond
     *    Fidelity VIPII Asset Manager
     *    Fidelity VIPII Index 500
     *    Fidelity VIPII Asset Manager: Growth
     *    Fidelity VIPII Contrafund
     *    MFS Emerging Growth Series
     *    MFS Research Series
     *    MFS Investors Trust Series
     *    MFS Total Return Series
     *    MFS Utilities Series
     *    MFS Capital Opportunities Series

Each of these portfolios is available through an investment division.

The Policy Account value allocated to a variable investment division depends on the investment performance of the corresponding Fund. We do not guarantee any minimum cash value for amounts allocated to the variable investment divisions. If the Fund investments go down, the value of a Policy can decline. The value of the Guaranteed Interest Division will depend on the interest rates that we declare.

After you pay the first premium, you decide, within limits, the amount and frequency of your premium payments. You can also increase or decrease the amount of insurance protection, within limits.

Please read this prospectus carefully before investing, and keep it for future reference. It contains important information about the EquiBuilder II(TM) variable life insurance policy, which is issued by:

The American Franklin Life Insurance Company
# 1 Franklin Square
Springfield, Illinois 62713-0001
Telephone No. 800/528-2011

The SEC maintains an Internet website (http://www.sec.gov) that contains material incorporated by reference into this prospectus and other information.

EQUIBUILDER II POLICIES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY SIMILAR AGENCY. THEY ARE NOT A DEPOSIT OR OTHER OBLIGATION OF, NOR ARE THEY GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION. AN INVESTMENT IN A VARIABLE UNIVERSAL LIFE INSURANCE POLICY IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

If the net cash surrender value (the cash surrender value reduced by any loan balance) is insufficient to cover the charges due under the policy, the policy may terminate without value.

BUYING THIS POLICY MIGHT NOT BE A GOOD WAY OF REPLACING YOUR EXISTING INSURANCE OR ADDING MORE INSURANCE IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
===============================================================================

DEFINITIONS..................................................................................   vi
SUMMARY......................................................................................    1

Detailed Information About American Franklin and EquiBuilder II(TM) Policies.................    6
The American Franklin Life Insurance Company.................................................    6
The Features of EquiBuilder II(TM) Policies..................................................    6
     How EquiBuilder II(TM) Policies Differ from Whole Life Insurance........................    6
     Death Benefits..........................................................................    7
     Policy Issuance Information.............................................................    8
     Maturity Benefit........................................................................    8
     Changes in EquiBuilder II(TM) Policies..................................................    8
     Changing the Face Amount of Insurance...................................................    9
     Changing Death Benefit Options..........................................................    9
     When Policy Changes Go Into Effect......................................................   10
     Flexible Premium Payments...............................................................   10
     Additional Benefits.....................................................................   10
     Disability Waiver Benefit...............................................................   11
     Accidental Death Benefit................................................................   11
     Children's Term Insurance...............................................................   11
     Term Insurance on an Additional Insured Person..........................................   11
Separate Account Investment Choices..........................................................   11
     The Separate Account and Its Investment Divisions.......................................   11
     The Funds...............................................................................   12
     Investment Policies of the Portfolios of the Funds......................................   12
     Ownership of the Assets of the Separate Account.........................................   14
     Right to Change Operations..............................................................   14
Deductions and Charges.......................................................................   15
     Deductions From Premiums................................................................   15
     Charges Against the Policy Account......................................................   16
     Administrative Charge...................................................................   16
     Cost of Insurance Charge................................................................   16
     Charges for Additional Benefits.........................................................   17
     Changes in Monthly Charges..............................................................   17
     Charges Against the Separate Account....................................................   17
     Mortality and Expense Risks.............................................................   17
     Tax Reserve.............................................................................   17
     Charges Against the Funds...............................................................   17
     Surrender Charge........................................................................   18
     Other Transaction Charges...............................................................   19
     Partial Withdrawal of Net Cash Surrender Value..........................................   20
     Increase in the Face Amount of Insurance................................................   20
     Transfers...............................................................................   20
     Illustrations...........................................................................   20
     Allocation of Policy Account Charges....................................................   20
     Policy Account Value....................................................................   20
     Amounts in the Separate Account.........................................................   21


     Determination of the Unit Value..........................................................  21
Policy Account Transactions...................................................................  22
     Changing Premium and Deduction Allocation Percentages....................................  22
     Transfers of Policy Account Value Among Investment Divisions.............................  22
     Borrowing from the Policy Account........................................................  23
     Loan Requests............................................................................  23
     Policy Loan Interest.....................................................................  23
     When Interest is Due.....................................................................  24
     Repaying the Loan........................................................................  24
     The Effects of a Policy Loan on the Policy Account.......................................  24
     Lapse of the Policy......................................................................  24
     Withdrawing Money from the Policy Account................................................  25
     Withdrawal Charges.......................................................................  25
     The Effects of a Partial Withdrawal......................................................  25
     Surrendering the Policy for Its Net Cash Surrender Value.................................  25
The Guaranteed Interest Division..............................................................  26
     Amounts in the Guaranteed Interest Division..............................................  26
     Interest on the Amounts in the Guaranteed Interest Division..............................  26
     Transfers from the Guaranteed Interest Division..........................................  27
Additional Information about EquiBuilder II(TM) Policies......................................  27
     Right to Examine the Policy..............................................................  27
     Lapse of the Policy......................................................................  27
     Reinstatement of the Policy..............................................................  28
     Policy Periods, Anniversaries, Dates and Ages............................................  28
Federal Tax Considerations....................................................................  29
     Tax Effects..............................................................................  29
     In General...............................................................................  29
     Testing for Modified Endowment Contract Status...........................................  29
     Other Effects of Policy Changes..........................................................  30
     Taxation of Pre-death Distributions if Your Policy is Not a Modified
        Endowment Contract....................................................................  30
     Taxation of Pre-death Distributions if Your Policy is a Modified
        Endowment Contract....................................................................  30
     Policy Lapses and Reinstatements.........................................................  31
     Diversification..........................................................................  31
     Estate and Generation Skipping Taxes.....................................................  32
     Life Insurance in Split Dollar Arrangements..............................................  32
     Pension and Profit-Sharing Plans.........................................................  33
     Other Employee Benefit Programs..........................................................  33
     ERISA....................................................................................  33
     Our Taxes................................................................................  33
     When We Withhold Income Taxes............................................................  34
     Tax Changes..............................................................................  34
ILLUSTRATIONS OF DEATH BENEFITS, POLICY ACCOUNT AND CASH SURRENDER VALUES, AND ACCUMULATED
PREMIUMS......................................................................................  34
ADDITIONAL INFORMATION........................................................................  41
Voting Rights of a Policy Owner...............................................................  41
     Voting Rights of the Funds...............................................................  41
     Determination of Voting Shares...........................................................  41
     How Shares of the Funds are Voted........................................................  41
     Voting Privileges of Participants in Other Separate Accounts.............................  42
Separate Account Voting Rights................................................................  42


Reports to Policy Owners......................................................................  42
Limits on American Franklin's Right to Challenge a Policy.....................................  43
Payment Options...............................................................................  43
The Beneficiary...............................................................................  44
Assignment of a Policy........................................................................  44
Employee Benefit Plans........................................................................  45
Payment of Proceeds...........................................................................  45
Dividends.....................................................................................  45
Distribution of the Policies..................................................................  45
Applications..................................................................................  46
Reinsurance Agreements........................................................................  46
Administrative Services.......................................................................  47
State Regulation..............................................................................  47
Legal Matters.................................................................................  47
Legal Proceedings.............................................................................  47
Experts.......................................................................................  47
Registration Statement........................................................................  48
Other Policies and Contracts..................................................................  48
Management....................................................................................  49

FINANCIAL STATEMENTS..........................................................................  VUL2-1

--------------------------------------------------------------------------------
This prospectus generally describes only the variable portion of the policy, except where the fixed account is specifically mentioned.

                                  DEFINITIONS

Set forth below is a glossary of certain terms used in this Prospectus.

Administrative Office -- The address of the Administrative Office of American Franklin is Variable Universal Life Administration, P.O. Box 4880, Houston, Texas 77210-4880.

Age -- The age of the Insured Person on his or her nearest birthday.

American Franklin -- The American Franklin Insurance Company, an Illinois stock life insurance company and the issuer of the EquiBuilder II(TM) individual flexible premium variable life insurance policies described in this Prospectus.

Amount at risk -- The difference between the amount of the Policy Account and the current death benefit of a policy at any time.

Cash Surrender Value -- The amount of the Policy Account less any applicable surrender charges.

Code -- The Internal Revenue Code of 1986, as amended.

Date of Payment -- Normally, the day American Franklin receives, at its Administrative Office, a check for the full initial premium of a policy.

Face Amount -- The face amount of insurance shown on the Policy Information page of a policy. The Face Amount is the minimum death benefit payable under a policy while the policy remains in effect. The death benefit proceeds will be reduced by any outstanding loan and loan interest on the policy and any due and unpaid charges.

Final Policy Date -- The policy anniversary nearest the Insured Person's 95th birthday. American Franklin will pay to the Policy Owner the amount of the Policy Account, net of any outstanding loan and loan interest on the policy, if the Insured Person is still living on the Final Policy Date.

Fund(s) -- Portfolio(s) of the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, and MFS Variable Insurance Trust, which are all "series" type mutual funds. Each portfolio is referred to as a Fund, and collectively, as the Funds.

Guaranteed Interest Division -- A part of American Franklin's General Account in which amounts in a Policy Account other than those allocated to the Separate Account earn interest at a rate stipulated in advance and guaranteed by American Franklin.

Insured Person -- The person whose life is insured under the policy.

Issue Date -- The date that American Franklin actually issues a policy.

Net Cash Surrender Value -- Cash Surrender Value less any outstanding loan and loan interest on the policy.

Net Premium -- The amount of any premium paid by the Policy Owner less the amount of applicable state and local premium taxes, if any.

Policy Account -- The sum of accounts allocated to the investment divisions of the Separate Account and American Franklin's Guaranteed Interest Division for a particular policy.

Policy Anniversary -- An anniversary of the Register Date of a policy while the policy is in effect.

Policy month -- A month-long period beginning on the Register Date and on the same day in each subsequent calendar month while a policy is in effect.

Policy Owner, You, Your -- The person designated as such on the Policy Information page of a policy.

Policy year -- An annual period beginning on the Register Date and on each anniversary of the Register Date while the policy is in effect.

Register Date -- The earlier of the Issue Date and the Date of Payment.

Separate Account -- Separate Account VUL-2, a segregated investment account of American Franklin established under the Insurance Law of the State of Illinois, in which amounts in a Policy Account other than those in the Guaranteed Interest Division are held for investment in one of the portfolios of the Funds. The value of amounts in the Separate Account will fluctuate in accordance with the performance of the corresponding portfolios of the Funds.

Target Premium -- A hypothetical annual premium which is based on the age and sex of the Insured Person, the initial Face Amount of the policy and the types and amounts of any additional benefits included in the policy. The Target Premium for each EquiBuilder II(TM) policy is shown on the Policy Information page of the policy.

                                    SUMMARY

This is a summary of some of the more important points that you should know about your EquiBuilder II(TM) variable life insurance policy. We no longer sell new policies.

THE POLICY

The EquiBuilder II(TM) variable life insurance policy is an individual flexible premium variable life insurance policy issued by The American Franklin Life Insurance Company. Among other things, the policy:

(a) provides insurance protection on the life of the insured until the policy's maturity date.

(b) allows you to vary the amount and timing of the premiums you pay, within limits, and to change the amount of the death benefit payable under the policy, within specified guidelines.

(c) provides the opportunity for cash value build-up on a tax-deferred basis, depending on investment performance of the underlying mutual fund portfolios (or Funds). However, there is no guaranteed policy value and you bear the risk of poor investment performance.

(d) permits you to borrow against the policy value, to make partial surrenders, or to surrender the policy completely. Loans and partial surrenders will affect the policy value and may affect the death benefit and termination of the policy.

In addition to providing life insurance, the policy provides a means of investing for long-term purposes. Tax deferral allows the entire amount you have invested (net of charges) to remain in the policy where it can continue to produce an investment return. Therefore, your money could grow faster than in a comparable taxable investment where current income taxes would be due each year.

You may divide account value among the Guaranteed Interest Division and sixteen variable investment divisions which invest in portfolios of the Variable Insurance Products Fund, Variable Insurance Products Fund II, and MFS Variable Insurance Trust. We guarantee the principal and a minimum interest rate you will receive from the Guaranteed Interest Division. However, the value of what you allocate to the sixteen variable investment divisions is not guaranteed. Instead, your investment in the variable investment divisions will go up or down with the performance of the particular Funds you select (and the deduction of charges). You will lose money on account value allocated to the variable investment divisions if performance is not sufficiently positive to cover the charges under the policy.

PAYMENT OF PREMIUMS

Although you select planned periodic premiums, you are not required to pay them. (The minimum initial premium and planned periodic premium depend on age, sex, and risk class of the insured, on the Face Amount of the policy, and on any supplemental benefit riders to the policy.) Within limits, you can vary the frequency and amount of premium payments and can skip planned periodic premiums. However, extra premiums may be required to prevent policy termination under certain circumstances.

FUNDING CHOICES

We deduct premium taxes (or a tax charge back if we issued your policy in Oregon) from each premium payment, and then we allocate the net premium among the variable investment divisions and the Guaranteed Interest Division according to your written instructions.

You may allocate each net premium (and your existing policy value) among variable investment divisions which invest in the following sixteen portfolios:

     *    Fidelity VIP Money Market
     *    Fidelity VIP High Income

     *    Fidelity VIP Equity-Income
     *    Fidelity VIP Growth
     *    Fidelity VIP Overseas
     *    Fidelity VIPII Investment Grade Bond
     *    Fidelity VIPII Asset Manager
     *    Fidelity VIPII Index 500
     *    Fidelity VIPII Asset Manager: Growth
     *    Fidelity VIPII Contrafund
     *    MFS Emerging Growth Series
     *    MFS Research Series
     *    MFS Investors Trust Series
     *    MFS Total Return Series
     *    MFS Utilities Series
     *    MFS Capital Opportunities Series

You may also allocate each net premium (and your existing account value) to the Guaranteed Interest Division. We guarantee your Guaranteed Interest Division allocation will earn at least 4 1/2% interest per year.

CHARGES AND DEDUCTIONS

We deduct applicable premium taxes (or tax charge back if we issued your policy in Oregon) from each premium payment. Premium taxes vary by state, and are up to 5%.

We also make certain periodic deductions from your policy value. Each month, we deduct from your policy value:

(a)  the cost of insurance charge;

(b) the monthly administrative charge (currently $6 plus $24 per month for the first 12 policy months); and

(c)  any additional benefit charges.

Each day, we deduct a charge from the assets in the variable investment divisions for certain mortality and expense risks we bear under the policy. This charge is at an effective annual rate of 0.75% of those assets.

In addition, investment management fees and other expenses are deducted from each portfolio of the underlying funds. See the table below for a summary of these portfolio expenses.


                             Fund Annual Expenses
                        (% of average daily net assets)


                                                               Total
                   Management               Other              Fund
Fund                  Fee                Expenses/(1)/       Expenses
----               ----------            -------------       --------

Fidelity VIP
Money Market           0.27%                0.08%             0.35%/(2)/
------------------------------------------------------------------------
Fidelity VIP
High Income            0.58%                0.10%             0.68%
------------------------------------------------------------------------
Fidelity VIP
Equity-Income          0.48%                0.08%             0.56%/(3)/
------------------------------------------------------------------------
Fidelity VIP
Growth                 0.57%                0.08%             0.65%/(3)/
------------------------------------------------------------------------
Fidelity VIP
Overseas               0.72%                0.17%             0.89%/(3)/
------------------------------------------------------------------------
Fidelity VIPII
Investment
Grade Bond             0.43%                0.11%             0.54%
------------------------------------------------------------------------
Fidelity VIPII
Asset Manager          0.53%                0.08%             0.61%
------------------------------------------------------------------------
Fidelity VIPII
Index 500              0.24%                0.09%             0.33%/(4)/
------------------------------------------------------------------------
Fidelity VIPII Asset
Manager: Growth        0.58%                0.11%             0.69%/(3)/
------------------------------------------------------------------------
Fidelity VIPII
Contrafund             0.57%                0.09%             0.66%/(3)/
------------------------------------------------------------------------
MFS Emerging Growth    0.75%                0.10%             0.85%/(5)/
------------------------------------------------------------------------
MFS Research           0.75%                0.10%             0.85%/(5)/
------------------------------------------------------------------------
MFS Investors
Trust Series/(6)/      0.75%                0.12%             0.87%/(5)/
------------------------------------------------------------------------
MFS Total Return       0.75%                0.15%             0.90%/(5)/
------------------------------------------------------------------------
MFS Utilities          0.75%                0.16%             0.91%/(5)/
------------------------------------------------------------------------
MFS Capital
Opportunities/(7)/     0.75%                0.16%             0.91%/(5)/
------------------------------------------------------------------------
Actual expenses of a Fund may be greater or less than those shown.

/(1)/ Fund Annual Expenses are those incurred for the year ended December 31, 2000.

/(2)/ The annual operating expenses provided are based on historical expenses, adjusted to reflect the current management fee structure.

/(3)/ A portion of the brokerage commissions that certain Fidelity portfolios pay was used to reduce their expenses. In addition, certain Fidelity portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses, after reimbursement, for VIP Equity-Income Portfolio would have been: 0.55%; for VIP Growth
Portfolio: 0.64%; for VIP Overseas Portfolio: 0.87%; for VIPII Contrafund
Portfolio: 0.63%; and for VIPII Asset Manager: Growth Portfolio: 0.68% .

/(4)/ The Fund's Manager has voluntarily agreed to reimburse the Fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 0.28%. This arrangement can be discontinued by the Fund's Manager at any time. Including this reimbursement, the "Management Fee", "Other Expenses" and "Total Annual Expenses" in 2000 were 0.24%, 0.04% and 0.28%, respectively.

/(5)/ Each MFS series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each MFS series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. MFS series expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Including these reductions, and any applicable expense reimbursement, the total operating expenses would have been for MFS Emerging Growth: 0.84%; for MFS Research: 0.84%; for MFS Growth with Income:
0.86%; for MFS Total Return: 0.89%; for MFS Utilities: 0.90%; and for MFS Capital Opportunities: 0.90%.

/(6)/ Formerly MFS Growth With Income Series.

/(7)/ MFS has agreed to bear expenses for this series, subject to reimbursement by this series, such that such series' "Other Expenses" shall not exceed 0.15% of the average daily net assets of the series during the current fiscal year (after taking into account the expense offset arrangement described above). This contractual arrangement will continue until at least May 1, 2002, unless changed with the consent of the board of trustees which oversees the Series.

We deduct a surrender charge on a full surrender of the policy during the first 10 policy years. The maximum surrender charge is 50% of one "target" premium as shown in your policy. The amount of the surrender charge varies depending on the policy year in which you surrender the policy and the amount of premium you have paid. The surrender charge is constant for the first six policy years, and then decreases annually to zero at the end of the 10th policy year.

We deduct a partial surrender charge if you reduce the Face Amount during the first 10 policy years. The partial surrender charge is a pro rata portion of the then-applicable surrender charge. We also charge the lesser of $25 or 2% of the partial surrender amount.

We impose an administrative charge for each Face Amount increase, equal to $1.50 for each $1,000 increase, up to $300. We also charge a transfer fee of up to $25 for each transfer in excess of four each policy year. We also may charge for illustrations you request.

TAXES

We intend for the policy to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. However, there is some uncertainty as to whether a policy issued on a substandard basis will satisfy the Internal Revenue Code definition of life insurance. Under certain circumstances, a policy could be treated as a modified endowment contract. See "Tax Considerations" for a discussion of when withdrawals and loans from policy value could be subject to Federal income tax and penalty tax.

CASH BENEFITS

Your Policy Account is the sum of the amounts allocated to the variable investment divisions and the amount allocated to the Guaranteed Interest Division. The cash surrender value (the account value less any applicable surrender charges) may be substantially less than the premiums paid, especially in early policy years.

POLICY LOANS. You may take loans in the aggregate amount of up to 90% of the policy's cash surrender value. The minimum loan amount is usually $500. Policy loans reduce the amount available for allocations and transfers.

FULL SURRENDER. You may surrender the policy at any time for its net cash surrender value. The net cash surrender value is the cash surrender value less any outstanding loan and loan interest due.

PARTIAL SURRENDER. You generally may make a partial surrender of the policy at any time during the insured's life and after the policy has been in force one year, provided that the policy has sufficient net cash surrender value remaining.

DEATH BENEFIT

You must select one of two death benefit options under the policy:

Option A - the greater of the policy's Face Amount or a multiple of its Policy Account value on the date of death; or Option B - the greater of (i) the policy's Face Amount plus its account value or
(ii) a multiple of its Policy Account value on the date of death.

Subject to certain limits, you may change the Face Amount and death benefit.

The policy's minimum Face Amount is $50,000.

TERMINATION

There is no minimum guaranteed Policy Account value. The policy value may decrease if the investment performance of the variable investment divisions (to which you have allocated Policy Account value) is not sufficiently positive to cover the charges deducted under the policy.

If the net cash surrender value becomes insufficient to cover the monthly deduction when due, the policy will terminate without value after a grace period, even if you pay all planned periodic premiums in full and on schedule.

Additional premium payments will be necessary during the grace period to keep the policy in force.

OTHER INFORMATION

FREE LOOK: For a limited time after the policy's effective date, you may cancel the policy and receive a full refund.

SUPPLEMENTAL BENEFITS. Your policy may have one or more supplemental benefits which are attached to the policy by rider. Each has its own requirements for eligibility and its own charge. Among the benefits currently available under the policy are:

(a)  accidental death benefit rider;
(b)  children's term insurance rider;
(c)  additional insured term insurance rider; and
(d)  disability waiver benefit rider.

Other supplemental benefits may also be available.

TRANSFERS: Within certain limits, you may transfer all or part of your policy value among the variable investment divisions and the Guaranteed Interest Division. We may charge for transfers in excess of four in a policy year. There are special limits on transfers from the Guaranteed Interest Division.

ILLUSTRATIONS: Sample illustrations of hypothetical death benefits and Policy Account values are in this prospectus. These may help you:

(a) understand (i) the long-term effects of different levels of investment performance and (ii) the charges and deductions under the policy; and

(b)  compare the policy to other life insurance policies.

The illustrations also show the value of annual premiums accumulated with interest and demonstrate that the Policy Account value may be low (compared to the premiums plus accumulated interest) if the policy is surrendered in the early policy years. Therefore, the policy should not be purchased as a short-term investment.

FINANCIAL INFORMATION: Our financial statements, and financial statements for the variable investment divisions, are in Appendix A to this prospectus.

INQUIRIES

If you have questions about your policy or need to make changes, contact your financial representative who sold you the policy, or contact us at:

Variable Universal Life Administration
P.O. Box 4880
Houston, TX 77210-4880

     The policy is not available in all states. THIS PROSPECTUS DOES NOT OFFER THE POLICIES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

     NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire prospectus and the prospectuses for the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, and the MFS Variable Insurance Trust carefully before investing.

   DETAILED INFORMATION ABOUT AMERICAN FRANKLIN AND EQUIBUILDER II POLICIES

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY

   The American Franklin Life Insurance Company ("American Franklin") is a legal reserve stock life, accident and health insurance company organized under the laws of the State of Illinois in 1981. It is engaged in the writing of variable universal life insurance and variable annuities. American Franklin has another separate account (Separate Account VUL) which issues interests in variable insurance policies having policy features that are similar to those of EquiBuilder II policies but the assets of which are invested in a different open-end management investment company. American Franklin no longer offers new policies having an interest in Separate Account VUL. American Franklin also has a separate account which issues interests in variable annuities. American Franklin is presently authorized to write insurance in forty-six states, the District of Columbia and Puerto Rico. American Franklin's home office is located at #1 Franklin Square, Springfield, Illinois 62713.

   American Franklin is an indirect wholly-owned subsidiary of The Franklin Life Insurance Company ("The Franklin"). The Franklin is a legal reserve stock life insurance company organized under the laws of the State of Illinois in 1884. The Franklin issues individual life insurance, annuity and accident and health insurance policies, group annuities and group life and health insurance and offers a variety of whole life, life, retirement income and level and decreasing term insurance plans. Its home office is located at #1 Franklin Square, Springfield, Illinois 62713. The Franklin is not the issuer of the policies offered by this Prospectus, however, it has certain indirect obligations in respect to those policies arising from The Franklin's undertakings to the issuer, American Franklin, as a reinsurer of portions of the death benefits provided under the policies.

   American General Corporation ("American General"), through its wholly-owned subsidiary, AGC Life Insurance Company, owns all of the outstanding shares of common stock of The Franklin. The address of AGC Life Insurance Company is American General Center, Nashville, Tennessee 37250-0001. The address of American General is 2929 Allen Parkway, Houston, Texas 77019-2155.

   American General is one of the largest diversified financial services organizations in the United States. American General's operating subsidiaries are leading providers of retirement services, consumer loans, and life insurance. American General was incorporated as a general business corporation in Texas in 1980 and is the successor to American General Insurance Company, an insurance company incorporated in Texas in 1926.

   On March 11, 2001, American General entered into an Agreement and Plan of Merger with Prudential plc, an international retail financial services organization with its primary headquarters in London, England. As a result of the transaction, American General would become a wholly-owned indirect subsidiary of Prudential plc. It is currently anticipated that the transaction, which is subject to shareholder and regulatory approvals and other conditions, will close by the end of the third quarter of 2001. Prudential plc is not affiliated with The Prudential Insurance Company of America.

   On April 3, 2001, American General received an unsolicited competing offer from American International Group, Inc. which is currently under consideration.

   We are a member of the Insurance Marketplace Standards Association
("IMSA"), and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

                    THE FEATURES OF EQUIBUILDER II POLICIES

HOW EQUIBUILDER II POLICIES DIFFER FROM WHOLE LIFE INSURANCE

   EquiBuilder II policies are designed to provide life insurance coverage with flexibility in death benefits, premium payments and investment choices. EquiBuilder II policies are different from traditional whole life insurance in that the Policy Owner is not required to pay scheduled premiums and may, within limits, choose the amount and frequency of premium payments. EquiBuilder II policies also provide for two different types of death benefit options and the Policy Owner may change options. Another feature of EquiBuilder II policies which is not available under traditional whole life insurance is that the Policy Owner generally has the ability to increase or decrease the Face Amount without purchasing a new policy. However, evidence of insurability may be required. In addition, the Policy Owner may direct the investment of net premiums, which will determine, in part, the value of the Policy Account.

DEATH BENEFITS

   American Franklin will pay a death benefit (net of any policy loan and loan interest and any overdue charges) to the beneficiary of a policy when the Insured Person dies. The Policy Owner may choose from two death benefit options: Option A and Option B. Option A provides a benefit that equals the Face Amount of the policy. Except as described below, the Option A benefit is fixed. Option B provides a benefit that equals the Face Amount of the policy plus the amount in the Policy Account on the day the Insured Person dies. Under Option B, the value of the benefit is variable and fluctuates with the amount in the Policy Account. Option B entails a higher monthly cost of insurance charge than Option A and will cause the value of the Policy Account, and hence the Net Cash Surrender Value of the policy, to be less than if Option A were chosen, all other things being equal.

   Under both options, an alternate death benefit based on provisions of the federal income tax law applies if it would provide a greater benefit (before deductions for any outstanding policy loan and loan interest) than the option selected. This benefit is a percentage multiple of the amount in the Policy Account. The percentage declines as the Insured Person gets older. The benefit will be the amount in the Policy Account on the day the Insured Person dies multiplied by the percentage for the Insured Person's age (as of his or her nearest birthday) at the beginning of the policy year of the Insured Person's death. For ages that are not shown on the table set forth below, the applicable percentages will decrease by a ratable portion for each full year.

                            Table of Death Benefits
                        Based On Policy Account Values
--------------------------------------------------------------------------------
                                            Minimum Death Benefit As Percentage
     Insured Person's Age                            Of The Policy Account
 -------------------------------------------------------------------------------
     40 or under                                             250%
     45                                                      215
     50                                                      185
     55                                                      150
     60                                                      130
     65                                                      120
     70                                                      115
     75 to 90                                                105
     95                                                      100

   For example, if the Insured Person were 40 years old and the amount in the Policy Account were $100,000, the death benefit would be at least $250,000 (250% of $100,000).

   These percentages are based on provisions of federal tax law which require a minimum death benefit in relation to cash value for a policy to qualify as life insurance. See "Federal Tax Considerations," below.

   Under either Option A or Option B, the length of time a policy remains in force depends on the Net Cash Surrender Value of the policy. Because the charges that maintain the policy are deducted from the Policy Account, coverage will last as long as the Net Cash Surrender Value (the amount in the Policy Account minus the surrender charge and any outstanding policy loan and loan interest) can cover these deductions. (See "Additional Information about EquiBuilder II Policies-Lapse of the Policy," below.) The investment experience (which may be either positive or negative) of any amounts in the investment divisions of the Separate Account and the interest earned in the Guaranteed Interest Division will affect the amount in the Policy Account. As a result, the returns from these divisions will affect the length of time a policy remains in force. See "Policy Account Value," below.

Policy Owners who prefer to have insurance coverage that varies with the investment experience of their Policy Account should choose Option B. In no event will the death benefit under Option B be less than the greater of the Face Amount of the policy or the alternate death benefit described above (in either case, less any outstanding policy loan and loan interest). Policy Owners who prefer to have insurance coverage that does not vary in amount and that has lower cost of insurance charges should choose Option A.

POLICY ISSUANCE INFORMATION

   American Franklin will not issue a new policy having a Face Amount that is less than $50,000 nor will it issue a policy in respect of an Insured Person who is older than 75.

   No insurance under a policy will take effect: (a) until a policy is delivered and the full initial premium is paid while the person proposed to be insured is living and (b) unless the information in the application continues to be true and complete, without material change, as of the time the premium is paid.

   See "The Features of EquiBuilder II Policies-Flexible Premium Payments" and "Distribution of the Policies-Applications," below for additional information concerning procedures for obtaining a policy.

MATURITY BENEFIT

   If the Insured Person is still living on the policy anniversary nearest his or her 95th birthday, American Franklin will pay the Policy Owner the amount in the Policy Account net of any outstanding loan and loan interest. The policy will then end.

CHANGES IN EQUIBUILDER II POLICIES

   EquiBuilder II policies provide the Policy Owner flexibility to choose from a variety of strategies, described in the sections that follow, which enable the Policy Owner to increase or decrease his or her insurance protection.

   A reduction in Face Amount lessens emphasis on the policy's insurance coverage by reducing both the death benefit and the amount at risk (the difference between the current death benefit under the policy and the amount of the Policy Account). The reduced amount at risk results in lower cost of insurance charges against the Policy Account. See "The Features of EquiBuilder II Policies-Changing the Face Amount of Insurance," below. A partial withdrawal of Net Cash Surrender Value reduces the Policy Account and death benefit while providing a cash payment, but does not reduce the amount at risk or the cost of insurance charges. See "Policy Account Transactions-Withdrawing Money from the Policy Account," below. Choosing not to make premium payments may have the effect of reducing the Policy Account. Reducing the Policy Account will, under Option A, increase the amount at risk (and thereby increase cost of insurance charges) while leaving the death benefit unchanged; under Option B, it will decrease the death benefit while leaving the amount at risk and the cost of insurance charge unchanged. See "The Features of EquiBuilder II Policies-Flexible Premium Payments," below.

Increases in the Face Amount emphasize insurance coverage by increasing both the death benefit and the amount at risk. See "The Features of EquiBuilder II Policies-Changing the Face Amount of Insurance," below. Additional premium payments may increase the Policy Account, which has the effect, under Option A, of reducing the amount at risk and cost of insurance charge while leaving the death benefit unchanged, or, under Option B, of increasing the death benefit while leaving the amount at risk and cost of insurance charge unchanged. See "The Features of EquiBuilder II Policies-Flexible Premium Payments," below.

CHANGING THE FACE AMOUNT OF INSURANCE

   Any time after the first policy year while a policy is in force, the Policy Owner may change the policy's Face Amount. This may be done by sending a written request to American Franklin's Administrative Office. Any change will be subject to American Franklin's approval and the following conditions:

      If the Face Amount is to be increased, satisfactory evidence that the Insured Person is still insurable must be provided. American Franklin's current procedure if the Insured Person has become a more expensive risk is to ask the Policy Owner to confirm that he or she wishes to pay higher cost of insurance charges on the amount of the increase.

      Any increase in the Face Amount must be at least $10,000. Monthly deductions from the Policy Account for the cost of insurance will increase, beginning on the date the increase in the Face Amount takes effect. In addition, a one-time administrative charge for each increase will be made against the Policy Account. This charge is currently $1.50 for each additional $1,000 of insurance up to a maximum charge of $300. An increase in the Face Amount will not increase the maximum surrender charge.

      The Face Amount may not be reduced below the minimum American Franklin requires to issue a policy at the time of the reduction. Monthly charges against the Policy Account for the cost of insurance will decrease if the Face Amount is reduced. If the Face Amount is reduced during the first ten policy years, a pro rata share of the applicable surrender charge will be made against the Policy Account. See "Deductions and Charges-Surrender Charge," below.

   American Franklin's current procedure is to disapprove a requested decrease in the Face Amount if it would cause the alternate death benefit to apply. Instead, the Policy Owner will be requested to make a partial withdrawal of Net Cash Surrender Value from the Policy Account and then a decrease in the Face Amount. See "The Features of EquiBuilder II Policies-Death Benefits," below.

   American Franklin's current procedure, if the Policy Owner requests a Face Amount decrease when there has been a previous increase in the Face Amount, is to apply the decrease first against the most recent increase in the Face Amount. Decreases will then be applied to prior increases in the Face Amount in the reverse order in which such increases took place, and then to the original Face Amount.

   Policy changes that result in a reduction of the death benefit, such as a decrease in the Face Amount, may cause a policy to become a "modified endowment
contract" or may have other adverse tax consequences.   See "Federal Tax
Considerations," below.

CHANGING DEATH BENEFIT OPTIONS

   At any time after the first policy year while a policy is in force, the Policy Owner may change the death benefit option by sending a written request to American Franklin's Administrative Office. If the death benefit is changed from Option A to Option B, the Face Amount will be decreased by the amount in the Policy Account on the date of the change. Such a change may not be permitted if it would reduce the Face Amount below the minimum American Franklin requires to issue a policy at the time of the reduction. If the death benefit is changed from Option B to Option A, the Face Amount of insurance will be increased by the amount in the Policy Account on the date of the change. Changing the death benefit option may have adverse tax consequences. You should consult a tax adviser before changing the death benefit option.

   No evidence of insurability will be required for the increase in the Face Amount that occurs when a change is made from Option B to Option A, nor will any charge be made for this increase. No surrender charge is made for the decrease in the Face Amount that occurs when a change is made from Option A to Option B. These increases and decreases in the Face Amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk, which is the amount on which cost of insurance charges are based (see "Deductions and Charges-Charges Against the Policy Account-Cost of Insurance Charge," below).

WHEN POLICY CHANGES GO INTO EFFECT

   Any change in the Face Amount or death benefit option of a policy will go into effect at the beginning of the policy month following the date American Franklin approves a request for the change. After a request is approved, American Franklin will send the Policy Owner a written notice of the approval showing each change. The Policy Owner should attach this notice to his or her policy. American Franklin may also request that the policy be returned to its Administrative Office so that the appropriate changes may be made.

   In some cases, a change requested by the Policy Owner may not be approved because it might disqualify the policy as life insurance under applicable federal tax law. American Franklin will send the Policy Owner a written notice of its decision to disapprove any requested change for this reason. See "Federal Tax Considerations," below.

FLEXIBLE PREMIUM PAYMENTS

   The Policy Owner may choose the amount and frequency of premium payments, as long as they are within the limits described below. Even though premiums are flexible, the Policy Information page of each policy will show a "planned" periodic premium. The planned premium is determined by the Policy Owner within limits set by American Franklin when the Policy Owner applied for a policy and is not necessarily designed to equal the amount of premiums that will keep the policy in effect. Planned premiums are generally the amount the Policy Owner decides he or she wants to pay and can be changed at any time.

   The Policy Owner must pay a minimum initial premium on or before the date on which the policy is delivered by American Franklin. The insurance will not go into effect until American Franklin receives this minimum initial premium. American Franklin determines the applicable minimum initial premium based on the age, sex and risk class of the Insured Person, the initial Face Amount of the policy and any additional benefits selected. The first premium payment may be made by check or money order payable to "The American Franklin Life Insurance Company." Any additional premiums should be made by check or money order payable to "The American Franklin Life Insurance Company" and should be sent directly to its Administrative Office.

   American Franklin will send the Policy Owner premium reminder notices based on the planned premium unless the Policy Owner requests American Franklin not to do so in his or her application or by writing to American Franklin's Administrative Office. Nevertheless, the Policy Owner may make the planned payment, skip the planned payment or change the frequency or the amount of the payment.

   Generally, the Policy Owner may pay other premiums at any time and in any amount, as long as each payment is at least $100. (Policies issued in some states may have different minimum premium payments.) American Franklin may increase this minimum upon 90 days' written notice. American Franklin may also reject premium payments in a policy year if the payments would cause the policy to cease to qualify as life insurance under federal tax law. See "Federal Tax Considerations," below.

   If the Policy Owner stops paying premiums temporarily or permanently, the policy will continue in effect until the Net Cash Surrender Value can no longer cover the monthly charges against the Policy Account for the benefits selected. In addition, it should be noted that planned premiums may not be sufficient to maintain a policy because of investment experience, policy changes or other factors.

   The tables set forth below under "Illustrations of Death Benefits, Policy Account and Cash Surrender Values, and Accumulated Premiums" illustrate how the key financial elements of EquiBuilder II policies work. The tables show death benefits and Policy Account and Cash Surrender Values with Face Amounts and planned annual premiums of different amounts for Insured Persons of different ages.

ADDITIONAL BENEFITS

   A policy may include additional benefits. A charge will be made against the Policy Account monthly for each additional benefit. These benefits may be cancelled at any time. More details will be included in the policy if any of these benefits are selected. The following additional benefits are currently available:

      Disability Waiver Benefit. With this benefit, monthly charges from the Policy Account are waived if the Insured Person becomes totally disabled on or after the Insured Person's fifth birthday and the disability continues for six months. If the disability starts before the policy anniversary nearest the Insured Person's 60th birthday, American Franklin will waive monthly charges for life as long as the disability continues. If the disability starts after that, the charges will be waived only up to the policy anniversary nearest the Insured Person's 65th birthday (as long as the disability continues).

      Accidental Death Benefit. American Franklin will pay an additional benefit if the Insured Person dies from bodily injury that results from an accident, provided the Insured Person dies before the policy anniversary nearest his or her 70th birthday.

      Children's Term Insurance. This benefit provides term life insurance on the lives of the Insured Person's children, including natural children, stepchildren and legally adopted children, who have not yet reached their eighteenth birthdays. The charge for this benefit covers all children under eighteen. They are covered only until the Insured Person reaches age 65 or the child reaches age 25, whichever first occurs.

      Term Insurance on an Additional Insured Person. Term insurance may be obtained for another person, such as the Insured Person's spouse, under a policy. A separate charge will be deducted for each additional insured person.

                      SEPARATE ACCOUNT INVESTMENT CHOICES

   After certain amounts are deducted from each premium, the balance, called the net premium, is put into the Policy Account established for each policy. The net premium is credited to the Policy Account as of the date the premium payment is received at American Franklin's Administrative Office, or, if later, the Register Date. The net premium is credited to the Policy Account prior to deductions of any charges against the Policy Account due on that date. See "Deductions and Charges-Deductions from Premiums," below. The Policy Account will be invested in the Money Market division until the first business day fifteen days after the Issue Date of the policy. At that time, the Policy Account will be allocated to the Guaranteed Interest Division or to one or more of the investment divisions of the Separate Account or both, according to the directions provided in the policy application. These instructions will apply to any subsequent premium until the Policy Owner provides new instructions to American Franklin at its Administrative Office. Premium allocation percentages may be any whole number from zero to 100, but the sum must equal 100. See "The Guaranteed Interest Division," below.

THE SEPARATE ACCOUNT AND ITS INVESTMENT DIVISIONS

The Separate Account was established on April 9, 1991 under the Insurance Law of the State of Illinois, and is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not involve any supervision by the Securities and Exchange Commission of the management or investment policies of the Separate Account. A unit investment trust is a type of investment company. The Separate Account meets the definition of a "separate account" under federal securities laws. The Separate Account has a number of investment divisions, each of which invests in shares of a corresponding portfolio of the Variable Insurance Products Fund, or of the Variable Insurance Products Fund II or the MFS Variable Insurance Trust (individually, a "Fund," and collectively, the "Funds"). Currently, VIP Money Market, VIP High Income, VIP Equity-Income, VIP Growth, VIP Overseas, VIPII Investment Grade Bond, VIPII Asset Manager, VIPII Index 500, VIPII Asset Manager: Growth, VIPII and Contrafund, MFS Emerging Growth, MFS Research, MFS Investors Trust Series, MFS Total Return, MFS Utilities and MFS Capital Opportunities divisions are available for investment under EquiBuilder II policies. The Separate Account also issues interests under EquiBuilder III variable life insurance policies, which have policy features that are similar to those of EquiBuilder II policies but which have a different sales charge structure.

THE FUNDS

   Each of the Funds is a diversified open-end management investment company, more commonly called a mutual fund. As "series" type mutual funds, they issue several different "series" of stock, each of which relates to a different Fund portfolio. Currently an aggregate of sixteen portfolios, each of which has different investment objectives, policies and risks, are available for investment of amounts allocated to the Separate Account.

   The Funds do not impose a sales charge or "load" for buying and selling their shares. The Funds' shares are bought and sold by the Separate Account at net asset value pursuant to agreements between American Franklin and the Funds.

   The Funds sell their shares to separate accounts of insurance companies. See "Voting Rights of a Policy Owner-Voting Privileges of Participants in Other Separate Accounts" for information about measures that will be taken to protect Policy Owners in the event of a conflict of interest between the Separate Account and other separate accounts that invest in the Funds.

   More detailed information about the Funds, their investment policies, risks, expenses and all other aspects of their operations appears in their Prospectuses, which are attached to this Prospectus, and in their Statements of Additional Information referred to therein. See "Deductions and Charges - Charges Against the Funds," below, for additional information relating to expenses of the Funds.

INVESTMENT POLICIES OF THE PORTFOLIOS OF THE FUNDS

   Each portfolio of the Funds has a different investment objective which it tries to achieve by following separate investment policies. The objectives and policies of each portfolio will affect its return and its risks. The investment experiences of the divisions of the Separate Account depend on the performances of the corresponding portfolios. The investment objectives and policies of certain portfolios are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser. The investment results of the portfolios, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the portfolios will be comparable to the investment results of any other fund, even if the other fund has the same investment adviser. The investment objectives, policies, restrictions and risks of the portfolios of the Funds are described in detail in the Prospectuses for the Funds, which are attached to this Prospectus, and in the Funds' Statements of Additional Information. The policies and objectives of the Portfolios of the Variable Insurance Products Fund corresponding to the divisions currently available for investment under EquiBuilder II policies may be summarized as follows:

      VIP MONEY MARKET PORTFOLIO seeks as high a level of current income as is consistent with the preservation of capital and liquidity. The Portfolio invests in U.S. dollar- denominated money market securities of domestic and foreign issuers and complies with industry-standard requirements for money market funds regarding the quality, maturity and diversification of the Portfolio's investments.

      VIP HIGH INCOME PORTFOLIO seeks a high level of current while also considering growth of capital. The Portfolio normally invests at least 65% of its total assets in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities which provide poor protection for payment of principal and interest (commonly referred to as "junk bonds"). For a discussion of the risks of investment in junk bonds, see the Prospectus for the Variable Insurance Products Funds, which is attached to this Prospectus.

      VIP EQUITY-INCOME PORTFOLIO seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio seeks a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index. The Portfolio normally invests at least 65% of its total assets in income-producing equity securities.

      VIP GROWTH PORTFOLIO seeks capital appreciation and normally invests its assets primarily in common stocks. The Portfolio invests its assets in companies which its investment adviser believes have above-average growth potential.

      VIP OVERSEAS PORTFOLIO seeks long-term growth of capital and normally invests at least 65% of its total assets in foreign securities. The Portfolio normally invests its assets primarily in common stocks.

   The policies and objectives of the portfolios of the Variable Insurance Products Fund II corresponding to the divisions currently available for investment under EquiBuilder II policies may be summarized as follows:

      VIPII INVESTMENT GRADE BOND PORTFOLIO seeks as high a level of current income as is consistent with the preservation of capital and normally invests its assets in U.S. dollar-denominated investment-grade bonds. The investment adviser uses the Lehman Brothers Aggregate Bond Index as a guide in structuring the Portfolio and selecting investments and manages the Portfolio to have similar overall interest rate risk to the index.

      VIPII ASSET MANAGER PORTFOLIO seeks a high total return with reduced risk over the long - term by allocating its assets among domestic and foreign stocks, bonds and short-term instruments.

      VIPII INDEX 500 PORTFOLIO seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by Standard & Poor's 500 Composite Stock Price Index ("S & P 500"), and normally invests at least 80% of its assets in common stocks included in the S & P 500. The S & P 500 is a widely recognized, unmanaged index of common stock prices.

      VIPII ASSET MANAGER: GROWTH PORTFOLIO seeks to maximize total return by allocating its assets among stocks, bonds, and short-term instruments and other investments.

      VIPII CONTRAFUND PORTFOLIO seeks long-term capital appreciation and normally invests its assets primarily in common stocks. The Portfolio invests its assets in securities of companies whose value the investment adviser believes is not fully recognized by the public.

   The policies and objectives of the portfolios of the MFS Variable Insurance Trust corresponding to the divisions currently available for investment under EquiBuilder II policies may be summarized as follows:

      MFS EMERGING GROWTH SERIES will seek long-term growth of capital. The series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies.

      MFS RESEARCH SERIES will seek to provide long-term growth of capital and future income. The series invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts.

      MFS INVESTORS TRUST SERIES will seek long-term growth of capital with a secondary objective to seek reasonable current income. The series will also seek to provide income equal to approximately 90% of the dividend yield on the Standard & Poors 500 Composite Index. The series invests, under normal market conditions, at least 65% of its total assets in common stock and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

      MFS TOTAL RETURN SERIES will primarily seek to obtain above-average income (compared to a portfolio invested entirely in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential. The series is a "balanced fund," and invests in a combination of equity and fixed income securities.

      MFS UTILITIES SERIES will seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing under normal market conditions, at least 65% of its total assets in equity and debt securities of both domestic and foreign (including emerging market) companies in the utilities industry.

      MFS CAPITAL OPPORTUNITIES SERIES will seek capital appreciation. The series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

   Except for the VIP Money Market, VIPII Investment Grade Bond, VIPII Index 500 and MFS Growth With Income Portfolios, the portfolios may purchase lower-quality bonds which provide poor protection for payment of principal and interest (commonly referred to as "junk bonds"). These securities are highly speculative. Lower-quality bonds involve greater risk of default or price changes than securities assigned a higher quality rating due to changes in the issuer's creditworthiness. This is an aggressive approach to income investing. For a discussion of the risks of investment in these securities, please see the Prospectuses for the Funds, which is are attached to this Prospectus.

   There is no guarantee that any portfolio of the Funds will achieve its objective. In addition, the Funds' Prospectuses advises that no single portfolio constitutes a balanced investment plan.

   Before selecting any division, the Policy Owner should carefully read the Prospectuses for the Funds, which include more complete information about each portfolio, including investment objectives and policies, charges and expenses. A Policy Owner may obtain additional copies of the Prospectuses of the Funds by contacting American Franklin's Administrative Office.

   American Franklin may enter into agreements with affiliates of the Funds that provide for reimbursement of American Franklin for certain costs incurred in connection with administering the Funds as variable funding options for the EquiBuilder II policies. Currently, American Franklin and MFS have entered into an arrangement whereby American Franklin receives a fee equal, on an annualized basis, to a percentage of the aggregate net assets of each of the portfolios of the MFS Variable Insurance Trust attributable to the EquiBuilder II policies and certain other variable contracts issued by American Franklin and its affiliates. This fee will not be paid by the portfolios, their shareholders or the Policy Owners.

   Affiliates of Fidelity Management and Research Company ("FMR") may compensate American Franklin or an affiliate for administrative, distribution, or other services relating to the portfolios of the Funds. Such compensation is generally based on assets of the portfolios attributable to the EquiBuilder II policies and certain other variable contracts issued by American Franklin and its affiliates. This compensation will not be paid by the portfolios, their shareholders or the Policy Owners.

OWNERSHIP OF THE ASSETS OF THE SEPARATE ACCOUNT

   Under Illinois law, American Franklin owns the assets of the Separate Account and uses them to support EquiBuilder II policies, other variable life policies and other variable life policies it may issue in the future. The portion of the Separate Account's assets supporting these policies may not be used to satisfy liabilities arising out of any other business of American Franklin. Under certain unlikely circumstances, one investment division of the Separate Account may be liable for claims relating to the operations of another division. In addition to premiums from EquiBuilder II policies, we may allocate premiums from other policies to the Separate Account. These policy owners will participate in the Separate Account in proportion to the amounts in the Separate Account relating to their policies. American Franklin may also permit charges owed to it to stay in the Separate Account. Thus, American Franklin may also participate proportionately in the Separate Account. These accumulated amounts belong to American Franklin and American Franklin may transfer them from the Separate Account to its General Account at any time.

RIGHT TO CHANGE OPERATIONS

We have the right at any time to:

   . transfer the resulting balance in an investment option in accordance with any transfer request you make that reduces your accumulation value for that option to below $500;

   . transfer the entire balance in proportion to any other investment options you then are using, if the accumulation value in an investment option is below $500 for any other reason;

   . end the automatic rebalancing feature if your accumulation value falls below $5,000;

   .  change the underlying Mutual Fund that any investment option uses;

   . add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Policies from one investment option and put them into another;

   . operate Separate Account VL-R under the direction of a committee or discharge such a committee at any time;

   .  change our underwriting and premium class guidelines;

   . operate Separate Account VL-R, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Separate Account VL-R may be charged an advisory fee if its investments are made directly rather than through another investment company. If that case, we may make any legal investments we wish; or

   . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

   You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek policy owner approval.

                            DEDUCTIONS AND CHARGES

   For information regarding other charges see also "Policy Account Transactions," below.

   We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the Policies. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Policy. For example, the surrender charge may not fully cover all of the sales and distribution expenses actually incurred by American Franklin, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover such expenses.

DEDUCTIONS FROM PREMIUMS

   Any payment received by American Franklin before the Final Policy Date is treated as a premium, unless a policy loan is outstanding and the payment is accompanied by written instructions that it is to be applied to repayment of the policy loan. (See "Policy Account Transactions - Repaying the Loan," below.). The Final Policy Date is the policy anniversary nearest the Insured Person's 95th birthday. Applicable taxes (or tax charge backs if we issued your policy in Oregon) are deducted from all premiums. The balance of each premium (the net premium) is placed in the Policy Account.

   All states and certain other jurisdictions (cities, counties, municipalities) tax premium payments or levy other taxes or charges. Taxes currently range up to 5%. American Franklin deducts the applicable tax from each premium payment. This is a tax to American Franklin, so the Policy Owner cannot deduct it on his or her income tax return. The amount of the tax will vary depending on the jurisdiction in which the Policy Owner resides. Since the tax deduction is a percentage of the premium, the amount of the tax deduction will also vary with the amount of the premium. This deduction for taxes will be increased or decreased to reflect any changes in the applicable taxes. In addition, if a Policy Owner changes his or her place of residence, the deduction will be changed to the tax rate of the new jurisdiction. The Policy Owner should notify American Franklin if he or she changes residence.

   If you are a resident of Oregon at the time you purchase a policy, there is no premium tax charge. Instead, we will deduct from each premium a tax charge back that is permissible under Oregon Law. If you later move from Oregon to a state that has a premium tax, we will not charge you a premium tax. We deduct the tax charge back from each premium you pay, regardless of the state in which you reside at the time you pay the premium. The current tax charge back is 2% of each premium. We may change the tax charge back but any change will only apply to new policies we issue. We use the charge partly to offset our obligation to pay premium taxes on the same policy if you move to another state. We also use the charge to pay for the cost of additional administrative services we provide under these policies.

CHARGES AGAINST THE POLICY ACCOUNT

   At the beginning of each policy month, the following charges are made against each Policy Account. Additional charges against amounts in the Separate Account are described under "Deductions and Charges-Charges Against the Separate Account," below.

   ADMINISTRATIVE CHARGE. The current charge is $6 per month. This charge is designed to cover the continuing costs of maintaining the EquiBuilder II policies, such as premium billing and collection, claim processing, policy transactions, record keeping, communications with Policy Owners and other expenses and overhead. This charge may be raised to reflect higher costs, but American Franklin guarantees it will never be more than $12 per month. At the beginning of each of the first twelve policy months that a policy is in effect, an additional administrative charge of $24 per month will be deducted. This charge permits American Franklin to recover the costs of issuance and placement of the policy such as application processing, medical examinations, establishment of policy records and underwriting costs (determining insurability and assigning the Insured Person to a risk class).

   COST OF INSURANCE CHARGE. The monthly cost of insurance is American Franklin's current monthly cost of insurance rate multiplied by the amount at risk at the beginning of the policy month divided by $1,000. The amount at risk is the difference between the current death benefit and the amount in the Policy Account. If the current death benefit for the month is increased due to the requirements of federal tax law (see "The Features of EquiBuilder II Policies-Death Benefits," above), the amount at risk for the month will also increase. For this purpose the amount of each Policy Account is determined before deduction of the cost of insurance charge but after all other charges due on that date. The amount of the cost of insurance charge will vary from month to month with changes in the amount at risk and with increasing age of the Insured Person.

   The cost of insurance rate is based on the sex, age and risk class of the Insured Person and the Face Amount size band of the policy at the time of the charge. American Franklin may change these rates from time to time, but they will never be more than the guaranteed maximum rates set forth in a particular policy. The maximum charges are based on the Commissioner's 1980 Standard Ordinary Male and Female Mortality Tables. The table below shows the current and guaranteed maximum monthly cost of insurance rates per $1,000 of amount at risk for a male non-tobacco user at various ages. In Montana and Massachusetts there will be no distinctions based on sex. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age and risk class. In addition, employers and Employee Organizations should consider the impact of Title VII of the Civil Rights Act of 1964 on the purchase of an EquiBuilder II policy in connection with an employment related insurance or benefit plan. See "Employee Benefit Plans," below. Where required, American Franklin will provide cost of insurance charges that do not distinguish between males and females.

           ILLUSTRATIVE TABLE OF MONTHLY COST OF INSURANCE RATES FOR
            MALE NON-TOBACCO (ROUNDED) PER $1,000 OF AMOUNT AT RISK



                      $50,000 - $199,999       $200,000 AND OVER
                    FACE AMOUNT SIZE BAND    FACE AMOUNT SIZE BAND
                   -----------------------  -----------------------
     ATTAINED       GUARANTEED    CURRENT    GUARANTEED    CURRENT
       AGE         MAXIMUM RATE    RATE     MAXIMUM RATE    RATE
       ---         ------------   ------    ------------   ------
        5            $ .08        $ .08        $ .08       $ .08
       15              .11          .11          .11         .10
       25              .15          .10          .15         .10
       35              .18          .11          .18         .10
       45              .38          .20          .38         .17
       55              .88          .49          .88         .42
       65             2.14         1.42         2.14        1.20

For a male non-tobacco user, age 35, with a $100,000 Face Amount Option A policy, an initial premium of $1,000, and a 2% premium tax (or tax charge back if we issued the policy in Oregon), the cost of insurance for the first month will be $10.90. This example reflects deduction of the current administrative charges ($6 per month plus the additional charge of $24 per month that applies for the first 12 policy months) and uses the current cost of insurance rate ($.11 per $1,000).

   CHARGES FOR ADDITIONAL BENEFITS. The cost of any additional benefits will be deducted monthly. These charges may be changed, but each policy contains tables showing the guaranteed maximum rates for all of these insurance costs.

   CHANGES IN MONTHLY CHARGES. Any changes in the cost of insurance, charges for additional benefits or administrative charges will be by class of Insured Person and will be based on changes in future expectations about such things as investment earnings, mortality, the length of time policies will remain in effect, expenses and taxes.

CHARGES AGAINST THE SEPARATE ACCOUNT

   The amount in the Policy Account which is allocated to the investment divisions of the Separate Account will be reduced proportionately by the following fees and charges, which are allocated to the investment divisions of the Separate Account. These fees and charges will not be made against amounts allocated to the Guaranteed Interest Division.

   MORTALITY AND EXPENSE RISKS. American Franklin makes a charge for assuming mortality and expense risks. American Franklin guarantees that monthly administrative and cost of insurance deductions from the Policy Account will never be greater than the maximum amounts shown in the policy. The mortality risk assumed is that insured persons will live for shorter periods than estimated. When this happens, American Franklin has to pay a greater amount of death benefit than expected in relation to the cost of insurance charges it received. The expense risk assumed is that the cost of issuing and administering policies will be greater than expected. American Franklin makes a daily charge for mortality and expense risks at an effective annual rate of .75% of the value of the assets in the Separate Account attributable to EquiBuilder II policies. This charge is reflected in the unit values for the investment divisions of the Separate Account. See "Policy Account Value-Determination of Unit Value," below. If the money collected from this charge is not needed, it will be to American Franklin's gain and may be used to cover policy distribution expenses.

   We may profit from this charge and may use such profits for any lawful purpose including paying distribution expenses.

   TAX RESERVE. American Franklin reserves the right to make a charge in the future for taxes or reserves set aside for taxes, which will reduce the investment income of the investment divisions of the Separate Account. See "Federal Tax Considerations," below.

   CHARGES AGAINST THE FUNDS. The Separate Account purchases shares of the Funds at net asset value. That price reflects investment management fees and other direct expenses that have already been deducted from the assets of the Funds. The Funds do not impose a sales charge.

For managing each portfolio's investments and business affairs, each portfolio pays FMR or MFS a monthly fee. See the Prospectuses and Statements of Additional Information of the Funds for a description of the way in which these fees are calculated. FMR has entered into sub-advisory agreements with affiliated companies with respect to management of the VIP High Income, VIP Overseas, VIP Money Market, VIPII Asset Manager, VIPII Asset Manager: Growth and VIPII Contrafund Portfolios. The table in the Summary shows the management fees, other expenses and total annual expenses paid during fiscal 1999 by each portfolio, expressed as a percentage of average net assets of each portfolio.

SURRENDER CHARGE

   If a policy is totally surrendered, or, in some instances, if the Face Amount of the policy is reduced or the policy is permitted to lapse during the first ten policy years, a surrender charge is imposed as a means to recover sales expenses. See "Distribution of the Policies," below. The amount of the surrender charge will vary depending on the policy year in which the redemption occurs and the amount of premium paid. No surrender charge will be applicable after the tenth policy year. If during the first ten policy years a policy is not surrendered or permitted to lapse and the Face Amount is not reduced, no surrender charge will be incurred.

   The surrender charge is a contingent deferred sales load. It is a contingent load because it is imposed only if the Policy Owner surrenders his or her policy (or reduces its Face Amount or lets it lapse) during the first ten policy years. It is a deferred load because it is not deducted from premiums. The amount of the load in a policy year is not necessarily related to actual sales expense in that year. See "Distribution of the Policies," below.

   The surrender charge is the difference between the amount in a particular Policy Account and the Cash Surrender Value of the related policy during the first ten policy years.

   In the first ten policy years, a surrender charge will be imposed if the Policy Owner:

   . totally surrenders his or her policy for its Net Cash Surrender Value;

   . reduces the Face Amount of his or her policy; or

   . lets his or her policy lapse.

   Surrender charges are based on Target' Premiums. Target Premiums are not based on the "planned" premium the Policy Owner determines. See "The Features Of EquiBuilder II Policies-Flexible Premium Payments." Target Premiums are based on the age and sex of the Insured Person, and the initial Face Amount of the policy and the types and amounts of any additional benefits included in the policy. Payment of the Target Premium does not guarantee that the policy will remain in effect.

   The maximum surrender charge for a policy will be shown on the Policy Information page of a policy and will equal 50% of one Target Premium. This maximum will not vary based on the amount of premiums paid or when they are paid. At the end of the sixth policy year, and at the end of each of the four succeeding policy years, the maximum surrender charge is reduced by an amount equal to 20% of the initial maximum surrender charge. After the end of the tenth policy year, there is no surrender charge.

   Subject to the maximum surrender charge, the surrender charge is calculated based on actual premium payments. The surrender charge equals 30% of premium payments made during the first policy year up to the amount of one Target Premium and 9% of any additional premiums paid during the first ten policy years, but not more than 50% of one Target Premium.

   Paying less than one Target Premium in the first policy year will reduce the surrender charge only if not more than approximately five Target Premiums are paid before surrender or lapse (i.e., only if the maximum surrender charge is not reached). However, structuring payments in this manner will increase the risk that a policy will lapse (and that a surrender charge will be incurred that would not have been incurred if the policy had remained in force). If payments are structured in this manner, the amounts in the Policy Account would need to receive favorable investment performance for the policy not to lapse. In addition, paying less premiums may increase cost of insurance charges (which are based on amount at risk). Attempting to structure the timing and amount of premium payments to reduce the potential surrender charge below the maximum is not recommended.

EXAMPLE: Assume the purchase of a $200,000 initial Face Amount policy for a male age 40. This policy would have a Target Premium of $2,280 and a maximum surrender charge of $1,140 ($2,280 x 50%). Also, assume that all premium payments are made at the beginning of each policy year. The following table shows the surrender charge which would apply under different premium payment assumptions if surrender of the policy were to occur during the indicated policy year:

During Year    Premium   Charge     Premium   Charge    Premium   Charge

     1         $3,000    $  749      $2,280   $  684     $1,140   $  342
     2          3,000     1,019       2,280      889      3,420      650
     3          3,000     1,140       2,280    1,094      2,280      855
     4          3,000     1,140       2,280    1,140      2,280    1,060
     5          3,000     1,140       2,280    1,140      2,280    1,140
     6          3,000     1,140       2,280    1,140      2,280    1,140
     7          3,000       912       2,280      912      2,280      912
     8          3,000       684       2,280      684      2,280      684
     9          3,000       456       2,280      456      2,280      456
    10          3,000       228       2,280      228      2,280      228

The maximum surrender charge will be reduced by the amount of any pro rata surrender charge previously imposed in connection with a decrease in the Face Amount of a policy.

   During the first ten policy years, a decrease in the Face Amount of a policy may be considered a partial surrender and American Franklin will deduct a portion of the surrender charge. If the Face Amount of a policy is increased and then decreased, a surrender charge will apply only to a decrease below the original Face Amount (i.e., the Face Amount at the Issue Date). Generally, the pro rata surrender charge for a partial surrender will be determined by dividing the amount of the Face Amount decrease (excluding the portion that merely reverses a prior increase) by the original Face Amount and multiplying the fraction by the surrender charge which would apply if the policy were surrendered.

   For example, assume that a policy is issued for a male age 40 with a Face Amount of $200,000. In the third policy year, the Policy Owner decides to decrease this Face Amount by $100,000. Assume also that an annual premium of $3,000 was paid for each of the first three policy years and that the maximum surrender charge for the third policy year is $1,140. To determine the portion of the surrender charge:

      Divide the amount of the Face Amount decrease by the initial Face Amount. ($100,000 / $200,000 = 0.5)

      Then multiply this fraction by the surrender charge in effect before the decrease. Pro rata surrender charge = 0.5 x $1,140 = $570.

Thus, the Policy Owner would be charged $570 for decreasing the Face Amount of this policy from $200,000 to $100,000 during the third policy year. The maximum surrender charge payable in the future will be reduced proportionately.
American Franklin would send the Policy Owner a new Policy Information page that shows the new maximum charges. The Policy Owner will pay the maximum only if he or she surrenders the policy or lets the policy lapse after paying enough premiums to reach the maximum.

OTHER TRANSACTION CHARGES

In addition to the deductions and charges described above, fees for certain policy transactions are charged against the Policy Account:

      PARTIAL WITHDRAWAL OF NET CASH SURRENDER VALUE. We will charge a maximum fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge is currently $10. We use this charge to help pay for the expense of making a partial surrender. See "Policy Account Transactions-Withdrawing Money from the Policy Account," below.

      INCREASE IN THE FACE AMOUNT OF INSURANCE. There is an administrative charge that is currently $1.50 for each $1,000 of increase up to a maximum charge of $300. See "The Features of EquiBuilder II Policies-Changes in EquiBuilder II Policies," above.

      TRANSFERS. If more than four transfers of Policy Account value are made in a policy year among investment divisions, a charge of up to a maximum of $25 for each additional transfer in that policy year may be made. However, if all of the assets are transferred to the Guaranteed Interest Division, no transfer charge will be imposed. See "Policy Account Transactions-Transfers of Policy Account Value Among Investment Divisions," below. A request for transfer involving the simultaneous transfer of funds from or to more than one investment division will be considered one transfer.

      ILLUSTRATIONS. If, after a policy is issued, a Policy Owner requests more than one illustration of projected death benefits and Policy Account and Cash Surrender Values in a policy year, a fee may be charged. See "Illustrations of Death Benefits, Policy Account and Cash Surrender Values and Accumulated Premiums," below.

The fees for partial withdrawals, increases in face amount and transfers are guaranteed never to exceed the amounts stated above. See also "Deductions and Charges-Surrender Charge," above.

ALLOCATION OF POLICY ACCOUNT CHARGES

   Generally, charges against each Policy Account for monthly charges or certain transaction fees are allocated among the investment divisions of the Separate Account and the unloaned portion of the Guaranteed Interest Division in accordance with the deduction allocation percentages specified by the Policy Owner in his or her application or in accordance with subsequent instructions received by American Franklin from the Policy Owner. However, deductions for the first policy month will generally be made from the Money Market division. See "Separate Account Investment Choices."

   Allocation percentages for deductions may be any whole numbers (from zero to one hundred) which add up to one hundred. A Policy Owner may change deduction allocation percentages by giving instructions to American Franklin at its Administrative Office. Changes will be effective as of the date they are received by American Franklin.

   Charges for partial withdrawals of Net Cash Surrender Value and transfers of Policy Account values will be subtracted equally among the divisions from which the transactions were made. If American Franklin cannot make a charge as described above, it will make the charge based on the proportion that the unloaned amounts in the Guaranteed Interest Division, if any, and the amounts in the investment divisions of the Separate Account bear to the total unloaned value of the Policy Account.

POLICY ACCOUNT VALUE

   The amount in a Policy Account is the sum of the amounts allocated to the Guaranteed Interest Division and to the various investment divisions of the Separate Account. The amount in a Policy Account also reflects various deductions and charges. Monthly charges are made as of the first day of each policy month. Transaction charges or surrender charges are made as of the effective date of the transaction (for example, administrative charges for increases in Face Amount are made as of the next monthly policy anniversary after American Franklin approves the Policy Owner's request).

   Charges against the Separate Account are reflected daily. Any amount allocated to an investment division of the Separate Account will increase or decrease depending on the investment experience of that division. For amounts allocated to the investment divisions of the Separate Account, there is no guaranteed minimum cash value. The value of amounts in a Policy Account allocated to the Guaranteed Interest Division is guaranteed. See "The Guaranteed Interest Division," below.

AMOUNTS IN THE SEPARATE ACCOUNT

   Amounts allocated, transferred or added to the investment divisions of the Separate Account are used to purchase units representing undivided interests in the various divisions. The amount in each division is represented by the value of the units credited to the Policy Account for that division. The number of units purchased or redeemed in an investment division of the Separate Account is calculated by dividing the dollar amount of the transaction by the division's unit value next calculated at the close of business on the date of the transaction (see "Additional Information About EquiBuilder II Policies-Policy Periods, Anniversaries, Dates and Ages," below, regarding the date that the net amount of the initial premium is credited to the Policy Account and interim allocation of the initial net premium and any other net premium received prior to the time that 15 days have elapsed after the Issue Date, and see "Policy Account Transactions" and "The Guaranteed Interest Division-Transfers from the Guaranteed Interest Division," below, regarding the effective dates of Policy Account transactions). The number of units for an investment division at any time is the number of units purchased less the number of units redeemed. The value of units fluctuates with the investment performance of the corresponding portfolio of a Fund, which reflects the investment income and realized and unrealized capital gains and losses of the portfolio and the Fund's expenses. The unit values also reflect charges American Franklin makes against the Separate Account. The number of units credited to a Policy Account, however, will not vary because of changes in unit values. On any given day, the value a Policy Account has in an investment division of the Separate Account is the unit value times the number of units credited to the Policy Account in that division. The units of each investment division of the Separate Account have different unit values.

   Units of an investment division are purchased when the Policy Owner allocates premiums, repays loans or transfers amounts to that division. Units are redeemed or sold when the Policy Owner makes withdrawals or transfers amounts from an investment division of the Separate Account (including transfers for loans) and to pay the death benefit when the Insured Person dies. American Franklin also redeems units for monthly charges or other charges from the Separate Account.

DETERMINATION OF THE UNIT VALUE

   American Franklin determines unit values for each investment division of the Separate Account at the end of each business day. Generally, a business day is any day American Franklin is open and the New York Stock Exchange is open for trading. American Franklin will not process any policy transactions as of any day that is not a business day other than to issue a policy anniversary report, make monthly charge deductions and pay the death benefit under a policy. For purposes of receiving Policy Owner requests, American Franklin is open from 8:00 a.m. to 3:00 p.m., Springfield, Illinois time. The initial unit value for each investment division was set at $100. Subsequently, the unit value for any business day is equal to the unit value for the preceding business day multiplied by the net investment factor for that division on that business day.

   American Franklin determines a net investment factor for each investment division every business day as follows:

   First, the value of the shares belonging to the division in the corresponding Fund portfolio at the close of business that day is determined (before giving effect to any policy transactions for that day, such as premium payments or surrenders). For this purpose, American Franklin uses the share value reported to it by the Fund;

   Next, any dividends or capital gains distributions paid by the Fund for the corresponding portfolio on that day are added;

   Then, this sum is divided by the value of the amounts in the investment division at the close of business on the immediately preceding business day (after giving effect to any policy transactions on that day);

   Then, a daily asset charge for each calendar day between business days is subtracted (for example, a Monday calculation may include charges for Saturday and Sunday). The daily charge is 0.00002063, which is an effective annual rate of 0.75%. This charge is for mortality and expense risks assumed by American Franklin under the policy;

   Finally, any daily charge for taxes or amounts set aside as a reserve for taxes is subtracted.

   Generally, this means that unit values are adjusted to reflect what happens to the Funds, and also for the mortality and expense risk charge and any charge for taxes.

                          POLICY ACCOUNT TRANSACTIONS

   The transactions described below may have different effects on the Policy Account, death benefit, Face Amount or cost of insurance. The Policy Owner should consider the net effects before combining Policy Account transactions. See "The Features of EquiBuilder II Policies-Changes in EquiBuilder II Policies," above. Certain transactions also entail charges. For information regarding other charges, see "Deductions And Charges," above.

CHANGING PREMIUM AND DEDUCTION ALLOCATION PERCENTAGES

   A Policy Owner may change the allocation percentages of his or her net premiums or of his or her monthly deductions by giving instructions to American Franklin at its Administrative Office. These changes will go into effect as of the date American Franklin receives the request at its Administrative Office and will affect transactions on and after that date.

TRANSFERS OF POLICY ACCOUNT VALUE AMONG INVESTMENT DIVISIONS

   A Policy Owner may transfer amounts from any investment division of the Separate Account to any other investment division of the Separate Account or to the Guaranteed Interest Division. A Policy Owner may make up to four transfers of Policy Account value among investment divisions of the Separate Account in each policy year without charge. Depending on the overall cost of performing these transactions, American Franklin may charge up to a current maximum of $25 for each additional transfer, except that no charge will be imposed for a transfer of all amounts in the investment divisions of the Separate Account to the Guaranteed Interest Division. If all amounts are in the Guaranteed Interest Division, the policy will not vary for investment experience. To make a transfer, the Policy Owner should give instructions to American Franklin at its Administrative Office.

   If a charge is imposed for making a transfer, American Franklin will allocate the charge as described under "Deductions And Charges-Allocation of Policy Account Charges," above. All simultaneous transfers included in one transfer request count as one transfer for purposes of any fee.

   A transfer from an investment division of the Separate Account will take effect as of the date American Franklin receives instructions to make the transfer. The minimum amount American Franklin will transfer on any date will be shown on the Policy Information page in each policy and is usually $500. This minimum need not come from any one investment division or be transferred to any one investment division as long as the total amount transferred that day equals or exceeds the minimum. However, American Franklin will transfer the entire amount in any investment division of the Separate Account even if it is less than the minimum specified in a policy. Policy Owners should note that future premiums will continue to be allocated to investment divisions of the Separate Account or the Guaranteed Interest Division in accordance with existing allocations unless instructions are also given with respect to changing them.

   The policies are not designed for professional marketing timing organizations or other entities using programmed and frequent transfers involving large amounts. We may not unilaterally terminate or discontinue transfer privileges. However, we reserve the right to suspend such privileges for a reasonable time with reasonable notice to prevent market timing efforts that could disadvantage other Policy Owners.

   Special rules apply to transfers from the Guaranteed Interest Division. See "The Guaranteed Interest Division-Transfers From The Guaranteed Interest Division," below.

BORROWING FROM THE POLICY ACCOUNT

   At any time that a policy has a Net Cash Surrender Value, the Policy Owner may borrow money from American Franklin using only his or her policy as security for the loan. The maximum aggregate amount that will be loaned is equal to 90% of the Cash Surrender Value of the policy on the date the request for a loan is received by American Franklin at its Administrative Office. Any new loan must be at least the minimum amount shown on the Policy Information page of a policy, usually $500. Any amount that secures a loan remains part of the Policy Account but is assigned to the Guaranteed Interest Division. This loaned amount earns interest at a rate that American Franklin expects will be different from the interest rate for unloaned amounts in the Guaranteed Interest Division. See "Federal Tax Considerations-Policy Proceeds," below, with respect to the federal income tax consequences of a loan.

LOAN REQUESTS

   Requests for loans should be made to American Franklin at its Administrative Office. The Policy Owner may specify how much of the loan should be taken from the unloaned amount, if any, of his or her Policy Account allocated to the Guaranteed Interest Division and how much should be taken from the amounts allocated to the investment divisions of the Separate Account. If a loan is requested from an investment division of the Separate Account, American Franklin will redeem units sufficient to cover that part of the loan and transfer the amount to the loaned portion of the Guaranteed Interest Division. The amounts in each division will be determined as of the day American Franklin receives the request for a loan at its Administrative Office.

   If the Policy Owner does not specify how to allocate a loan, the loan will be allocated according to the Policy Owner's deduction allocation percentages. If the loan cannot be allocated based on these percentages, American Franklin will allocate it based on the proportions of the unloaned amount, if any, of the Policy Owner's Policy Account allocated to the Guaranteed Interest Division and the respective amounts allocated to each investment division of the Separate Account to the unloaned value of the Policy Account.

POLICY LOAN INTEREST

   Interest on a policy loan accrues daily at an adjustable interest rate. American Franklin determines the rate at the beginning of each policy year. The same rate applies to any outstanding policy loans and any new amounts borrowed during the year. American Franklin will notify the Policy Owner of the current rate when a loan is requested. American Franklin determines loan rates as follows. The maximum rate is the greater of:

    .  5 1/2% ; or

    . the "Published Monthly Average" for the calendar month that ends two months before the interest rate is set. The "Published Monthly Average" is the Monthly Average Corporate yield shown in Moody's Corporate Bond Yield Averages published by Moody's Investor Services, Inc.

   If this average is no longer published, American Franklin will use any successor or the average established by the insurance supervisory official of the jurisdiction in which the policy is delivered. American Franklin will not charge more than the maximum rate permitted by applicable law. American Franklin may also set a rate lower than the maximum.

   Any change in the rate from one year to the next will be at least 1/2 of 1%. The current loan interest rate will only change, therefore, if the Published Monthly Average differs from the previous loan interest rate by at least 1/2 of 1%. American Franklin will give advance notice of any increase in the interest rate on any loans outstanding.

WHEN INTEREST IS DUE

   Interest is due on each policy anniversary. If interest is not paid when it is due, it will be added to the outstanding loan and allocated based on the deduction allocation percentages for the Policy Account then in effect. This means American Franklin makes an additional loan to pay the interest and transfers amounts from the investment divisions of the Separate Account and the unloaned portion of the Guaranteed Interest Division to make the loan. If American Franklin cannot allocate the interest based on these percentages, it will allocate it as described above for allocating the loan.

REPAYING THE LOAN

   All or part of a policy loan may be repaid at any time while the Insured Person is alive and a policy is in force, provided that any loan repayment currently must be at least $100 (unless the amount of the outstanding loan and loan interest is less than $100). While a policy loan is outstanding, American Franklin will apply all amounts it receives in respect of that policy as a premium unless the payment is accompanied by written instructions that it is to be applied to repayment of the policy loan.

   American Franklin will first allocate loan repayments to the Guaranteed Interest Division until the amount of any loans originally allocated to that division is repaid. For example, if a Policy Owner borrowed $500 from the Guaranteed Interest Division and $500 from the Equity-Income Division, no repayments may be allocated to the Equity-Income Division until the $500 borrowed from the Guaranteed Interest Division is repaid. After this amount has been repaid, the Policy Owner may specify how subsequent repayments should be allocated. If the Policy Owner does not give instructions, American Franklin will allocate repayments based on current premium allocation percentages at the time repayment is made.

THE EFFECTS OF A POLICY LOAN ON THE POLICY ACCOUNT

   A loan against a policy will have a permanent effect on the value of the Policy Account and, therefore, on benefits under the policy, even if the loan is repaid. When a loan is made against a policy, the amount of the loan is set aside in the Guaranteed Interest Division where it earns a declared rate for loaned amounts. The loan amount will not be available for investment in the investment divisions of the Separate Account or in the unloaned portion of the Guaranteed Interest Division.

   The interest rate for loaned amounts in the Guaranteed Interest Division is expected to be different from the rate that applies to unloaned amounts in the Guaranteed Interest Division. Generally, it will be 2% less than the interest rate charged on the loan, minus any charge for taxes or reserves for taxes, but never less than 4 1/2%. Each month, this interest is added to unloaned amounts of the Policy Account in the Guaranteed Interest Division.

   The impact of a loan on a Policy Account will depend, on one hand, on the investment experience of the investment divisions of the Separate Account and the rates declared for the unloaned portion of the Guaranteed Interest Division and, on the other hand, the rates declared for the loaned portion of the Guaranteed Interest Division. For example, if $1,000 is borrowed against $5,000 in the Money Market Division, the $1,000 will be set aside in the Guaranteed Interest Division. This $1,000 would not be affected by any increases or decreases in the value of units in the Money Market Division. However, the $1,000 earns interest at a declared interest rate.

LAPSE OF THE POLICY

   A policy loan may also affect the amount of time that the insurance provided by a policy remains in force. For example, a policy may lapse more quickly when a loan is outstanding because the loaned amount cannot be used to cover the monthly charges that are made against the Policy Account. If these charges exceed the Net Cash Surrender Value of the policy, then the lapse provisions of the policy will apply. Since the policy permits loans up to 90% of the Cash Surrender Value, additional premium payments may be required to keep the policy in force if the maximum amount is borrowed. For more information about these provisions, see "Additional Information About EquiBuilder II Policies-Lapse of the Policy," below.

WITHDRAWING MONEY FROM THE POLICY ACCOUNT

   After a policy has been in effect for a year, the Policy Owner may request a partial withdrawal of the Net Cash Surrender Value by making a written request to American Franklin at its Administrative Office. Any withdrawal is subject to certain conditions. It must:

   .  be at least $500;

   . not cause the death benefit or face amount to fall below the minimum for which American Franklin would issue the policy at the time (see "Policy Account Transactions-The Effects of a Partial Withdrawal," below); and

   . not cause the policy to fail to qualify as life insurance under applicable tax law.

   The Policy Owner may specify how much of the withdrawal he or she wants taken from each investment division. If no instructions are given, American Franklin will make the withdrawal on the basis of the then current deduction allocation percentages. If American Franklin cannot withdraw the amount based on the Policy Owner's directions or on the deduction allocation percentages, American Franklin will withdraw the amount based on the proportions of the unloaned amount, if any, of the Policy Account allocated to the Guaranteed Interest Division and the respective amounts allocated to the investment divisions of the Separate Account to the total unloaned value of the Policy Account. For example, if 50% of a Policy Account is in the Guaranteed Interest Division and 50% is in the Money Market Division and the Policy Owner wants to withdraw $1,000, American Franklin would take $500 from each division.

WITHDRAWAL CHARGES

   When a partial withdrawal of Net Cash Surrender Value is made, a current expense charge of $25 or 2% of the amount withdrawn, whichever is less, will be charged against the Policy Account. This charge will be allocated equally among the divisions from which the withdrawal was made. If the charge cannot be allocated in this manner, it will be allocated as described under "Deductions And Charges-Allocation of Policy Account Charges," above.

THE EFFECTS OF A PARTIAL WITHDRAWAL

   A partial withdrawal of Net Cash Surrender Value reduces the amount in the Policy Account. It also reduces the Cash Surrender Value and the death benefit on a dollar-for-dollar basis. If the death benefit based on a percentage multiple applies, the reduction in death benefit can be greater. See "The Features of EquiBuilder II Policies-Death Benefits," above. If death benefit Option A is selected, the Face Amount of the policy will also be reduced so there will be no change in the amount at risk. No pro rata surrender charge will be deducted in connection with a reduction in Face Amount made in connection with a partial withdrawal of Net Cash Surrender Value. An endorsement will be sent to the Policy Owner to reflect this change. The Policy Owner may be asked to return the policy to American Franklin's Administrative Office to make a change. A partial withdrawal will not affect the Face Amount of the policy if death benefit Option B is in effect. The withdrawal and these reductions will be effective as of the date American Franklin receives the request at its Administrative Office. See "Federal Tax Considerations-Tax Treatment of Policy Benefits," below, for the tax consequences of a partial withdrawal. A policy loan may be more advantageous if the Policy Owner's need for cash is temporary.

SURRENDERING THE POLICY FOR ITS NET CASH SURRENDER VALUE

   During the first ten policy years, the Cash Surrender Value of a policy is the amount in the Policy Account minus the surrender charge described under "Deductions And Charges-Surrender Charge," above. After ten policy years, the Cash Surrender Value and Policy Account are equal. During the initial policy years, the applicable surrender charge may represent a substantial portion of the premiums paid. See "Illustrations of Death Benefits, Policy Account and Cash Surrender Values, and Accumulated Premiums," below.

   A policy may be surrendered for its Net Cash Surrender Value at any time while the Insured Person is living. This may be done by sending a written request in form satisfactory to American Franklin and the policy to American Franklin at its Administrative Office. The Net Cash Surrender Value of the policy equals the Cash Surrender Value minus any outstanding loan and loan interest. American Franklin will compute the Net Cash Surrender Value as of the date a request for surrender and the policy are received by American Franklin at its Administrative Office, and all insurance coverage under the policy will end on that date. See "Federal Tax Considerations - Tax Treatment of Policy Benefits," below, for the tax consequences of a surrender.

                       THE GUARANTEED INTEREST DIVISION

   A Policy Owner may allocate some or all of a Policy Account to the Guaranteed Interest Division, which is part of American Franklin's General Account and pays interest at a declared rate guaranteed by American Franklin for each policy year. The principal, after charges, is also guaranteed by American Franklin. The General Account supports American Franklin's insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the Guaranteed Interest Division have not been registered under the Securities Act of 1933, and neither the Guaranteed Interest Division nor the General Account has been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account, the Guaranteed Interest Division nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. American Franklin has been advised that the staff of the Securities and Exchange Commission has not made a review of the disclosures which are included in this Prospectus which relate to the General Account and the Guaranteed Interest Division. These disclosures, however, may be subject to certain generally applicable provisions of the federal securities law relating to the accuracy and completeness of statements made in a prospectus.

AMOUNTS IN THE GUARANTEED INTEREST DIVISION

   A Policy Owner may accumulate amounts in the Guaranteed Interest Division by:

   . allocating net premiums and loan repayments;

   . transferring amounts from the investment divisions of the Separate Account;
     or

   . earning interest on amounts already allocated to the Guaranteed Interest
     Division.

   The amount allocated to the Guaranteed Interest Division at any time is the sum of all net premiums and loan repayments allocated to that division and all transfers and earned interest, and includes amounts securing any policy loan outstanding. This amount is reduced by amounts transferred or withdrawn from and charges allocated to this division.

INTEREST ON AMOUNTS IN THE GUARANTEED INTEREST DIVISION

   American Franklin pays a declared interest rate on all amounts in the Guaranteed Interest Division. At policy issuance and prior to each policy anniversary, American Franklin declares the rates that will apply to amounts in the Guaranteed Interest Division for the following policy year. Different rates are paid on unloaned and loaned amounts in the Guaranteed Interest Division. These annual interest rates will never be less than the minimum guaranteed interest rate of 4 1/2%. Interest is compounded daily at an effective annual rate that equals the declared rate for each policy year.

   At the end of each policy month, American Franklin will credit interest to amounts in the Guaranteed Interest Division in the following way:

   . amounts in the Guaranteed Interest Division during the entire policy month are credited with interest from the beginning to the end of the month;

   . amounts added to the Guaranteed Interest Division during the month from net premiums or loan repayments are credited with interest from the date American Franklin receives them. The only exception to this rule applies to the initial net premium payment. American

     Franklin will allocate the initial net premium to the Money Market division until 15 days after the Issue Date (any other net premium received during this period will be allocated in the same way), and will then allocate the amounts in the Policy Account to the Guaranteed Interest Division and the investment divisions of the Separate Account in accordance with the Policy Owner's premium allocation percentages. See "Additional Information About EquiBuilder II-Policy Periods, Anniversaries, Dates and Ages," below;

   . amounts transferred to the Guaranteed Interest Division are credited with interest from the date of the transfer to the end of the month; and

   . amounts charged against or withdrawn from the Guaranteed Interest Division are credited with interest from the beginning of the policy month to the date of the charge or withdrawal.

   Interest credited to any loaned amounts in the Guaranteed Interest Division is allocated to the unloaned portion of the Guaranteed Interest Division.

TRANSFERS FROM THE GUARANTEED INTEREST DIVISION

   A Policy Owner may request a transfer of unloaned amounts in the Guaranteed Interest Division to one or more of the investment divisions of the Separate Account. American Franklin will make the transfer as of the date a written request for transfer is received, provided that the request is received within 30 days after a policy anniversary. The maximum amount that may be transferred is the greater of 25% of the unloaned value in the Guaranteed Interest Division on the date the transfer takes effect or the minimum transfer amount shown in the policy when it is issued. The smallest amount that may be transferred is the lesser of the unloaned value in the Guaranteed Interest Division on the date the transfer takes effect or the minimum transfer amount shown in the policy.

             ADDITIONAL INFORMATION ABOUT EQUIBUILDER II POLICIES

RIGHT TO EXAMINE THE POLICY

   Each Policy Owner has a right to examine the policy. If for any reason the Policy Owner is not satisfied with it, he or she may cancel the policy within the time limits described below. The Policy Owner may cancel the policy by sending it with a written request to cancel to American Franklin's Administrative Office.

   A request to cancel the policy must be postmarked no later than the latest of the following two dates:

   . 10 days after the Policy Owner receives his or her policy; or

   . 45 days after the Policy Owner signs Part 1 of the policy application.

   If the Policy Owner cancels the policy, American Franklin will, within seven days of receipt of the policy and a duly executed, timely notice of cancellation, refund an amount equal to the greater of (1) the premiums paid or
(2) the Policy Account value plus any amount deducted from the premiums paid prior to allocation to the Policy Account.

   Insurance coverage ends when a Policy Owner sends a request for cancellation.

LAPSE OF THE POLICY

   If the Net Cash Surrender Value of a policy is insufficient to pay the charges that are made against the Policy Account each month, or if the total of any policy loan plus loan interest exceeds the Cash Surrender Value of a policy, American Franklin will commence procedures to terminate the policy. American Franklin will notify the Policy Owner and any assignee shown on its records in writing that the Net Cash Surrender Value is insufficient to pay monthly charges or that an outstanding policy loan plus loan interest exceeds the Cash Surrender Value of the policy, that a grace period has begun during which the Policy Owner must pay an additional premium to prevent lapse of the policy, and that a specified amount of premium, which will cover estimated monthly charges for three months, must be paid to avoid lapse of the policy. The grace period extends for 61 days beginning on the day American Franklin sends the Policy Owner notice that the grace period is starting.

   If American Franklin receives payment of at least the stipulated amount before the end of the grace period, the amount paid will be used to satisfy the overdue charges. Any balance left will be placed in the Policy Account and allocated in the same manner as previous premium payments. A payment of less than the Stipulated Amount received before the end of the grace period will be applied to overdue charges but will not prevent lapse of the policy.

   If American Franklin does not receive payment within the 61 days, the policy will lapse without value. American Franklin will withdraw any amount left in the Policy Account and apply this amount to the charges owed to it, including any applicable surrender charge.

   If the Insured Person dies during the grace period, American Franklin will pay the insurance benefits to the beneficiary, minus any outstanding policy loan and loan interest and overdue charges.

REINSTATEMENT OF THE POLICY

   A Policy Owner may reinstate his or her policy within three years after it lapses if:

   . evidence is provided that the Insured Person is still insurable; and

   . a premium payment sufficient to keep the policy in force for three months after the date it is reinstated is paid to American Franklin.

   The effective date of the reinstated policy will be the beginning of the policy month which coincides with or follows the date American Franklin approves the reinstatement application. Upon reinstatement, the maximum surrender charge for the policy will be reduced by the amount of all surrender charges previously imposed on the policy, and for purposes of determining any future surrender charges on the policy, the policy will be deemed to have been in effect since the original Register Date. Previous loans will not be reinstated.

POLICY PERIODS, ANNIVERSARIES, DATES AND AGES

   Policy years, policy months and policy anniversaries are measured from the Register Date shown on the Policy Information page in the policy. Each policy month begins on the same day in each calendar month as the day of the month of the Register Date. For purposes of receiving Policy Owner requests, American Franklin is open from 8:00 a.m. to 3:00 p.m., Springfield, Illinois time.

   The Register Date is the earlier of the Issue Date or the Date of Payment. The Date of Payment will normally be the day of receipt of a check for the full initial premium at American Franklin's Administrative Office. The Issue Date, shown on the Policy Information page of each policy, is the date a policy is actually issued, and depends on the underwriting and other requirements for issuing a particular policy. Contestability is measured from the Issue Date, as is the suicide exclusion.

   The initial net premium will be put in the Policy Account as of the Date of Payment. The initial net premium will be allocated to the Money Market division of the Separate Account, regardless of the Policy Owner's premium allocation percentages, until the first business day 15 days after the Issue Date. Any other net premium received during that period will also be allocated to the Money Market division. On the first business day 15 days after the Issue Date, the amount in the Policy Account will be reallocated in accordance with the Policy Owner's premium allocation percentages. Charges and deductions under the policy are first made as of the Register Date. See "The Features of EquiBuilder II Policies-Death Benefits," above, regarding the commencement of insurance coverage.

   The Final Policy Date is the policy anniversary nearest the Insured Person's 95th birthday. The policy ends on that date if the Insured Person is still alive and the maturity benefit is paid.

   Generally, references in this Prospectus to the age of the Insured Person refer to his or her age on the birthday nearest to that particular date.

                          FEDERAL TAX CONSIDERATIONS

TAX EFFECTS

   This discussion is based on current federal income tax law and interpretations. It assumes that the policy owner is a natural person who is a U.S. citizen and resident. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax adviser.

IN GENERAL

   Your policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") and (b) for as long as the investments made by the underlying Funds satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the policy will meet these requirements and that:

   . the death benefit received by the beneficiary under your policy will not be subject to federal income tax; and

   . increases in your policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your policy, such as a surrender or a partial surrender.

   The federal income tax consequences of a distribution from your policy can be affected by whether your policy is determined to be a "modified endowment contract," as you can see from the following discussion. In all cases, however, the character of all income that is described below as taxable to the payee will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS

   The Code provides for a "seven-pay test." This test determines if your Policy will be a "modified endowment contract."

   If, at any time during the first seven Policy years:

   . you have paid a cumulative amount of premiums;

   . the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit insurance policy; and

   . the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits ("paid-up" means no future premium payments are required) after the payment of seven level annual premiums;

   then your Policy will be a modified endowment contract.

   Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. At any time during the new seven day period, a material change for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your policy's specified amount of coverage, and certain other changes.

   If your policy's benefits are reduced during the first seven policy years
(or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount resulting from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the policy will become a modified endowment contract.

   A life insurance policy that is received in a tax free 1035 exchange for a modified endowment contract will also be considered a modified endowment contract.

OTHER EFFECTS OF POLICY CHANGES

   Changes made to your policy (for example, a decrease in specified amount that you request or that results from a partial surrender that you request) may also have other effects on your policy. Such effects may include impacting the maximum amount of premiums that can be paid under your policy, as well as the maximum amount of accumulation value that may be maintained under your policy.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT

   As long as your policy remains in force during the insured person's lifetime and not as a modified endowment contract, a policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the policy loan generally will not be tax deductible.

   After the first 15 policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your policy that were not taxable.) During the first 15 policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your policy.

   On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any policy loan) over your basis in the policy, will be subject to federal income tax. In addition, if a policy ends after a grace period while there is a policy loan, the cancellation of such loan and accrued loan interest will be treated as a distribution and could be subject to tax under the above rules. Finally, if you make an assignment of rights or benefits under your policy you may be deemed to have received a distribution from your policy, all or part of which may be taxable.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT

   If your policy is a modified endowment contract, any distribution from your policy while the insured person is still living will be taxed on an "income-first" basis. Distributions:

   . include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) or partial surrenders;

   . will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

   . have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

   For modified endowment contracts, your basis:

   . is similar to the basis described above for other policies; and

   . will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

   A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply:

   . to taxpayers 59 1/2 years of age or older;

   . in the case of a disability (as defined in the Code); or

   . to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

   If your policy ends after a grace period while there is a policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any policy loan) over your basis in the policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

   Distributions that occur during a policy year in which your policy becomes a modified endowment contract, and during any subsequent policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

POLICY LAPSES AND REINSTATEMENTS

   A policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

DIVERSIFICATION

   Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the policy for the period of the disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account VUL-2, through the Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Funds, we have entered into agreements with them requiring the Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

   The Treasury Department has stated that it anticipates the issuance of guidelines prescribing the circumstances in which the ability of a policy owner to direct his or her investment to particular divisions within Separate Account VUL-2 may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of Separate Account VUL-2, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that American Franklin, and not the owner of a policy, would be considered the owner of the assets of Separate Account VUL-2.

ESTATE AND GENERATION SKIPPING TAXES

   If the insured person is the policy's owner, the death benefit under the policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the policy would be includable. The federal estate tax is integrated with the federal gift tax under a unified rate schedule and unified credit. The Taxpayer Relief Act of 1997 gradually raises the value of the credit to $1,000,000. In 2001, the value of the unified credit is $675,000. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

   As a general rule, if a "transfer" is made to a person two or more generations younger than the policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

   The particular situation of each policy owner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

LIFE INSURANCE IN SPLIT DOLLAR ARRANGEMENTS

   Internal Revenue Service ("IRS") has released a technical advice memorandum ("TAM") on the taxability of the insurance policies used in certain split dollar arrangements. A TAM provides advice as to the internal revenue laws, regulations, and related statutes with respect to a specific set of facts and a specific taxpayer. In the TAM, among other things, the IRS concluded that an employee was subject to current taxation on the excess of the cash surrender value of the policy over the premiums to be returned to the employer.
Purchasers of life insurance policies to be used in split dollar arrangements are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from such an arrangement.

   The Internal Revenue Service ("IRS") recently issued Notice 2001-10 in an effort to clarify its position and provide guidance regarding split-dollar life insurance arrangements. As part of this Notice, the IRS concluded that the P.S. 58 rates, which have been used to determine the fair market value of life insurance protection, are no longer appropriate and may not be used after December 31, 2001. The

Notice indicates that in 2002, the rate table issued under section 79 of the Code must be used to reflect the economic value of the life insurance protection in split dollar arrangements. The parties to a split dollar arrangement also may elect to use published alternate term rates, provided by the issuing insurance company, if the parties comply with certain new conditions.

   In cases of reverse split dollar or equity split dollar arrangements, the IRS has also stated that an employee will be taxed on the value of any economic benefit above and beyond the employer's investment in the contract. We urge you to contact your tax adviser regarding the federal income tax consequences of split dollar arrangements or reverse split dollar arrangements or reverse split dollar arrangements as a result of the recent IRS Notice 2001-10.

PENSION AND PROFIT-SHARING PLANS

   If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

   The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the policy's accumulation value will not be subject to federal income tax. However, the policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the policy or was an owner-employee under the plan.

   There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

OTHER EMPLOYEE BENEFIT PROGRAMS

   Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policy owners must consider whether the policy was applied for, by, or issued to, a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

ERISA

   Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult a qualified legal adviser.

OUR TAXES


     We report the operations of Separate Account VUL-2 in our federal income tax return, but we currently pay no income tax on Separate Account VUL-2's investment income and capital gains, because these items are, for tax purposes, reflected in our variable life insurance policy reserves. We currently make no charge to any Separate Account VUL-2 division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to Separate Account VUL-2 for income taxes we incur that are allocable to the policy.

   We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to Separate Account VUL-2 or allocable to the policy.

   Certain Funds in which Separate Account VUL-2 assets are invested may elect to pass through to American Franklin taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to American Franklin. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to American Franklin.

WHEN WE WITHHOLD INCOME TAXES

   Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

   In the case of non-resident aliens who own a policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

TAX CHANGES

   The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

                ILLUSTRATIONS OF DEATH BENEFITS, POLICY ACCOUNT
              AND CASH SURRENDER VALUES, AND ACCUMULATED PREMIUMS

   The tables set forth below are intended to illustrate how the key financial elements of a policy work. The tables show how death benefits and Policy Account and Cash Surrender Values ("policy benefits") could vary over an extended period of time if the investment divisions of the Separate Account had constant hypothetical gross annual investment returns of 0%, 4%, 8% or 12% over the years covered by each table. The policy benefits will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the figures will be different if the returns averaged 0%, 4%, 8% or 12%, over a period of years but went above or below those figures in individual policy years. The policy benefits will also differ, depending on a particular Policy Owner's premium allocation to each division, if the overall actual rates of return averaged 0%, 4%, 8% or 12%, but went above or below those figures for the individual investment divisions. The tables are for male non-tobacco users. Planned premium payments are assumed to be paid at the beginning of each policy year. The difference between the Policy Account and the Cash Surrender Value in the first ten years is the surrender charge.

   The tables illustrate cost of insurance and expense charges (policy cost factors) at both current rates (which are described under "Deductions and Charges-Deductions from the Policy Account-Cost of Insurance Charge" and "Deductions and Charges-Charges Against the Separate Account," above) and at the maximum rates American Franklin guarantees in the policies. The amounts shown illustrate policy benefits on the last day of selected policy years. The illustrations reflect a daily charge against the Separate Account investment divisions. This charge includes a 0.75% annual charge against the investment divisions of the Separate Account for mortality and expense risks, and a charge for the effect on each division's investment experience of the charges to the Funds' assets for management (0.59% of aggregate average daily net assets is assumed) and direct expenses of the Funds (0.11% of aggregate average daily net assets is assumed). The effect of these adjustments is that on a 0% gross rate of return the net rate of return would be -1.45%, on 4% it would be 2.55%, on 8% it would be 6.55% and on 12% it would be 10.55%. Management fees and direct expenses of the Funds vary by portfolio and may vary from year to year. The charges to the Fund's assets for management and direct expenses are based on the average of the expense ratios of each of the Funds for the last fiscal year and take into account current expense reimbursement arrangements.FMR has voluntarily agreed to use a portion of the brokerage commissions paid by certain portfolios to reduce their total expenses. In addition, certain Fidelity portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Each MFS portfolio has an expense offset arrangement which reduces the portfolios' custodian fee, and the investment adviser has agreed to bear expenses for the MFS Capital Opportunities series such that certain expenses shall not exceed a specified percentage of average net assets. Such arrangements, which may be terminated at any time without notice, will increase a portfolio's yield.

   The tables assume an applicable tax rate based on premiums of 2% (or a tax charge back if we issued the policy in Oregon). There are tables for both Death Benefit Option A and Death Benefit Option B and each option is illustrated using current and guaranteed policy cost factors. The current cost tables assume that the monthly administrative charge remains constant at $6. The guaranteed tables assume that the monthly administrative charge is $6 in the first year and $12 thereafter. In each case, deduction of the current additional monthly administrative charge of $24 per month to cover costs of establishing a policy is assumed in each of the first 12 policy months. The tables reflect the fact that no deduction is currently made for federal or state income taxes. If a charge is made for those taxes in the future, it will take a higher rate of return to produce after-tax returns of 0%, 4%, 8% or 12%. All illustrations assume that no transfers, withdrawals, policy loans, or changes in Face Amount or Death Benefit Option will be made and that no additional benefits are added to the policy.

   The second column of each table shows what would happen if an amount equal to the gross premiums were invested to earn interest, after taxes, of 5% compounded annually. These tables show that if a policy is surrendered in its very early years for payment of its Cash Surrender Value, that Cash Surrender Value will be low in comparison to the amount of the premiums accumulated with interest.
Thus, the cost of owning a policy for a relatively short time will be high.

   At the request of an applicant for a policy, American Franklin will furnish a comparable illustration based on the age and sex of the proposed Insured Person, standard risk assumptions, a stipulated initial Face Amount and proposed premiums. Upon request after issuance American Franklin will also provide an illustration of future policy benefits based on both guaranteed and current cost factor assumptions and actual Policy Account value. If illustrations are requested more than once in any policy year, a charge may be imposed.

                      TABLE OF CONTENTS FOR ILLUSTRATIONS

INITIAL FACE AMOUNT $200,000 MALE NON-TOBACCO
                                                   PREMIUM   PAGE

Age 40, Option A-Current Charges                    $3,000     37
Age 40, Option A-Guaranteed Charges                 $3,000     37
Age 40, Option B-Current Charges                    $3,000     38
Age 40, Option B-Guaranteed Charges                 $3,000     38

INITIAL FACE AMOUNT $100,000 MALE NON-TOBACCO
                                                   PREMIUM   PAGE

Age 40, Option A-Current Charges                    $1,500     39
Age 40, Option A-Guaranteed Charges                 $1,500     39
Age 40, Option B-Current Charges                    $1,500     40
Age 40, Option B-Guaranteed Charges                 $1,500     40

            EquiBuilder II Flexible Premium Variable Life Insurance

                 The American Franklin Life Insurance Company


INITIAL FACE AMOUNT $200,000                MALE AGE 40 NON-TOBACCO USER                    PLANNED PREMIUM $3,000
   DEATH BENEFIT OPTION A                     ASSUMING CURRENT CHARGES


 Last                     Insurance Benefit(2)                   Policy Account(2)                  Cash Surrender Value(2)
Day of  Accumulated     Assuming Hypothetical Gross           Assuming Hypothetical Gross         Assuming Hypothetical Gross
Policy   Premiums       Annual Investment Return of           Annual Investment Return of         Annual Investment Return of
 Year      (1)       0%         4%        8%       12%       0%       4%        8%      12%      0%       4%      8%      12%

1         3,150    200,000   200,000   200,000   200,000    2,260    2,364    2,468    2,572    1,511    1,615    1,719     1,823
2         6,458    200,000   200,000   200,000   200,000    4,752    5,058    5,373    5,697    3,733    4,039    4,355     4,678
3         9,930    200,000   200,000   200,000   200,000    7,186    7,800    8,448    9,131    6,046    6,660    7,308     7,991
4        13,577    200,000   200,000   200,000   200,000    9,564   10,592   11,704   12,908    8,424    9,452   10,564    11,768
5        17,406    200,000   200,000   200,000   200,000   11,886   13,433   15,154   17,064   10,746   12,293   14,014    15,924
6        21,426    200,000   200,000   200,000   200,000   14,155   16,328   18,811   21,642   13,015   15,188   17,671    20,502
7        25,647    200,000   200,000   200,000   200,000   16,343   19,251   22,663   26,661   15,431   18,339   21,751    25,749
8        30,080    200,000   200,000   200,000   200,000   18,454   22,204   26,727   32,172   17,770   21,520   26,043    31,488
9        34,734    200,000   200,000   200,000   200,000   20,490   25,191   31,019   38,233   20,034   24,735   30,563    37,777
10       39,620    200,000   200,000   200,000   200,000   22,452   28,213   35,556   44,904   22,224   27,985   35,328    44,676
11       44,751    200,000   200,000   200,000   200,000   24,341   31,272   40,358   52,257   24,341   31,272   40,358    52,257
12       50,139    200,000   200,000   200,000   200,000   26,185   34,397   45,469   60,394   26,185   34,397   45,469    60,394
13       55,796    200,000   200,000   200,000   200,000   27,953   37,558   50,884   69,375   27,953   37,558   50,884    69,375
14       61,736    200,000   200,000   200,000   200,000   29,648   40,761   56,628   79,300   29,648   40,761   56,628    79,300
15       67,972    200,000   200,000   200,000   200,000   31,270   44,008   62,728   90,281   31,270   44,008   62,728    90,281
16       74,521    200,000   200,000   200,000   200,000   32,815   47,296   69,206  102,436   32,815   47,296   69,206   102,436
17       81,397    200,000   200,000   200,000   200,000   34,248   50,593   76,065  115,884   34,248   50,593   76,065   115,884
18       88,617    200,000   200,000   200,000   200,000   35,551   53,888   83,326  130,777   35,551   53,888   83,326   130,777
19       96,198    200,000   200,000   200,000   203,283   36,747   57,201   91,043  147,307   36,747   57,201   91,043   147,307
20      104,158    200,000   200,000   200,000   221,893   37,820   60,521   99,245  165,592   37,820   60,521   99,245   165,592
25      150,340    200,000   200,000   200,000   352,729   40,674   76,781  149,043  289,122   40,674   76,781  149,043   289,122

                                      EquiBuilder II Flexible Premium Variable Life Insurance

                                           The American Franklin Life Insurance Company

INITIAL FACE AMOUNT $200,000                MALE AGE 40 NON-TOBACCO USER                    PLANNED PREMIUM $3,000
  DEATH BENEFIT OPTION A                    ASSUMING GUARANTEED CHARGES

 Last                     Insurance Benefit(2)                   Policy Account(2)                  Cash Surrender Value(2)
Day of  Accumulated     Assuming Hypothetical Gross           Assuming Hypothetical Gross         Assuming Hypothetical Gross
Policy   Premiums       Annual Investment Return of           Annual Investment Return of         Annual Investment Return of
 Year      (1)       0%         4%        8%       12%       0%       4%        8%      12%      0%       4%      8%      12%

1         3,150    200,000   200,000   200,000   200,000    2,260    2,364    2,468    2,572    1,511   1,615    1,719    1,823
2         6,458    200,000   200,000   200,000   200,000    4,345    4,643    4,950    5,265    3,326   3,624    3,931    4,246
3         9,930    200,000   200,000   200,000   200,000    6,352    6,933    7,547    8,195    5,212   5,793    6,407    7,055
4        13,577    200,000   200,000   200,000   200,000    8,279    9,230   10,263   11,385    7,139   8,090    9,123   10,245
5        17,406    200,000   200,000   200,000   200,000   10,124   11,533   13,107   14,861    8,984  10,393   11,967   13,721
6        21,426    200,000   200,000   200,000   200,000   11,884   13,837   16,080   18,651   10,744  12,697   14,940   17,511
7        25,647    200,000   200,000   200,000   200,000   13,558   16,142   19,194   22,791   12,646  15,230   18,282   21,879
8        30,080    200,000   200,000   200,000   200,000   15,142   18,443   22,454   27,316   14,458  17,759   21,770   26,632
9        34,734    200,000   200,000   200,000   200,000   16,633   20,738   25,869   32,269   16,177  20,282   25,413   31,813
10       39,620    200,000   200,000   200,000   200,000   18,027   23,020   29,444   37,694   17,799  22,792   29,216   37,466
11       44,751    200,000   200,000   200,000   200,000   19,320   25,287   33,191   43,645   19,320  25,287   33,191   43,645
12       50,139    200,000   200,000   200,000   200,000   20,497   27,523   37,110   50,174   20,497  27,523   37,110   50,174
13       55,796    200,000   200,000   200,000   200,000   21,548   29,718   41,206   57,341   21,548  29,718   41,206   57,341
14       61,736    200,000   200,000   200,000   200,000   22,460   31,859   45,484   65,219   22,460  31,859   45,484   65,219
15       67,972    200,000   200,000   200,000   200,000   23,216   33,929   49,947   73,886   23,216  33,929   49,947   73,886
16       74,521    200,000   200,000   200,000   200,000   23,809   35,919   54,609   83,443   23,809  35,919   54,609   83,443
17       81,397    200,000   200,000   200,000   200,000   24,224   37,816   59,481   94,003   24,224  37,816   59,481   94,003
18       88,617    200,000   200,000   200,000   200,000   24,459   39,615   64,584  105,702   24,459  39,615   64,584  105,702
19       96,198    200,000   200,000   200,000   200,000   24,498   41,303   69,937  118,696   24,498  41,303   69,937  118,696
20      104,158    200,000   200,000   200,000   200,000   24,330   42,868   75,563  133,165   24,330  42,868   75,563  133,165
25      150,340    200,000   200,000   200,000   284,054   19,335   47,864  108,559  232,831   19,335  47,864  108,559  232,831

(1) Assumes Net Interest of 5% compounded annually.

(2) Assumes no policy loan has been made.

The death benefits and Policy Account and Cash Surrender Values will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefits and Policy Account and Cash Surrender Values for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 4%, 8% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefits and Policy Account and Cash Surrender Values for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the Separate Account and the different rates of return of the Funds if the actual rates of investment return applicable to the policy averaged 0%, 4%, 8% and 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

            EquiBuilder II Flexible Premium Variable Life Insurance

                 The American Franklin Life Insurance Company


INITIAL FACE AMOUNT $200,000                     MALE AGE 40 NON-TOBACCO USER                 PLANNED PREMIUM $3,000
  DEATH BENEFIT OPTION B                           ASSUMING CURRENT CHARGES

 Last                     Insurance Benefit(2)                   Policy Account(2)                  Cash Surrender Value(2)
Day of  Accumulated     Assuming Hypothetical Gross           Assuming Hypothetical Gross         Assuming Hypothetical Gross
Policy   Premiums       Annual Investment Return of           Annual Investment Return of         Annual Investment Return of
 Year      (1)       0%         4%        8%       12%       0%       4%        8%      12%       0%       4%       8%        12%

1         3,150    202,256   202,360   202,464   202,568    2,256    2,360     2,464     2,568    1,508    1,611     1,715    1,819
2         6,458    204,740   205,046   205,360   205,683    4,740    5,046     5,360     5,683    3,721    4,027     4,342    4,664
3         9,930    207,162   207,774   208,420   209,100    7,162    7,774     8,420     9,100    6,022    6,634     7,280    7,960
4        13,577    209,523   210,545   211,652   212,850    9,523   10,545    11,652    12,850    8,383    9,405    10,512   11,710
5        17,406    211,822   213,359   215,068   216,965   11,822   13,359    15,068    16,965   10,682   12,219    13,928   15,825
6        21,426    214,062   216,218   218,680   221,488   14,062   16,218    18,680    21,488   12,922   15,078    17,540   20,348
7        25,647    216,211   219,090   222,469   226,426   16,211   19,090    22,469    26,426   15,299   18,178    21,557   25,514
8        30,080    218,275   221,980   226,448   231,826   18,275   21,980    26,448    31,826   17,591   21,296    25,764   31,142
9        34,734    220,252   224,886   230,630   237,737   20,252   24,886    30,630    37,737   19,796   24,430    30,174   37,281
10       39,620    222,143   227,808   235,025   244,210   22,143   27,808    35,025    44,210   21,915   27,580    34,797   43,982
11       44,751    223,950   230,745   239,649   251,305   23,950   30,745    39,649    51,305   23,950   30,745    39,649   51,305
12       50,139    225,702   233,729   244,546   259,118   25,702   33,729    44,546    59,118   25,702   33,729    44,546   59,118
13       55,796    227,364   236,722   249,696   267,686   27,364   36,722    49,696    67,686   27,364   36,722    49,696   67,686
14       61,736    228,938   239,727   255,117   277,091   28,938   39,727    55,117    77,091   28,938   39,727    55,117   77,091
15       67,972    230,423   242,741   260,824   287,418   30,423   42,741    60,824    87,418   30,423   42,741    60,824   87,418
16       74,521    231,814   245,757   266,829   298,756   31,814   45,757    66,829    98,756   31,814   45,757    66,829   98,756
17       81,397    233,066   248,729   273,103   311,164   33,066   48,729    73,103   111,164   33,066   48,729    73,103  111,164
18       88,617    234,158   251,632   279,641   324,731   34,158   51,632    79,641   124,731   34,158   51,632    79,641  124,731
19       96,198    235,116   254,487   286,483   339,602   35,116   54,487    86,483   139,602   35,116   54,487    86,483  139,602
20      104,158    235,918   257,272   293,626   355,878   35,918   57,272    93,626   155,878   35,918   57,272    93,626  155,878
25      150,340    236,768   269,081   333,551   459,370   36,768   69,081   133,551   259,370   36,768   69,081   133,551  259,370

                                      EquiBuilder II Flexible Premium Variable Life Insurance

                                           The American Franklin Life Insurance Company

INITIAL FACE AMOUNT $200,000                     MALE AGE 40 NON-TOBACCO USER                 PLANNED PREMIUM $3,000
  DEATH BENEFIT OPTION B                         ASSUMING GUARANTEED CHARGES

 Last                     Insurance Benefit(2)                   Policy Account(2)                  Cash Surrender Value(2)
Day of  Accumulated     Assuming Hypothetical Gross           Assuming Hypothetical Gross         Assuming Hypothetical Gross
Policy   Premiums       Annual Investment Return of           Annual Investment Return of         Annual Investment Return of
 Year      (1)       0%         4%        8%       12%       0%       4%        8%      12%       0%       4%       8%        12%

1         3,150    202,256   202,360   202,464   202,568    2,256    2,360    2,464     2,568     1,508    1,611    1,715     1,819
2         6,458    204,325   204,622   204,928   205,242    4,325    4,622    4,928     5,242     3,307    3,603    3,909     4,223
3         9,930    206,309   206,885   207,495   208,139    6,309    6,885    7,495     8,139     5,169    5,745    6,355     6,999
4        13,577    208,202   209,143   210,166   211,276    8,202    9,143   10,166    11,276     7,062    8,003    9,026    10,136
5        17,406    210,004   211,394   212,946   214,676   10,004   11,394   12,946    14,676     8,864   10,254   11,806    13,536
6        21,426    211,709   213,629   215,833   218,359   11,709   13,629   15,833    18,359    10,569   12,489   14,693    17,219
7        25,647    213,315   215,846   218,833   222,353   13,315   15,846   18,833    22,353    12,403   14,934   17,921    21,441
8        30,080    214,819   218,038   221,947   226,683   14,819   18,038   21,947    26,683    14,135   17,354   21,263    25,999
9        34,734    216,216   220,199   225,175   231,379   16,216   20,199   25,175    31,379    15,760   19,743   24,719    30,923
10       39,620    217,499   222,320   228,518   236,472   17,499   22,320   28,518    36,472    17,271   22,092   28,290    36,244
11       44,751    218,664   224,394   231,976   241,996   18,664   24,394   31,976    41,996    18,664   24,394   31,976    41,996
12       50,139    219,696   226,401   235,539   247,978   19,696   26,401   35,539    47,978    19,696   26,401   35,539    47,978
13       55,796    220,579   228,323   239,196   254,450   20,579   28,323   39,196    54,450    20,579   28,323   39,196    54,450
14       61,736    221,301   230,142   242,937   261,446   21,301   30,142   42,937    61,446    21,301   30,142   42,937    61,446
15       67,972    221,842   231,833   246,746   268,999   21,842   31,833   46,746    68,999    21,842   31,833   46,746    68,999
16       74,521    222,192   233,381   250,613   277,154   22,192   33,381   50,613    77,154    22,192   33,381   50,613    77,154
17       81,397    222,339   234,765   254,527   285,958   22,339   34,765   54,527    85,958    22,339   34,765   54,527    85,958
18       88,617    222,277   235,974   258,482   295,471   22,277   35,974   58,482    95,471    22,277   35,974   58,482    95,471
19       96,198    221,994   236,987   262,464   305,751   21,994   36,987   62,464   105,751    21,994   36,987   62,464   105,751
20      104,158    221,479   237,784   266,460   316,865   21,479   37,784   66,460   116,865    21,479   37,784   66,460   116,865
25      150,340    214,424   237,158   285,439   386,459   14,424   37,158   85,439   186,459    14,424   37,158   85,439   186,459

(1) Assumes Net Interest of 5% compounded annually.

(2) Assumes no policy loan has been made.

The death benefits and Policy Account and Cash Surrender Values will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefits and Policy Account and Cash Surrender Values for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 4%, 8% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefits and Policy Account and Cash Surrender Values for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the Separate Account and the different rates of return of the Funds if the actual rates of investment return applicable to the policy averaged 0%, 4%, 8% and 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

            EquiBuilder II Flexible Premium Variable Life Insurance

                 The American Franklin Life Insurance Company


INITIAL FACE AMOUNT $100,000                     MALE AGE 40 NON-TOBACCO USER                 PLANNED PREMIUM $1,500
  DEATH BENEFIT OPTION A                           ASSUMING CURRENT CHARGES

 Last                     Insurance Benefit(2)                   Policy Account(2)                  Cash Surrender Value(2)
Day of  Accumulated     Assuming Hypothetical Gross           Assuming Hypothetical Gross         Assuming Hypothetical Gross
Policy   Premiums       Annual Investment Return of           Annual Investment Return of         Annual Investment Return of
 Year      (1)       0%         4%        8%       12%       0%       4%        8%      12%       0%       4%       8%        12%

1        1,575     100,000   100,000   100,000   100,000      940      987     1,035     1,083      565      613      661       709
2        3,229     100,000   100,000   100,000   100,000    2,137    2,278     2,422     2,571    1,628    1,768    1,913     2,061
3        4,965     100,000   100,000   100,000   100,000    3,306    3,589     3,888     4,202    2,736    3,019    3,318     3,632
4        6,788     100,000   100,000   100,000   100,000    4,444    4,920     5,436     5,994    3,874    4,350    4,866     5,424
5        8,703     100,000   100,000   100,000   100,000    5,553    6,273     7,074     7,963    4,983    5,703    6,504     7,393
6       10,713     100,000   100,000   100,000   100,000    6,632    7,648     8,807    10,128    6,062    7,078    8,237     9,558
7       12,824     100,000   100,000   100,000   100,000    7,669    9,031    10,628    12,497    7,213    8,575   10,172    12,041
8       15,040     100,000   100,000   100,000   100,000    8,663   10,422    12,542    15,092    8,321   10,080   12,200    14,750
9       17,367     100,000   100,000   100,000   100,000    9,615   11,823    14,558    17,940    9,387   11,595   14,330    17,712
10      19,810     100,000   100,000   100,000   100,000   10,523   13,232    16,681    21,068   10,409   13,118   16,567    20,954
11      22,376     100,000   100,000   100,000   100,000   11,392   14,652    18,922    24,511   11,392   14,652   18,922    24,511
12      25,069     100,000   100,000   100,000   100,000   12,234   16,097    21,304    28,316   12,234   16,097   21,304    28,316
13      27,898     100,000   100,000   100,000   100,000   13,034   17,554    23,821    32,514   13,034   17,554   23,821    32,514
14      30,868     100,000   100,000   100,000   100,000   13,790   19,019    26,483    37,146   13,790   19,019   26,483    37,146
15      33,986     100,000   100,000   100,000   100,000   14,506   20,497    29,305    42,269   14,506   20,497   29,305    42,269
16      37,261     100,000   100,000   100,000   100,000   15,178   21,987    32,297    47,938   15,178   21,987   32,297    47,938
17      40,699     100,000   100,000   100,000   100,000   15,785   23,469    35,456    54,205   15,785   23,469   35,456    54,205
18      44,309     100,000   100,000   100,000   100,000   16,317   24,933    38,788    61,142   16,317   24,933   38,788    61,142
19      48,099     100,000   100,000   100,000   100,000   16,787   26,394    42,323    68,843   16,787   26,394   42,323    68,843
20      52,079     100,000   100,000   100,000   103,712   17,185   27,842    46,072    77,397   17,185   27,842   46,072    77,397
25      75,170     100,000   100,000   100,000   164,948   17,672   34,573    68,662   135,203   17,672   34,573   68,662   135,203


                                      EquiBuilder II Flexible Premium Variable Life Insurance

                                           The American Franklin Life Insurance Company

INITIAL FACE AMOUNT $100,000                     MALE AGE 40 NON-TOBACCO USER                 PLANNED PREMIUM $1,500
  DEATH BENEFIT OPTION A                          ASSUMING GUARANTEED CHARGES


 Last                     Insurance Benefit(2)                   Policy Account(2)                  Cash Surrender Value(2)
Day of  Accumulated     Assuming Hypothetical Gross           Assuming Hypothetical Gross         Assuming Hypothetical Gross
Policy   Premiums       Annual Investment Return of           Annual Investment Return of         Annual Investment Return of
 Year      (1)         0%         4%        8%       12%       0%       4%        8%      12%       0%       4%       8%        12%

1         1,575     100,000   100,000   100,000   100,000      940      987    1,035     1,083      565      613      661       709
2         3,229     100,000   100,000   100,000   100,000    1,913    2,048    2,188     2,332    1,403    1,539    1,678     1,822
3         4,965     100,000   100,000   100,000   100,000    2,848    3,112    3,392     3,688    2,278    2,542    2,822     3,118
4         6,788     100,000   100,000   100,000   100,000    3,743    4,177    4,649     5,161    3,173    3,607    4,079     4,591
5         8,703     100,000   100,000   100,000   100,000    4,598    5,242    5,962     6,764    4,028    4,672    5,392     6,194
6        10,713     100,000   100,000   100,000   100,000    5,411    6,305    7,333     8,510    4,841    5,735    6,763     7,940
7        12,824     100,000   100,000   100,000   100,000    6,181    7,366    8,765    10,413    5,725    6,910    8,309     9,957
8        15,040     100,000   100,000   100,000   100,000    6,907    8,422   10,261    12,489    6,565    8,080    9,919    12,147
9        17,367     100,000   100,000   100,000   100,000    7,587    9,471   11,824    14,759    7,359    9,243   11,596    14,531
10       19,810     100,000   100,000   100,000   100,000    8,219   10,510   13,457    17,240    8,105   10,396   13,343    17,126
11       22,376     100,000   100,000   100,000   100,000    8,799   11,537   15,164    19,958    8,799   11,537   15,164    19,958
12       25,069     100,000   100,000   100,000   100,000    9,323   12,546   16,943    22,935    9,323   12,546   16,943    22,935
13       27,898     100,000   100,000   100,000   100,000    9,783   13,529   18,797    26,196    9,783   13,529   18,797    26,196
14       30,868     100,000   100,000   100,000   100,000   10,173   14,480   20,726    29,773   10,173   14,480   20,726    29,773
15       33,986     100,000   100,000   100,000   100,000   10,484   15,391   22,730    33,701   10,484   15,391   22,730    33,701
16       37,261     100,000   100,000   100,000   100,000   10,713   16,255   24,814    38,023   10,713   16,255   24,814    38,023
17       40,699     100,000   100,000   100,000   100,000   10,853   17,067   26,981    42,789   10,853   17,067   26,981    42,789
18       44,309     100,000   100,000   100,000   100,000   10,901   17,822   29,240    48,059   10,901   17,822   29,240    48,059
19       48,099     100,000   100,000   100,000   100,000   10,850   18,514   31,597    53,901   10,850   18,514   31,597    53,901
20       52,079     100,000   100,000   100,000   100,000   10,694   19,136   34,060    60,394   10,694   19,136   34,060    60,394
25       75,170     100,000   100,000   100,000   128,806    7,794   20,652   48,195   105,578    7,794   20,652   48,195   105,578

(1) Assumes Net Interest of 5% compounded annually.

(2) Assumes no policy loan has been made.

The death benefits and Policy Account and Cash Surrender Values will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefits and Policy Account and Cash Surrender Values for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 4%, 8% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefits and Policy Account and Cash Surrender Values for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the Separate Account and the different rates of return of the Funds if the actual rates of investment return applicable to the policy averaged 0%, 4%, 8% and 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

            EquiBuilder II Flexible Premium Variable Life Insurance

                 The American Franklin Life Insurance Company



INITIAL FACE AMOUNT $100,000                     MALE AGE 40 NON-TOBACCO USER                 PLANNED PREMIUM $1,500
   DEATH BENEFIT OPTION B                           ASSUMING CURRENT CHARGES

 Last                     Insurance Benefit(2)                   Policy Account(2)                  Cash Surrender Value(2)
Day of  Accumulated     Assuming Hypothetical Gross           Assuming Hypothetical Gross         Assuming Hypothetical Gross
Policy   Premiums       Annual Investment Return of           Annual Investment Return of         Annual Investment Return of
 Year      (1)       0%         4%        8%       12%       0%       4%        8%      12%       0%       4%       8%        12%

1        1,575     100,938   100,985   101,033   101,081      938      985    1,033     1,081      563      611      659       707
2        3,229     102,132   102,272   102,416   102,564    2,132    2,272    2,416     2,564    1,622    1,762    1,906     2,054
3        4,965     103,294   103,576   103,873   104,187    3,294    3,576    3,873     4,187    2,724    3,006    3,303     3,617
4        6,788     104,423   104,896   105,409   105,964    4,423    4,896    5,409     5,964    3,853    4,326    4,839     5,394
5        8,703     105,519   106,235   107,030   107,912    5,519    6,235    7,030     7,912    4,949    5,665    6,460     7,342
6       10,713     106,584   107,590   108,739   110,047    6,584    7,590    8,739    10,047    6,014    7,020    8,169     9,477
7       12,824     107,600   108,947   110,527   112,374    7,600    8,947   10,527    12,374    7,144    8,491   10,071    11,918
8       15,040     108,568   110,304   112,395   114,910    8,568   10,304   12,395    14,910    8,226    9,962   12,053    14,568
9       17,367     109,489   111,662   114,352   117,678    9,489   11,662   14,352    17,678    9,261   11,434   14,124    17,450
10      19,810     110,359   113,016   116,399   120,699   10,359   13,016   16,399    20,699   10,245   12,902   16,285    20,585
11      22,376     111,183   114,371   118,544   124,003   11,183   14,371   18,544    24,003   11,183   14,371   18,544    24,003
12      25,069     111,975   115,739   120,809   127,634   11,975   15,739   20,809    27,634   11,975   15,739   20,809    27,634
13      27,898     112,717   117,104   123,182   131,607   12,717   17,104   23,182    31,607   12,717   17,104   23,182    31,607
14      30,868     113,406   118,459   125,667   135,954   13,406   18,459   25,667    35,954   13,406   18,459   25,667    35,954
15      33,986     114,046   119,810   128,273   140,718   14,046   19,810   28,273    40,718   14,046   19,810   28,273    40,718
16      37,261     114,633   121,150   131,005   145,939   14,633   21,150   31,005    45,939   14,633   21,150   31,005    45,939
17      40,699     115,142   122,453   133,842   151,635   15,142   22,453   33,842    51,635   15,142   22,453   33,842    51,635
18      44,309     115,558   123,703   136,778   157,843   15,558   23,703   36,778    57,843   15,558   23,703   36,778    57,843
19      48,099     115,899   124,914   139,833   164,631   15,899   24,914   39,833    64,631   15,899   24,914   39,833    64,631
20      52,079     116,151   126,069   143,000   172,046   16,151   26,069   43,000    72,046   16,151   26,069   43,000    72,046
25      75,170     115,580   130,395   160,184   218,900   15,580   30,395   60,184   118,900   15,580   30,395   60,184   118,900


                                      EquiBuilder II Flexible Premium Variable Life Insurance

                                           The American Franklin Life Insurance Company

INITIAL FACE AMOUNT $100,000                      MALE AGE 40 NON-TOBACCO USER                PLANNED PREMIUM $1,500
   DEATH BENEFIT OPTION B                          ASSUMING GUARANTEED CHARGES

 Last                     Insurance Benefit(2)                   Policy Account(2)                  Cash Surrender Value(2)
Day of  Accumulated     Assuming Hypothetical Gross           Assuming Hypothetical Gross         Assuming Hypothetical Gross
Policy   Premiums       Annual Investment Return of           Annual Investment Return of         Annual Investment Return of
 Year      (1)       0%         4%        8%       12%       0%       4%        8%      12%       0%       4%       8%        12%

1        1,575     100,938   100,985   101,033   101,081     938       985     1,033     1,081      563      611      659      707
2        3,229     101,904   102,039   102,178   102,321   1,904     2,039     2,178     2,321    1,394    1,529    1,668    1,811
3        4,965     102,828   103,090   103,368   103,661   2,828     3,090     3,368     3,661    2,258    2,520    2,798    3,091
4        6,788     103,707   104,137   104,604   105,111   3,707     4,137     4,604     5,111    3,137    3,567    4,034    4,541
5        8,703     104,543   105,178   105,888   106,679   4,543     5,178     5,888     6,679    3,973    4,608    5,318    6,109
6       10,713     105,330   106,210   107,219   108,375   5,330     6,210     7,219     8,375    4,760    5,640    6,649    7,805
7       12,824     106,070   107,230   108,599   110,211   6,070     7,230     8,599    10,211    5,614    6,774    8,143    9,755
8       15,040     106,759   108,235   110,027   112,198   6,759     8,235    10,027    12,198    6,417    7,893    9,685   11,856
9       17,367     107,395   109,223   111,505   114,350   7,395     9,223    11,505    14,350    7,167    8,995   11,277   14,122
10      19,810     107,976   110,188   113,031   116,679   7,976    10,188    13,031    16,679    7,862   10,074   12,917   16,565
11      22,376     108,498   111,127   114,605   119,200   8,498    11,127    14,605    19,200    8,498   11,127   14,605   19,200
12      25,069     108,954   112,030   116,221   121,926   8,954    12,030    16,221    21,926    8,954   12,030   16,221   21,926
13      27,898     109,338   112,888   117,874   124,868   9,338    12,888    17,874    24,868    9,338   12,888   17,874   24,868
14      30,868     109,641   113,692   119,557   128,041   9,641    13,692    19,557    28,041    9,641   13,692   19,557   28,041
15      33,986     109,855   114,430   121,262   131,459   9,855    14,430    21,262    31,459    9,855   14,430   21,262   31,459
16      37,261     109,974   115,093   122,983   135,140   9,974    15,093    22,983    35,140    9,974   15,093   22,983   35,140
17      40,699     109,992   115,671   124,713   139,103   9,992    15,671    24,713    39,103    9,992   15,671   24,713   39,103
18      44,309     109,907   116,159   126,449   143,375   9,907    16,159    26,449    43,375    9,907   16,159   26,449   43,375
19      48,099     109,712   116,546   128,182   147,979   9,712    16,546    28,182    47,979    9,712   16,546   28,182   47,979
20      52,079     109,402   116,822   129,906   152,943   9,402    16,822    29,906    52,943    9,402   16,822   29,906   52,943
25      75,170     105,621   115,847   137,730   183,969   5,621    15,847    37,730    83,969    5,621   15,847   37,730   83,969


(1) Assumes Net Interest of 5% compounded annually.

(2) Assumes no policy loan has been made.

The death benefits and Policy Account and Cash Surrender Values will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefits and Policy Account and Cash Surrender Values for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 4%, 8% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefits and Policy Account and Cash Surrender Values for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the Separate Account and the different rates of return of the Funds if the actual rates of investment return applicable to the policy averaged 0%, 4%, 8% and 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                            ADDITIONAL INFORMATION

                        VOTING RIGHTS OF A POLICY OWNER

VOTING RIGHTS OF THE FUNDS

   As was explained in "Separate Account Investment Choices," above, the assets in the divisions of the Separate Account are invested in shares of the corresponding portfolios of the Funds. American Franklin is the legal owner of the shares and, as such, has the right to vote on certain matters. Among other things, it may vote to:

   a.   elect the Boards of Trustees of the Funds;

   b.   ratify the selection of independent auditors for the Funds; and

   c. vote on any other matters described in the current prospectuses of the Funds or requiring a vote by shareholders under the Investment Company Act of 1940.

   Even though American Franklin owns the shares, American Franklin will provide Policy Owners the opportunity to tell it how to vote the number of shares that are allocated to their policies. American Franklin will vote those shares at meetings of shareholders of the Funds according to such instructions. If American Franklin does not receive instructions in time from all Policy Owners, it will vote shares for which no instructions have been received in a portfolio in the same proportion as it votes shares for which it received instructions in that portfolio. American Franklin will also vote any shares of the Funds that it is entitled to vote directly due to amounts it has accumulated in the Separate Account in the same proportions that Policy Owners vote. If the federal securities laws or regulations or interpretations of them change so that American Franklin is permitted to vote shares of the Funds without seeking instructions from Policy Owners or to restrict Policy Owner voting, American Franklin may do so.

DETERMINATION OF VOTING SHARES

   A Policy Owner may participate in voting only on matters concerning a Fund's portfolios in which his or her assets have been invested. American Franklin determines the number of a Fund's shares in each division that are attributable to a particular policy by dividing the amount in the Policy Account allocated to that division by the net asset value of one share of the corresponding portfolio as of the record date set by the Fund's Board for the Fund's shareholders meeting. The record date for this purpose must be at least 10 and no more than 90 days before the meeting of the Fund. American Franklin will count fractional shares for these purposes.

   For example, suppose that a Policy Account has a net value of $3,000, with 50% of this amount being attributable to the VIP Equity-Income division and 50% being attributable to the VIP Money Market division, which means that $1,500 is in each division. Assume that the net asset value of one share in the corresponding VIP Equity-Income Portfolio is $150 and the net asset value of one share in the corresponding VIP Money Market Portfolio is $100. If the $1,500 in each division is divided by the net asset value of one share, the Policy Owner will have the right to instruct American Franklin regarding 10 shares for the VIP Equity-Income division and 15 shares for the VIP Money Market division.

   American Franklin will send proxy material and a form for giving voting instructions to each Policy Owner that has voting rights. In certain cases, American Franklin may disregard instructions relating to approval of investments or contracts with an adviser to a Fund or relating to changes in a Fund's investment adviser, principal underwriter or the investment policies of its portfolios. If it does so, American Franklin will advise the Policy Owners and give its reasons in the next semiannual report to Policy Owners.

HOW SHARES OF THE FUNDS ARE VOTED

   All shares of the Funds are entitled to one vote. The votes of all divisions are cast together on an aggregate basis, except on matters where the interests of the portfolios differ. In such cases, voting is on a portfolio-by-portfolio basis. In these cases, the approval of the shareholders in one portfolio is not needed to make a decision in another portfolio. Examples of matters that would require a portfolio-by-portfolio vote are changes in the fundamental investment policy of a particular portfolio or approval of an investment advisory agreement. Shareholders in a portfolio not affected by a particular matter generally would not be entitled to vote on it.

VOTING PRIVILEGES OF PARTICIPANTS IN OTHER SEPARATE ACCOUNTS

   Shares of the Funds may be owned by other separate accounts of American Franklin or by separate accounts of other insurance companies affiliated or unaffiliated with American Franklin. Shares owned by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and contracts issued by those other insurance companies. Moreover, American Franklin expects that the number of shares owned in the Funds by separate accounts of insurance companies that are not affiliated with American Franklin will initially exceed the number of shares owned by the Separate Account. These factors will dilute the effect of the voting instructions of Policy Owners. American Franklin currently does not foresee any disadvantages to Policy Owners arising out of this. The Securities and Exchange Commission has granted the Funds exemptive orders pursuant to the Investment Company Act of 1940 that permit the Funds to offer their shares to separate accounts, like the Separate Account, that are maintained by life insurance companies that are not affiliated with the Funds. Those exemptive orders impose several conditions on the Funds and participating separate accounts to protect the holders of interests in the various separate accounts investing in shares of the Funds. The Boards of Trustees of the Funds have agreed to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response by, and at the expense of, American Franklin or one or more of the other participating insurance companies. American Franklin and the other participating insurance companies are obligated to report potential or existing conflicts of interest to the Funds' Boards of Trustees. If American Franklin believes that a Fund's response to any of those events insufficiently protects Policy Owners, American Franklin will take appropriate action to protect Policy Owners. Corrective action for an irreconcilable conflict of interest involving the Separate Account might include withdrawal of the assets of the Separate Account from a Fund. Also, if American Franklin ever believes that any of the Funds' portfolios is so large as to impair materially the investment performance of a portfolio or a Fund, American Franklin will examine other investment options.

SEPARATE ACCOUNT VOTING RIGHTS

   Under the Investment Company Act of 1940, certain actions (such as some of those described under "Separate Account Investment Choices-Right to Change Operations," above) may require Policy Owner approval. In that case, a Policy Owner will be entitled to one vote for every $100 of value allocated to his or her policy in the investment divisions of the Separate Account, and a proportionate fractional vote for any amount less than $100. American Franklin will cast votes attributable to amounts retained in the investment divisions of the Separate Account in the same proportions as votes cast by Policy Owners.

                           REPORTS TO POLICY OWNERS

   After the end of each policy year, each Policy Owner will be sent a report that shows the current death benefit for his or her policy, the value of his or her Policy Account, information about investment divisions, the Cash Surrender Value of his or her policy, the amount of any outstanding policy loans, the amount of any interest owed on the loan and information about the current loan interest rate. The annual report will also show any transactions involving the Policy Owner's Policy Account that occurred during the year. Transactions include premium allocations, deductions, and any transfers or withdrawals that were made in that year.

   In addition, reports will also contain any other information that is required by the insurance supervisory official in the jurisdiction in which a policy is delivered.

   Notices will be sent to Policy Owners for transfers of amounts between investment divisions and certain other policy transactions.

           LIMITS ON AMERICAN FRANKLIN'S RIGHT TO CHALLENGE A POLICY

   American Franklin can challenge the validity of an insurance policy (based on material misstatements in the application or, with respect to any policy change, based on material misstatements in the application for the change) if it appears that the Insured Person is not actually covered by the policy under American Franklin's rules. However, there are some limits on how and when American Franklin can challenge the policy.

   Except on the basis of fraud, American Franklin cannot challenge the policy after it has been in effect, during the Insured Person's lifetime, for two years from the date the policy was issued or reinstated. (Some states may require this time to be measured in some other way.)

   Except on the basis of fraud, American Franklin cannot challenge any policy change that requires evidence of insurability (such as an increase in Face Amount) after the change has been in effect for two years during the Insured Person's lifetime.

   American Franklin can challenge at any time (and require proof of continuing disability) an additional benefit that provides benefits to the Insured Person in the event that the Insured Person becomes totally disabled.

   If the Insured Person dies within the time that the validity of the policy may be challenged, American Franklin may delay payment until it decides whether to challenge the policy.

   If the Insured Person's age or sex is misstated on any application, the death benefit and any additional benefits provided will be those which would have been purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the Insured Person's correct age and sex.

   If the Insured Person commits suicide within two years after the date on which the policy was issued or reinstated, the death benefit will be limited to the total of all premiums that have been paid to the time of death minus the amount of any outstanding policy loan and loan interest and minus any partial withdrawals of Net Cash Surrender Value. If the Insured Person commits suicide within two years after the effective date of an increase in death benefit that the Policy Owner requested, American Franklin will pay the death benefit which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (including the expense charge). (Some states require this time to be measured by some other date.)

                                PAYMENT OPTIONS

   Policy benefits or other payments such as the Net Cash Surrender Value or death benefit may be paid immediately in one sum or another form of payment described below may be designated for all or part of the proceeds. Payments under these options are not affected by the investment experience of any investment division of the Separate Account. Instead, interest accrues pursuant to the options chosen (such interest will be appropriately includable in federal gross income of the beneficiary). If the Policy Owner does not arrange for a specific form of payment before the Insured Person dies, the beneficiary will have his choice. However, if the Policy Owner makes an arrangement for payment of the money, the beneficiary cannot change that choice after the Insured Person dies. Payment Options will also be subject to American Franklin's rules at the time of selection. Currently, these alternate payment options are only available if the proceeds applied are $1,000 or more and any periodic payment will be at least $20.

   The following payment options are generally available:

      INCOME PAYMENTS FOR A FIXED PERIOD: American Franklin will pay the amount applied in equal installments (including applicable interest) for a specific number of years, for up to 30 years.

      LIFE INCOME WITH PAYMENTS GUARANTEED FOR A FIXED TERM OF YEARS: American Franklin will pay the money at agreed intervals as a definite number of equal payments and as long thereafter as the payee lives. The Policy Owner (or beneficiary in some cases) may choose any one of four definite periods: 5, 10, 15 or 20 years.

      PROCEEDS AT INTEREST: [THE MONEY WILL STAY ON DEPOSIT WITH AMERICAN FRANKLIN WHILE THE PAYEE IS ALIVE.] Interest will accrue on the money at a declared interest rate, and interest will be paid at agreed upon intervals.

      FIXED AMOUNT: American Franklin will pay the sum in installments in a specified amount. Installments will be paid until the original amount, together with any interest, has been exhausted.

   American Franklin guarantees interest under the foregoing options at the rate of 3% a year.

   American Franklin may also pay or credit excess interest on the options from time to time. The rate and manner of payment or crediting will be determined by American Franklin. Under the second option no excess interest will be paid on the part of the proceeds used to provide payments beyond the fixed term of years.

   The beneficiary or any other person who is entitled to receive payment may name a successor to receive any amount that would otherwise be paid to that person's estate if that person died. No successor may be named if a payment option chosen is contingent on the life of a beneficiary. The person who is entitled to receive payment may change the successor at any time.

   American Franklin must approve any arrangements that involve more than one of the payment options, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all arrangements will be subject to American Franklin's rules at the time the arrangements take effect. This includes rules on the minimum amount payable under an option, minimum amounts for installment payments, withdrawal or commutation rights (rights to cancel an arrangement involving payments over time in return for a lump sum payment), the naming of people who are entitled to receive payment and their successors and the ways of proving age and survival.

   A Policy Owner may change his or her choice of a payment option (and may make later changes) and that change will take effect in the same way as it would if a beneficiary were being changed. (See "The Beneficiary,'' below). Any amounts paid under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.

                                THE BENEFICIARY

   An applicant for a policy must name a beneficiary when he or she applies for a policy. The beneficiary is entitled to the insurance benefits of the policy. The Policy Owner may change the beneficiary during the Insured Person's lifetime by written notice satisfactory to American Franklin at its Administrative Office. The change will take effect on the date the notice is signed. However, the change will be subject to all payments made and actions taken by American Franklin under the Policy before American Franklin receives the notice at its Administrative Office. If the beneficiary is changed, any previous arrangement made as to a payment option for benefits is canceled. A payment option for the new beneficiary may be chosen.

   At the time of the Insured Person's death, the benefit will be paid equally to the primary beneficiaries, or, if no primary beneficiaries are living, the first contingent beneficiaries (if any), or, if no primary or first contingent beneficiaries are living, the second contingent beneficiaries (if any). If no beneficiary is living when the Insured Person dies, the death benefit will be paid to the Policy Owner, or to the executors or administrators of the Policy Owner.

                            ASSIGNMENT OF A POLICY

   The Policy Owner may assign (transfer) his or her rights in a policy to someone else as collateral for a loan or for some other reason. In order to do so the Policy Owner must send a copy of the assignment to American Franklin's Administrative Office. American Franklin is not responsible for any payment made or any action taken before it has received notice of the assignment (or of termination of the assignment) or for the validity of the assignment. An absolute assignment is a change of ownership. The federal income tax treatment of a policy that has been assigned for valuable consideration may be different from the federal income tax treatment described herein.

                            EMPLOYEE BENEFIT PLANS

   Employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of EquiBuilder II policies in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

   The policies described herein are not intended for use in connection with qualified plans or trusts under the Code.

                              PAYMENT OF PROCEEDS

   American Franklin will pay any death benefits, Net Cash Surrender Value or loan proceeds within seven days after it receives the required form or request (and other documents that may be required) at its Administrative Office. Death benefits are determined as of the date of death of the Insured Person and will not be affected by subsequent changes in the unit values of the investment divisions of the Separate Account. Interest will be paid in respect of the period from the date of death to the date of payment.

   American Franklin may, however, delay payment for one or more of the following reasons:

      American Franklin contests the policy or is deciding whether or not to contest the policy;

      American Franklin cannot determine the amount of the payment because the New York Stock Exchange is closed, because trading in securities has been restricted by the Securities and Exchange Commission, or because the Securities and Exchange Commission has declared that an emergency exists; or

      The Securities and Exchange Commission by order permits American Franklin to delay payment to protect the Policy Owners.

   American Franklin may defer payment of any Net Cash Surrender Value or loan amount from the Guaranteed Interest Division for up to six months after receipt of a request. American Franklin will pay interest of at least 3% a year from the date a request for withdrawal of Net Cash Surrender Value is received if payment from the Guaranteed Interest Division is delayed more than 30 days.

                                   DIVIDENDS

   No dividends are paid on the policies offered by this Prospectus.

                         DISTRIBUTION OF THE POLICIES

   Franklin Financial Services Corporation ("Franklin Financial"), a Delaware corporation and a wholly-owned subsidiary of The Franklin Life Insurance Company, is the principal underwriter, as defined by the Investment Company Act of 1940, of the EquiBuilder II policies for the Separate Account under a Sales Agreement between Franklin Financial and the Separate Account. Franklin Financial's principal executive office is at #1 Franklin Square, Springfield, Illinois 62713.

   Franklin Financial is registered with the Securities and Exchange Commission as a broker-dealer under the Securities and Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Franklin Financial also acts as principal underwriter for Separate Account VUL of American Franklin, which is a registered investment company issuing interests in variable life insurance contracts having policy features that are similar to those of EquiBuilder II policies but the assets of which are invested in a different open-end management investment company. American Franklin no longer offers new policies having an interest in that separate account. Franklin Financial is the principal underwriter of American Franklin's EquiBuilder III variable life insurance policies under which interests in the Separate Account are issued. The EquiBuilder III policies have policy features that are similar to those of the EquiBuilder II policies but have a different sales charge structure.

   Policies are sold primarily by persons who are insurance agents or brokers for American Franklin authorized by applicable law to sell life and other forms of personal insurance, including variable life insurance. Pursuant to an agreement between American Franklin and Franklin Financial, Franklin Financial has agreed to employ and supervise agents chosen by American Franklin to sell the policies and to use its best efforts to qualify such persons as registered representatives of Franklin Financial.

   Franklin Financial incurs certain sales expenses, such as sales literature preparation and related costs, in connection with the sale of the policies pursuant to a Sales Agreement with American Franklin. Surrender charges imposed in connection with the surrender of a policy and certain reductions of Face Amount are paid to Franklin Financial as a means to recover sales expenses. Surrender charges are not necessarily related to Franklin Financial's actual sales expenses in any particular year. To the extent sales expenses are not covered by surrender charges, Franklin Financial will cover them from other assets.

   Commissions earned by registered representatives of Franklin Financial on the sale of the policies range up to 90% of premiums paid during the first policy year. For policies issued on or after October 8, 1997, annual trail commissions are earned at an annual rate of 0.25% on the amount in the Policy Account that is in the Separate Account. Pursuant to an Agreement between American Franklin and Franklin Financial, American Franklin has agreed to pay such commissions and Franklin Financial has agreed to remit to American Franklin the excess of all surrender charges paid to Franklin Financial over the sales and promotional expenses incurred by Franklin Financial to the extent necessary to reimburse American Franklin for commissions or other remuneration paid in connection with sales of the policies. Such Agreement also provides that the amount of such commissions and other remuneration not so reimbursed shall be deemed to have been contributed by American Franklin to the capital of Franklin Financial. Commissions and other remuneration will be paid by American Franklin from other sources, including mortality and expense risk charges or other charges in connection with the EquiBuilder II policies, or from its General Account to the extent it does not receive reimbursement from Franklin Financial.

   Commissions paid on policies issued under Separate Accounts VUL and VUL-2 of American Franklin during the year 2000 were $28,680,506.

   Franklin Financial also may enter into agreements with American Franklin and each such agent with respect to the supervision of such agent. The policies also may be sold by persons who are registered representatives of other registered broker-dealers who are members of the National Association of Securities Dealers, Inc., and with whom Franklin Financial may enter into a selling agreement.

   Registration as a broker-dealer does not mean that the Securities and Exchange Commission has in any way passed upon the financial standing, fitness or conduct of any broker or dealer, upon the merits of any securities offering or upon any other matter relating to the business of any broker or dealer. Salesmen and employees selling policies, where required, are also licensed as securities salesmen under state law.

                                 APPLICATIONS

   When an application for a policy is completed, it is submitted to American Franklin. American Franklin makes the decision to issue a policy based on the information in the application and its standards for issuing insurance and classifying risks. If it decides not to issue a policy, any premium paid will be refunded.

                            REINSURANCE AGREEMENTS

   American Franklin has entered into a reinsurance agreement with Integrity Life Insurance Company ("Integrity") in respect of the EquiBuilder II policies. This agreement was terminated as to policies sold on or after January 1, 1997 but will continue as to business in force prior to that date.

   Integrity is a subsidiary of ARM Financial Group, Inc., a financial services company controlled by Morgan Stanley & Co. Incorporated, an investment banking firm headquartered in New York, New York.

   American Franklin has also entered into a modified coinsurance agreement effective January 1, 1997 with The Franklin, under which The Franklin reinsures on a modified coinsurance basis a portion of the risk under EquiBuilder II policies issued after January 1, 1997.

                            ADMINISTRATIVE SERVICES

   While American Franklin has primary responsibility for all administration of the Policies, American General Life Companies ("AGLC") has agreed pursuant to a services agreement among American General Corporation and almost all of its subsidiaries to provide the following administrative services in connection with the Policies: (1) the purchase and redemption of shares of the portfolios of the Funds and (2) the determination of unit values for each investment division of the Separate Account. American Franklin and AGLC are parties to the services agreement. Pursuant to such agreement, American Franklin reimburses AGLC for the costs and expenses which AGLC incurs in providing such administrative services in connection with the Policies, but neither American Franklin nor AGLC incurs a loss or realizes a profit by reason thereof. AGL is a stock life insurance company organized under the laws of Texas and is also engaged in the writing and sale of life insurance and annuity contracts.

                               STATE REGULATION

   As a life insurance company organized and operated under Illinois law, American Franklin is subject to statutory provisions governing such companies and to regulation by the Illinois Director of Insurance. An annual statement is filed with the Director on or before March 1 of each year covering the operations of American Franklin for the preceding year and its financial condition on December 31 of such year. American Franklin's books and accounts are subject to review and examination by the Illinois Insurance Department at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners ("NAIC") periodically. The NAIC has divided the country into six geographic zones. A representative of each such zone may participate in the examination.

   In addition, American Franklin is subject to the insurance laws and regulations of the jurisdictions other than Illinois in which it is licensed to operate. Generally, the insurance departments of such jurisdictions apply the law of Illinois in determining permissible investments for American Franklin.

                                 LEGAL MATTERS

   Pauletta P. Cohn, Esquire, Deputy General Counsel of American General Life Companies, an affiliate of American Franklin, has opined as to the validity of the Policies.

                               LEGAL PROCEEDINGS

   American Franklin is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions, such as Alabama and Mississippi, that permit damage awards disproportionate to the actual economic damages incurred. Based upon information presently available, American Franklin believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on American Franklin's results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in jurisdictions like Alabama and Mississippi continues to create the potential for an unpredictable judgment in any given suit.

                                    EXPERTS

   The statement of net assets as of December 31, 2000 and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years then ended of the Separate Account, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report appearing elsewhere herein. The financial statements of American Franklin at December 31, 2000 and 1999 and the related statements of operations, shareholder's equity, comprehensive income (loss) and cash flows for each of the three years in the period ended December 31, 2000, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report appearing elsewhere herein. Such financial statements referred to above are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

   Actuarial matters in this Prospectus have been examined by Robert M. Beuerlein, who is Senior Vice President and Chief Actuary of American Franklin. His opinion on actuarial matters has been filed as an exhibit to the Registration Statement relating to the policies filed with the SEC.

                            REGISTRATION STATEMENT

   A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning American Franklin, the Separate Account and the policies offered hereby. Statements contained in this Prospectus as to the content of policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                         OTHER POLICIES AND CONTRACTS

   American Franklin may offer, under other prospectuses, other variable life policies or variable annuity contracts having interests in the Separate Account and containing terms and conditions different from those of the policies offered hereby. Interests in the Separate Account are also issued under American Franklin's EquiBuilder III variable life insurance policies, which have policy features that are similar to those of EquiBuilder II policies but which have a different sales charge structure.

                                  MANAGEMENT

   The following persons hold the positions designated with respect to American Franklin. The table also shows their principal occupations during the past five years.


                                               Principal Occupation
     Name                                     DURING PAST FIVE YEARS
     ----                                     ----------------------

*Rodney O. Martin, Jr.          Chairman and Chief Executive Officer of American
                                Franklin Life Insurance Company since January
                                2000. Chairman and Chief Executive Officer of
                                American General Life Insurance Company since
                                April 2000. Senior Chairman of the Board of
                                American General Life Insurance Company (April
                                1998 - January 2000) and a Director since August
                                1996. President and CEO (August 1996-July 1998).
                                President of American General Life Insurance
                                Company of New York (November 1995-August 1996).
                                Vice President - Agencies, Connecticut Mutual
                                Life Insurance Company, Hartford, Connecticut
                                (1990-1995).

*Donald W. Britton              President of American Franklin Life Insurance
                                Company since January 2000. Director and Vice
                                Chairman (April 1999 - January 2000). President of American General Life Insurance Company since
                                April 2000. Director and Vice Chairman of the
                                Board of American General Life Insurance Company
                                (April 1999 - January 2000). President of First
                                Colony Life, Lynchburg, Virginia (1996- April
                                1999) and Executive Vice President of First
                                Colony Life (1992 - 1996).

*David A. Fravel                Executive Vice President of American Franklin
                                Life Insurance Company since April 1999.
                                Executive Vice President of American General
                                Life Insurance Company since April 1998.
                                Director of American General Life Insurance
                                Company since November 1996. Previously held position of Senior Vice President of American
                                General Life Insurance Company since November
                                1996. Senior Vice President of Massachusetts
                                Mutual, Springfield, Missouri (March 1996-June
                                1996); Vice President, New Business, Connecticut
                                Mutual Life Insurance Company, Hartford,
                                Connecticut (December 1978-March 1996).

*David L. Herzog                Director, Executive Vice President and Chief
                                Financial Officer of American Franklin Life
                                Insurance Company since February 2000. Director,
                                Executive Vice President and Chief Financial
                                Officer since March 2000. Vice President,
                                American General St. Louis, Missouri (June
                                1991-February 2000).

*John V. LaGrasse               Executive Vice President and Chief Technology
                                Officer of American Franklin Life Insurance
                                Company since April 1999. Previously Senior
                                Executive Vice President and Chief Technology
                                Officer since April 1998. Director and Chief
                                Systems Officer of American General Life
                                Insurance Company since August 1996. Elected
                                Executive Vice President in July 1998.
                                Previously held position of Senior Vice
                                President of American General Life Insurance
                                Company since August 1996. Director of Citicorp
                                Insurance Services, Inc., Dover, Delaware (1986-
                                1996).

*Paul Mistretta                 Executive Vice President of American Franklin
                                Life Insurance Company since July 1999.
                                Executive Vice President of American General
                                Life Insurance Company since July 1999. Senior
                                Vice President of First Colony Life Insurance,
                                Lynchburg, Virginia (1992-July 1999).

Gary D. Reddick                 Executive Vice President since October 2000.
                                Director since April 2001. Executive Vice
                                President (April 1999 - April 2000). Vice
                                Chairman and Director from July 97 to April
                                1998. Executive Vice President of American
                                General Life Insurance Company since April 1998.

*Thomas M. Zurek                Director of American Franklin Life Insurance
                                Company since March 2000. Executive Vice
                                President and General Counsel since April 2000.
                                Executive Vice President, General Counsel and
                                Secretary (July 1999 - April 2000). Previously held the position of Vice President, October
                                1998. Director and Executive Vice President of
                                American General Life Insurance Company since
                                April 1999. Elected Secretary in July 1999 and
                                General Counsel in December 1998. Previously held various positions with American General
                                Life Insurance Company including Senior Vice
                                President since December 1998 and Vice President since October 1998. In February 1998 named
                                Senior Vice President and Deputy General Counsel of American General Corporation. Attorney
                                Shareholder with Nyemaster, Goode, Voigts, West,
                                Hansell & O'Brien, Des Moines, Iowa (June 1992 -
                                February 1998).

**Robert F. Herbert, Jr.        Senior Vice President of American Franklin Life
                                Insurance Company since July 1998. Senior Vice
                                President and Treasurer of American General Life
                                Insurance Company since May 1996, and Controller since February 1991.

**Simon J. Leech                Senior Vice President of American Franklin Life
                                Insurance Company since April 1999. Vice
                                President and Administrative Officer (May 1997 -
                                April 1999). Vice President (May 1997 - July
                                1998). Senior Vice President-Houston Service
                                Center for American General Life Insurance
                                Company since July 1997. Previously held various positions with American General Life Insurance
                                Company since 1981, including Director of Policy
                                Owners' Service Department in 1993, and Vice
                                President-Policy Administration in 1995.

Darrell J. Malano               Senior Vice President of American Franklin Life
                                Insurance Company since April 2000. Director
                                (September 1999 - October 2000). Senior Vice
                                President - Sales, The Franklin Life Insurance
                                Company (September 1999 - April 2000). Vice
                                President - Marketing, The Franklin Life
                                Insurance Company (1989 -1999).

Robert M. Beuerlein             Senior Vice President and Chief Actuary of
                                American Franklin Life Insurance Company since
                                September 1999. Senior Vice President and
                                Treasurer (December 1998 - September 1999).
                                Executive Vice President and Actuary (May 1997 -
                                December 1998). Director, Senior Vice President and Chief Actuary of The Franklin Life Insurance
                                Company, Springfield, Illinois (January 1991 -
                                June 1999). Senior Vice President and Chief
                                Actuary of American General Life Insurance
                                Company since September 1999. Previously held position of Vice President of American General
                                Life Insurance Company since December 1998.

**Wayne A. Barnard              Senior Vice President and Illustration Actuary
                                since December 2000. Senior Vice President
                                (April 2000 - December 2000). Vice President
                                American Franklin Life Insurance Company (April
                                1998 - April 2000). Senior Vice President of
                                American General Life Insurance Company (May
                                1997 - April 2000). Previously held various positions with American General Life Insurance
                                Company including Vice President since February
                                1991.

**Steven E. Zimmerman           Senior Vice President and Chief Medical Director
                                of American Franklin Life Insurance Company since April 2000. Previously Vice President and
                                Chief Medical Director of American General since
                                March 1999. Prior to joining American General, he was Director Medical Policy Issues for the American Council of Life Insurance. His insurance career started with Aetna Life &
                                Casualty Company in 1987 after spending five years in the practice of medical oncology.

*Richard W. Scott               Vice President and Chief Investment Officer of
                                American Franklin Life Insurance Company since
                                April 1998. Executive Vice President/Chief
                                Investment Officer, American General Corporation since February 1998. Vice Chairman, Western
                                National Life Insurance Company, Houston, Texas
                                (July 1996 - February 1998). Chief Investment
                                Officer, Western National Life Insurance Company
                                (May 1995 - February 1998). Executive Vice
                                President, Western National (February 1994 -
                                July 1996).

Thomas Clay Spires              Vice President Corporate Tax American Franklin
                                Life Insurance Company since July 1999. Director of Corporate Tax, Franklin Life Insurance
                                Company, Springfield, Illinois (February 1997 -
                                July 1999). Manager -Taxes, First Colony Life
                                Insurance Company, Lynchburg, Virginia (March
                                1994 - February 1997).

Christian D. Weiss              Assistant Secretary since October 2000. Vice
                                President, Controller and Treasurer of American
                                Franklin Life Insurance Company since July 1999.
                                Controller (June 1997 - April 1998). Director and Controller (April 1998 to July 1999).
                                Assistant Controller, ReliaStar United Services
                                Life Insurance Company, Arlington, Virginia
                                (January 1994 - June 1997).

Allen McCampbell                Senior Vice President since July 2000. Manager,
                                American General Life and Accident Insurance
                                Company (October 1983 to July 2000).

Roy V. Washington               Senior Vice President and Chief Compliance
                                Officer since April 2001. Senior Vice President and Chief Compliance Officer of American General
                                Life Insurance Company since May 2000. Vice
                                President of Lincoln National Life (August 1989 to May 2000).

-----------------
*    Principal business address is 2929 Allen Parkway, Houston, Texas 77019.

** Principal business address is in care of The Franklin Life Insurance Company, #1 Franklin Square, Springfield, Illinois 62713.

PRINCIPAL UNDERWRITER'S MANAGEMENT

   The directors and principal officers of the principal underwriter are:

                                              Position and Offices
                                               with Underwriter,
Name and Principal                             Franklin Financial
Business Address                              Services Corporation
----------------                              --------------------

F. Paul Kovach, Jr.                                Chairman and Chief
American General Securities Incorporated           Executive Officer
2727 Allen Parkway
Houston, TX 77019

Gary D. Osmonson                                   Director and President
#1 Franklin Square
Springfield, Illinois 62713-0001

Ronald H. Ridlehuber                               Director
#1 Franklin Square
Springfield, Illinois 62713-0001

Daniel E. Trudan                                   Vice President and Assistant
#1 Franklin Square                                 Secretary
Springfield, Illinois 62713-0001

Donald W. Britton                                  Assistant Vice President
2929 Allen Parkway
Houston, Texas 77019

Thomas M. Zurek                                    Assistant Vice President
2929 Allen Parkway
Houston, Texas 77019

T. Clay Spires                                     Assistant Tax Officer
2727A Allen Parkway
Houston, Texas 77019

                         Index To Financial Statements



                                                                               Page
                                                                               ----
The Separate Account

  Report of Independent Auditors......................................             VUL2-1

  Audited Financial Statements:
     Statement of Net Assets, December 31, 2000.......................    VUL2-3 - VUL2-5

     Statement of Operations for the year ended December 31, 2000.....    VUL2-6 - VUL2-8

     Statement of Changes in Net Assets for the years ended
     December 31, 2000 and 1999.......................................   VUL2-9 - VUL2-11

     Notes to Financial Statements....................................  VUL2-12 - VUL2-15

The American Franklin Life Insurance Company:*

  Report of Independent Auditors......................................               AF-1

  Audited Financial Statements:

     Statement of Operations for the years ended December 31, 2000,
     1999 and 1998....................................................               AF-2

  Balance Sheet, December 31, 2000 and 1999...........................               AF-3

  Statement of Shareholder's Equity for the years ended
  December 31, 2000, 1999 and 1998....................................               AF-4

  Statement and Cash Flows for the years ended December 31, 2000,
  1999 and 1998.......................................................               AF-5

  Notes to Financial Statements.......................................       AF-6 - AF-15
--------------------------------------------------------------------------------------------

* The financial statements of American Franklin contained herein should be considered only as bearing upon the ability of American Franklin to meet its obligations under the policies offered hereby.

                                     VUL2-1

                         REPORT OF INDEPENDENT AUDITORS


Board of Directors
The American Franklin Life Insurance Company
Policyowners of Separate Account VUL-2

We have audited the accompanying statement of net assets of Separate Account VUL-2 (comprising, respectively, the VIP Money Market, VIP Equity-Income, VIP Growth, VIP Overseas, VIP High Income, VIPII Investment Grade Bond, VIPII Asset Manager, VIPII Index 500, VIPII Asset Manager: Growth, VIPII Contrafund, MFS Emerging Growth, MFS Research, MFS Growth With Income, MFS Total Return, MFS Utilities, and MFS Capital Opportunities Divisions) as of December 31, 2000, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years then ended. These financial statements are the responsibility of Separate Account VUL-2 management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements.
Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Divisions constituting Separate Account VUL-2 at December 31, 2000, and the results of their operations for the year then ended and the changes in net assets for each of the two years then ended in conformity and account principles generally accepted in the United States.




                                      /s/ Ernst & Young LLP
                                      Ernst & Young LLP


Chicago, Illinois
March 23, 2001

                                     VUL2-2

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
STATEMENT OF NET ASSETS
DECEMBER 31, 2000


                                                                    VARIABLE INSURANCE PRODUCTS FUND
                                           --------------------------------------------------------------------------------
                                                 VIP             VIP                                                 VIP
                                                MONEY          EQUITY-             VIP              VIP             HIGH
                                               MARKET           INCOME           GROWTH           OVERSEAS         INCOME
                                              DIVISION         DIVISION         DIVISION          DIVISION        DIVISION
                                       ------------------------------------------------------------------------------------
Investments in Funds at fair value
   (cost: see below)                       $  4,620,495   $   63,966,536   $   117,066,304   $   15,563,058   $   2,510,751
Due from (to) general account                    20,819            1,435             2,564              246             233
                                       ------------------------------------------------------------------------------------
NET ASSETS                                 $  4,641,314   $   63,967,971   $   117,068,868   $   15,563,304   $   2,510,984
                                       ====================================================================================
Unit value                                 $     145.69   $       374.00   $        456.55   $       215.88   $      129.42
                                       ====================================================================================
Units outstanding                                31,857          171,036           256,423           72,092          19,402
                                       ====================================================================================
Cost of investments                        $  4,659,143   $   54,638,266   $    96,282,088   $   15,552,892   $   3,614,992
                                       ====================================================================================



SEE NOTES TO FINANCIAL STATEMENTS

                                     VUL2-3

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 2000

                                                                   VARIABLE INSURANCE PRODUCTS FUND II
                                          ----------------------------------------------------------------------------------
                                               VIPII                                              VIPII
                                             INVESTMENT         VIPII            VIPII            ASSET             VIPII
                                               GRADE            ASSET            INDEX           MANAGER:          CONTRA-
                                                BOND           MANAGER            500            GROWTH             FUND
                                              DIVISION         DIVISION         DIVISION         DIVISION          DIVISION
                                      --------------------------------------------------------------------------------------
Investments in Funds at fair value
    (cost: see below)                    $    2,333,009   $   32,339,973   $   54,157,257   $   11,255,387   $    44,657,944
Due from (to) general account                       357              743            1,292              231               994
                                      --------------------------------------------------------------------------------------
NET ASSETS                               $    2,333,366   $   32,340,716   $   54,158,549   $   11,255,618   $$   44,658,938
                                      ======================================================================================
Unit value                               $       171.43   $       245.21   $       317.41   $       196.56   $        262.25
                                      ======================================================================================
Units outstanding                                13,611          131,890          170,624           57,263           170,293
                                      ======================================================================================
Cost of investments                      $    2,251,020   $   31,931,112   $   45,115,713   $   12,219,774   $    41,083,786
                                      ======================================================================================


SEE NOTES TO FINANCIAL STATEMENTS

                                     VUL2-4

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 2000


                                                                       MFS VARIABLE INSURANCE TRUST
                                   -------------------------------------------------------------------------------------------------
                                                                          MFS
                                         MFS                            GROWTH            MFS                               MFS
                                       EMERGING           MFS            WITH            TOTAL            MFS             CAPITAL
                                        GROWTH         RESEARCH         INCOME          RETURN         UTILITIES       OPPORTUNITIES
                                       DIVISION        DIVISION        DIVISION        DIVISION        DIVISION          DIVISION
                                  --------------------------------------------------------------------------------------------------
Investments in Funds at fair
     value (cost:  see below)        $17,013,779      $6,439,901      $3,628,327      $2,294,156      $4,883,940       $8,889,226
Due from (to) general account                381             130              91             114             117              164
                                  --------------------------------------------------------------------------------------------------
NET ASSETS                           $17,014,160      $6,440,031      $3,628,418      $2,294,270      $4,884,057       $8,889,390
                                  ==================================================================================================
Unit value                           $    161.15          123.20      $   112.68      $   121.93      $   146.36       $   148.53
                                  ==================================================================================================
Units outstanding                        105,578          52,275          32,200          18,816          33,370           59,847
                                  ==================================================================================================
Cost of investments                  $18,526,201      $6,383,789      $3,554,969      $2,095,062      $4,670,045       $9,425,693
                                  ==================================================================================================



SEE NOTES TO FINANCIAL STATEMENTS

                                     VUL2-5

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000


                                                                          VARIABLE INSURANCE PRODUCTS FUND
                                              ------------------------------------------------------------------------------------
                                                    VIP              VIP                                                    VIP
                                                   MONEY           EQUITY-             VIP                VIP              HIGH
                                                  MARKET           INCOME             GROWTH           OVERSEAS           INCOME
                                                 DIVISION         DIVISION           DIVISION          DIVISION          DIVISION
                                          ----------------------------------------------------------------------------------------
NET INVESTMENT INCOME (EXPENSE)

Income
      Dividends                                  $260,914       $ 1,012,235       $    135,838       $   232,206       $   212,877
      Capital gains distributions                       -         3,813,536         13,515,874         1,462,269                 -
Expenses
      Mortality and expense risk charges           34,033           446,041            967,894           128,023            23,862
                                              ------------------------------------------------------------------------------------
Net investment income (expense)                   226,881         4,379,730         12,683,818         1,566,452           189,015

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      Net realized gain (loss)                          -         1,585,568          1,829,542           299,852           (83,169)
      Net unrealized appreciation
        (depreciation)
        Beginning of year                         (68,829)       10,097,896         47,859,461         5,174,039          (239,671)
        End of year                               (38,648)        9,328,270         20,784,216            10,166        (1,104,241)
                                              ------------------------------------------------------------------------------------
      Net change in unrealized
        appreciation (depreciation)
        during the year                            30,181          (769,626)       (27,075,245)       (5,163,873)         (864,570)
                                              ------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments                                  30,181           815,942        (25,245,703)       (4,864,021)         (947,739)
                                              ------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                               $257,062       $ 5,195,672       $(12,561,885)      $(3,297,569)      $  (758,724)
                                              ====================================================================================

                                             `


SEE NOTES TO FINANCIAL STATEMENTS

                                     VUL2-6

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2000

                                                                        VARIABLE INSURANCE PRODUCTS FUND II
                                              ------------------------------------------------------------------------------------
                                                   VIPII                                                VIPII
                                                 INVESTMENT         VIPII             VIPII             ASSET             VIPII
                                                   GRADE            ASSET             INDEX            MANAGER:          CONTRA-
                                                   BOND            MANAGER             500              GROWTH             FUND
                                                  DIVISION         DIVISION          DIVISION          DIVISION          DIVISION
                                          ----------------------------------------------------------------------------------------
NET INVESTMENT INCOME (EXPENSE)

Income
     Dividends                                     $151,561      $ 1,096,894       $   523,953       $   234,857       $   143,566
     Capital gains distributions                          -        2,584,207           229,033           952,121         5,211,442
Expenses
     Mortality and expense risk charges              16,961          254,612           409,113            88,581           330,210
                                          ----------------------------------------------------------------------------------------
Net investment income (expense)                     134,600        3,426,489           343,873         1,098,397         5,024,798

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
    Net realized gain (loss)                          2,215          448,995           802,605           159,635           533,959
    Net unrealized appreciation
       (depreciation)
       Beginning of year                                 90        5,528,704        15,173,088         1,778,151        11,650,851
       End of year                                   81,989          408,861         9,041,544          (964,387)        3,574,158
                                          ----------------------------------------------------------------------------------------
    Net change in unrealized
       appreciation (depreciation)
       during the year                               81,899       (5,119,843)       (6,131,544)       (2,742,538)       (8,076,693)
                                          ----------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments                                    84,114       (4,670,848)       (5,328,939)       (2,582,903)       (7,542,734)
                                          ----------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                                 $218,714      $(1,244,359)      $(4,985,066)      $(1,484,506)      $(2,517,936)
                                          ========================================================================================



SEE NOTES TO FINANCIAL STATEMENTS

                                     VUL2-7

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2000

                                                                    MFS VARIABLE INSURANCE TRUST
                                     ------------------------------------------------------------------------------------
                                                                       MFS
                                           MFS                        GROWTH         MFS                         MFS
                                        EMERGING         MFS           WITH         TOTAL          MFS         CAPITAL
                                          GROWTH      RESEARCH        INCOME        RETURN      UTILITIES   OPPORTUNITIES
                                         DIVISION     DIVISION       DIVISION      DIVISION     DIVISION      DIVISION
                                   --------------------------------------------------------------------------------------
NET INVESTMENT INCOME (EXPENSE)

Income
   Dividends                           $   431,471    $  28,733      $ 11,963     $  52,188     $ 226,556     $   377,431
   Capital gains distributions             325,493      293,858        21,723        25,041        14,434          72,177
Expenses
   Mortality and expense risk
     charges                               112,087       41,770        21,986        13,224        25,623          49,357
                                   --------------------------------------------------------------------------------------
Net investment income (expense)            644,877      280,821        11,700        64,005       215,367         400,251

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
    Net realized gain (loss)                98,863        7,292        23,772        10,641        14,733          34,171
    Net unrealized appreciation
      (depreciation)
      Beginning of year                  2,814,830      696,267       110,907        (3,092)      333,107         660,896
      End of year                       (1,512,422)      56,112        73,358       199,094       213,895        (536,467)
                                   --------------------------------------------------------------------------------------
    Net change in unrealized
      appreciation (depreciation)
      during the year                   (4,327,252)    (640,155)      (37,549)      202,186      (119,212)     (1,197,363)
                                   --------------------------------------------------------------------------------------
Net realized and unrealized gain
  (loss) on investments                 (4,228,389)    (632,863)      (13,777)      212,827      (104,479)     (1,163,192)
                                   --------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations               $(3,583,512)   $(352,042)     $ (2,077)    $ 276,832     $ 110,888     $  (762,941)
                                   ======================================================================================



SEE NOTES TO FINANCIAL STATEMENTS

                                     VUL2-8

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
STATEMENT OF CHANGES IN NET ASSETS


                                                                        VARIABLE INSURANCE PRODUCTS FUND
                                            ---------------------------------------------------------------------------------
                                                    VIP              VIP                                             VIP
                                                   MONEY           EQUITY-            VIP              VIP           HIGH
                                                   MARKET           INCOME           GROWTH         OVERSEAS        INCOME
                                                  DIVISION         DIVISION         DIVISION        DIVISION       DIVISION
                                            -------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000
CHANGE IN NET ASSETS
FROM OPERATIONS:
   Net investment income (expense)            $     226,881     $  4,379,730     $ 12,683,818     $  1,566,452   $  189,015
   Net realized gain (loss) on investments                -        1,585,568        1,829,542          299,852      (83,169)
   Net change in unrealized appreciation
     (depreciation) on investments                   30,181         (769,626)     (27,075,245)      (5,163,873)    (864,570)
                                            ----------------------------------------------------------------------------------

Net increase (decrease) in net assets from
   operations                                       257,062        5,195,672      (12,561,885)     $(3,297,569)    (758,724)
FROM POLICY RELATED TRANSACTIONS:
   Net contract purchase payments                22,434,258       12,664,982       22,073,107        3,708,101      846,347
   Withdrawals                                   (1,592,605)     (10,396,930)     (18,626,210)      (2,688,470)    (635,556)
   Transfers between Separate Account
      VUL-2 divisions, net                      (23,048,034)      (3,302,833)       5,198,675        1,349,170     (289,967)
                                            -------------------------------------------------------------------------------
Net increase (decrease) in net assets from
   policy related transactions                   (2,206,381)      (1,034,781)       8,645,572        2,368,801      (79,176)
                                            -------------------------------------------------------------------------------
Net increase (decrease) in net assets            (1,949,319)       4,160,891       (3,916,313)        (928,768)    (837,900)
Net assets, beginning of year                     6,590,633       59,807,080      120,985,181       16,492,072    3,348,884
                                            -------------------------------------------------------------------------------
Net assets, end of year                       $   4,641,314     $ 63,967,971     $117,068,868      $15,563,304   $2,510,984
                                            ===============================================================================

YEAR ENDED DECEMBER 31, 1999
CHANGE IN NET ASSETS
FROM OPERATIONS:
   Net investment income (expense)            $     216,429     $  2,178,353     $  8,722,821      $   362,699   $  269,554
   Net realized gain (loss) on investments           23,858        1,051,810          933,427          155,042      (19,693)
   Net change in unrealized appreciation
     (depreciation) on investments                   14,906       (1,054,683)      20,782,225        3,944,742      (33,477)
                                            -------------------------------------------------------------------------------

Net increase (decrease) in net assets
   from operations                                  255,193        2,175,480       30,438,473        4,462,483      216,384
FROM POLICY RELATED TRANSACTIONS:
   Net contract purchase payments                20,390,047       14,189,126       18,487,950        2,756,248    1,051,554
   Withdrawals                                   (1,477,209)     (10,184,231)     (13,945,360)      (1,998,575)    (667,582)
   Transfers between Separate Account
      VUL-2 divisions, net                      (17,079,666)        (538,991)       4,144,426          (39,699)    (132,311)
                                            -------------------------------------------------------------------------------
Net increase (decrease) in net assets from
   policy related transactions                    1,833,172        3,465,904        8,687,016          717,974      251,661
                                            -------------------------------------------------------------------------------
Net increase (decrease) in net assets             2,088,365        5,641,384       39,125,489        5,180,457      468,045
Net assets, beginning of year                     4,502,268       54,165,696       81,859,692       11,311,615    2,880,839
                                            -------------------------------------------------------------------------------
Net assets, end of year                       $   6,590,633     $ 59,807,080     $120,985,181      $16,492,072   $3,348,884
                                            ===============================================================================


SEE NOTES TO FINANCIAL STATEMENTS

                                     VUL2-9

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                       VARIABLE INSURANCE PRODUCTS FUND II
                                               ----------------------------------------------------------------------------
                                                      VIPII                                         VIPII
                                                   INVESTMENT        VIPII           VIPII          ASSET           VIPII
                                                      GRADE          ASSET           INDEX         MANAGER:        CONTRA-
                                                      BOND          MANAGER           500           GROWTH          FUND
                                                    DIVISION        DIVISION       DIVISION        DIVISION       DIVISION
                                               ----------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000
CHANGE IN NET ASSETS
FROM OPERATIONS:
   Net investment income (expense)                $  134,600     $ 3,426,489    $   343,873     $ 1,098,397    $ 5,024,798
   Net realized gain (loss) on investments             2,215         448,995        802,605         159,635        533,959
   Net change in unrealized appreciation
     (depreciation) on investments                    81,899      (5,119,843)    (6,131,544)     (2,742,538)    (8,076,693)
                                                --------------------------------------------------------------------------
Net increase (decrease) in net assets from
   operations                                        218,714      (1,244,359)    (4,985,066)     (1,484,506)    (2,517,936)
FROM POLICY RELATED TRANSACTIONS:
   Net contract purchase payments                    410,414       4,994,522     16,018,372       3,663,922     12,595,738
   Withdrawals                                      (418,587)     (5,217,748)    (9,731,460)     (2,371,185)    (7,655,569)
   Transfers between Separate Account
      VUL-2 divisions, net                           (86,343)     (1,058,834)     1,964,582          64,470      2,569,224
                                                --------------------------------------------------------------------------
Net increase (decrease) in net assets from
   policy related transactions                       (94,516)     (1,282,060)     8,251,494       1,357,207      7,509,393
                                                --------------------------------------------------------------------------
Net increase (decrease) in net assets                124,198      (2,526,419)     3,266,428        (127,299)     4,991,457
Net assets, beginning of year                      2,209,168      34,867,135     50,892,121      11,382,917     39,667,481
                                                --------------------------------------------------------------------------
Net assets, end of year                           $2,333,366     $32,340,716    $54,158,549     $11,255,618    $44,658,938
                                                ==========================================================================

YEAR ENDED DECEMBER 31, 1999
CHANGE IN NET ASSETS
FROM OPERATIONS:
   Net investment income (expense)                $  104,766     $ 2,133,568    $   257,133     $   443,962    $   829,472
   Net realized gain (loss) on investments            21,389         318,639        203,229          62,797        112,244
   Net change in unrealized appreciation
     (depreciation) on investments                  (156,098)        584,825      6,382,151         731,763      5,290,859
                                                --------------------------------------------------------------------------
Net increase (decrease) in net assets from
   operations                                        (29,943)      3,037,032      6,842,513       1,238,522      6,232,575
FROM POLICY RELATED TRANSACTIONS:
   Net contract purchase payments                    508,217       5,410,700     13,605,268       3,660,580     10,574,487
   Withdrawals                                      (465,806)     (5,012,240)    (7,102,948)     (1,847,689)    (5,566,604)
   Transfers between Separate Account
      VUL-2 divisions, net                          (119,367)       (259,252)     4,316,026         501,769      3,050,952
                                                --------------------------------------------------------------------------
Net increase (decrease) in net assets from
   policy related transactions                       (76,956)        139,208     10,818,346       2,314,660      8,058,835
                                                --------------------------------------------------------------------------
Net increase (decrease) in net assets               (106,899)      3,176,240     17,660,859       3,553,182     14,291,410
Net assets, beginning of year                      2,316,067      31,690,895     33,231,262       7,829,735     25,376,071
                                                --------------------------------------------------------------------------
Net assets, end of year                           $2,209,168     $34,867,135    $50,892,121     $11,382,917    $39,667,481
                                                ==========================================================================


SEE NOTES TO FINANCIAL STATEMENTS

                                    VUL2-10

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                          MFS VARIABLE INSURANCE TRUST
                                            ---------------------------------------------------------------------------------------
                                                                                MFS
                                                    MFS                        GROWTH         MFS                          MFS
                                                 EMERGING         MFS           WITH         TOTAL          MFS          CAPITAL
                                                  GROWTH       RESEARCH        INCOME        RETURN      UTILITIES    OPPORTUNITIES
                                                 DIVISION      DIVISION       DIVISION      DIVISION      DIVISION       DIVISION
                                            ---------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000
CHANGE IN NET ASSETS
FROM OPERATIONS:
   Net investment income (expense)             $   644,877   $   280,821    $   11,700    $   64,005    $  215,367      $   400,251
   Net realized gain (loss) on investments          98,863         7,292        23,772        10,641        14,733           34,171
   Net change in unrealized appreciation
     (depreciation) on investments              (4,327,252)     (640,155)      (37,549)      202,186      (119,212)      (1,197,363)
                                            ---------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
   operations                                   (3,583,512)     (352,042)       (2,077)      276,832       110,888         (762,941)
FROM POLICY RELATED TRANSACTIONS:
   Net contract purchase payments                7,035,746     2,600,944     1,697,716       648,196    $1,904,543        3,591,460
   Withdrawals                                  (2,778,541)   (1,012,237)     (668,971)     (279,073)     (755,261)      (1,368,488)
   Transfers between Separate Account
      VUL-2 divisions, net                       8,599,191     1,368,690       181,908        11,249     1,669,311        4,649,350
                                            ---------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
   policy related transactions                  12,856,396     2,957,397     1,210,653       380,372     2,818,593        6,872,322
                                            ---------------------------------------------------------------------------------------
Net increase (decrease) in net assets            9,272,884     2,605,355     1,208,576       657,204     2,929,481        6,109,381
Net assets, beginning of year                    7,741,276     3,834,676     2,419,842     1,637,066     1,954,576        2,780,009
                                            ---------------------------------------------------------------------------------------
Net assets, end of year                        $17,014,160   $ 6,440,031    $3,628,418    $2,294,270    $4,884,057      $ 8,889,390
                                            =======================================================================================

YEAR ENDED DECEMBER 31, 1999
CHANGE IN NET ASSETS
FROM OPERATIONS:
   Net investment income (expense)             $   (26,189)  $     6,606    $   (3,091)   $   45,353    $   57,145      $    (5,447)
   Net realized gain (loss) on investments          13,741         5,925        44,499         1,213         3,525           11,567
   Net change in unrealized appreciation
     (depreciation) on investments               2,562,411       556,174        53,338       (35,960)      302,682          606,581
                                            ---------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                               2,549,963       568,705        94,746        10,606       363,352          612,701
FROM POLICY RELATED TRANSACTIONS:
   Net contract purchase payments                2,439,724     1,628,413     1,086,393       625,687       938,854          899,529
   Withdrawals                                    (837,970)     (638,998)     (399,640)     (222,380)     (340,639)        (279,352)
   Transfers between Separate Account
      VUL-2 divisions, net                       2,083,854       991,809     1,019,100       631,756       538,146          921,222
                                            ---------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
   policy related transactions                   3,685,608     1,981,224     1,705,853     1,035,063     1,136,361        1,541,399
                                            ---------------------------------------------------------------------------------------
Net increase (decrease) in net assets            6,235,571     2,549,929     1,800,599     1,045,669     1,499,713        2,154,100
Net assets, beginning of year                    1,505,705     1,284,747       619,243       591,397       454,863          625,909
                                            ---------------------------------------------------------------------------------------
Net assets, end of year                        $ 7,741,276   $ 3,834,676    $2,419,842    $1,637,066    $1,954,576      $ 2,780,009
                                            =======================================================================================



SEE NOTES TO FINANCIAL STATEMENTS

                                    VUL2-11

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

1.        NATURE OF OPERATIONS

          The American Franklin Life Insurance Company (American Franklin) is a wholly-owned subsidiary of The Franklin Life Insurance Company. American Franklin established Separate Account VUL-2 (the Account) as a unit investment trust registered under the Investment Company Act of 1940. The Account, which consists of sixteen investment divisions at December 31, 2000 was established in April 1991 in conformity with Illinois Insurance Law. The assets in each division are invested in units of beneficial interest (shares) of a designated portfolio (Portfolio) of three mutual funds: Variable Insurance Products Fund
          (VIP) and Variable Insurance Products Fund II (VIPII), sponsored by Fidelity Investments and MFS Variable Insurance Trust (MFS), sponsored by MFS Investment Management (collectively, the Funds). The VIP Money Market, VIP Equity-Income, VIP Growth, VIP Overseas, and VIP High Income Divisions of the Account are invested in shares of a corresponding Portfolio of VIP; the VIPII Investment Grade Bond, VIPII Asset Manager, VIPII Index 500, VIPII Asset Manager: Growth and VIPII Contrafund Divisions of the Account are invested in shares of a corresponding Portfolio of VIPII; and the MFS Emerging Growth, MFS Research, MFS Growth With Income, MFS Total Return, MFS Utilities, and MFS Capital Opportunities Divisions of the Account are invested in shares of a corresponding Portfolio of MFS. The Account's financial statements should be read in conjunction with the financial statements of the Funds. The Account commenced operations on September 30, 1991. The initial unit value for each investment division was set at $100.

          The Account was established by American Franklin to support the operations of American Franklin's EquiBuilder II(TM) Flexible Premium Variable Life Insurance Policies (EquiBuilder II Policies). American Franklin no longer offers new EquiBuilder II Policies. The Account also supports the operations of American Franklin's EquiBuilder III(TM) Flexible Premium Variable Life Insurance Policies (EquiBuilder III Policies) (the EquiBuilder II Policies and the EquiBuilder III Policies are referred to collectively as the Policies).

          Franklin Financial Services Corporation, a wholly-owned subsidiary of The Franklin Life Insurance Company, acts as the principal underwriter, as defined in the Investment Company Act of 1940, of the Policies. The assets of the Account are the property of American Franklin. The portion of the Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other American Franklin business.

          The net assets of the Account may not be less than the reserves applicable to the Policies. Assets may also be set aside in American Franklin's General Account based on the amounts allocated under the Policies to American Franklin's Guaranteed Interest Division and for policy loans. Additional assets are set aside in American Franklin's General Account to provide for (i) the unearned portion of the monthly charges for mortality and expense risk charges made under the Policies and (ii) other policy benefits.

2.        SIGNIFICANT ACCOUNTING POLICIES

          Investments in shares of the Funds are carried at fair value using the net asset values of the respective Portfolios of the Funds.
          Investment transactions are recorded on the trade date. Dividends are recorded as received. Realized gains and losses on sales of the Account's shares are determined on the specific identification method.

                                    VUL2-12

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2000


          The operations of the Account are included in the federal income tax return of American Franklin. Under the provisions of the Policies, American Franklin has the right to charge the Account for federal income tax attributable to the Account, however, no charge is currently being made against the Account for such tax since, under current tax law, American Franklin pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. American Franklin retains the right to charge for any federal income tax incurred which is attributable to the Account if the law is changed. Charges for state and local taxes, if any, attributable to the Account may also be made.

3.        POLICY CHARGES

          Certain jurisdictions require deductions from premium payments for taxes. The amount of such deductions varies and may be up to 5% of the premium. With respect to the EquiBuilder III Policies, American Franklin makes a sales expense deduction equal to 5% of each premium paid during any policy year up to a "target" premium, which is based on the annual premium for a fixed whole life insurance policy on the life of the insured person (no sales expense deduction is made for premiums in excess of the target premium paid during that policy year). The balance remaining after any such deduction, the net premium, is placed by American Franklin in a policy account established for each policyowner. Each month American Franklin charges each policy account for: administrative expenses (currently $6 per month plus an additional charge of $24 per month for each of the first 12 months a policy is in effect); and cost of insurance, which is based on the insured person's age, sex, risk class, amount of insurance, and additional benefits, if any. In addition, American Franklin charges for the following: a partial withdrawal of net cash surrender value (currently $25 or 2% of the amount withdrawn, whichever is less); an increase in the face amount of insurance (currently a $1.50 administrative charge for each $1,000 increase up to a maximum charge of $300); and a transfer between investment divisions in any policy year in which four transfers have already been made (up to $25 for each additional transfer in a given policy year). Charges may also be made for providing more than one illustration of policy benefits to a given policyholder. American Franklin assumes mortality and expense risks related to the operations of the Account and deducts a charge from the assets of the Account at an effective annual rate of .75% of the Account's net assets to cover these risks. The total charges paid by the Account to American Franklin were $39,739,400 and $32,856,400 for the years ended December 31, 2000 and 1999, respectively.

          During the first ten years a Policy is in effect, a surrender charge may be deducted from a policy account by American Franklin if the Policy is surrendered for its net cash surrender value, the face amount of the Policy is reduced or the Policy is permitted to lapse. The maximum total surrender charge applicable to a particular Policy is specified in the Policy and is equal to 50% of one "target" premium. This maximum will not vary based on the amount of premiums paid or when they are paid. At the end of the sixth policy year and at the end of each of the four succeeding policy years, the maximum surrender charge is reduced by an amount equal to 20% of the initial maximum surrender charge until, after the end of the tenth policy year, there is no surrender charge. Subject to the maximum surrender charge, the surrender charge with respect to the EquiBuilder II Policies will equal 30% of actual premiums paid during the first policy year up to one "target" premium, plus 9% of all other premiums actually paid during the first ten policy years, and the surrender charge with respect to the EquiBuilder III Policies will equal 25% of actual premiums paid during the first policy year up to one "target" premium, plus 9% of all other premiums actually paid during the first ten policy years.

                                    VUL2-13

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2000


4.        SUMMARY OF UNIT VALUES AND CHANGES IN OUTSTANDING UNITS

          Unit value information and a summary of changes in outstanding units is shown below:

YEAR ENDED DECEMBER 31, 2000


                                                                      VARIABLE INSURANCE PRODUCTS FUND
                                                  --------------------------------------------------------------------
                                                         VIP            VIP                                     VIP
                                                        MONEY         EQUITY-         VIP           VIP         HIGH
                                                        MARKET        INCOME        GROWTH       OVERSEAS      INCOME
                                                       DIVISION      DIVISION      DIVISION      DIVISION     DIVISION
                                                  --------------------------------------------------------------------
Unit value, beginning of year                         $  138.06      $ 343.25      $ 505.18     $ 262.93    $ 168.64
                                                  ====================================================================
Unit value, end of year                               $  145.69      $ 374.00      $ 456.55     $ 215.88    $ 129.42
                                                  ====================================================================
Number of units outstanding,
   beginning of year                                     47,739       174,240       239,489       62,723      19,858
Net contract purchase payments                          158,689        36,859        42,897       14,968       5,403
Withdrawals                                             (11,182)      (30,165)      (36,104)     (10,850)     (4,059)
Transfers between Separate Account
   VUL-2 divisions, net                                (163,389)       (9,898)       10,141        5,251      (1,800)
                                                  --------------------------------------------------------------------
Number of units outstanding,
   end of year                                           31,857       171,036       256,423       72,092      19,402
                                                  ====================================================================


                                                                    VARIABLE INSURANCE PRODUCTS FUND II
                                                  --------------------------------------------------------------------
                                                        VIPII                                      VIPII
                                                      INVESTMENT       VIPII         VIPII         ASSET       VIPII
                                                        GRADE          ASSET         INDEX       MANAGER:     CONTRA-
                                                         BOND         MANAGER         500         GROWTH        FUND
                                                       DIVISION       DIVISION      DIVISION     DIVISION     DIVISION
                                                  --------------------------------------------------------------------
Unit value, beginning of year                         $  155.31      $ 254.54      $ 347.55     $ 223.33    $ 276.97
                                                  ====================================================================
Unit value, end of year                               $  171.43      $ 245.21      $ 317.41     $ 196.56    $ 262.25
                                                  ====================================================================
Number of units outstanding,
   beginning of year                                     14,225       136,980       146,433       50,968     143,217
Net contract purchase payments                            2,534        19,763        46,881       16,939      45,559
Withdrawals                                              (2,589)      (20,680)      (28,362)     (10,955)    (27,656)
Transfers between Separate Account
   VUL-2 divisions, net                                    (559)       (4,173)        5,672          311       9,173
                                                  --------------------------------------------------------------------
Number of units outstanding,
   end of year                                           13,611       131,890       170,624       57,263     170,293
                                                  ====================================================================

                                    VUL2-14

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2000


4.        SUMMARY OF UNIT VALUES AND CHANGES IN OUTSTANDING UNITS (continued)

          Unit value information and a summary of changes in outstanding units is shown below:

YEAR ENDED DECEMBER 31, 2000

                                                                   MFS VARIABLE INSURANCE TRUST
                                        --------------------------------------------------------------------------------
                                             MFS                       MFS          MFS                         MFS
                                           EMERGING      MFS       GROWTH WITH     TOTAL         MFS          CAPITAL
                                            GROWTH     RESEARCH      INCOME        RETURN     UTILITIES    OPPORTUNITIES
                                           DIVISION    DIVISION     DIVISION      DIVISION    DIVISION       DIVISION
                                        --------------------------------------------------------------------------------
Unit value, beginning of year             $ 189.94     $127.16        $112.63     $105.23      $137.83          $151.78
                                        ================================================================================
Unit value, end of year                   $ 161.15     $123.20        $112.68     $121.93      $146.36          $148.53
                                        ================================================================================
Number of units outstanding,
   beginning of year                        40,756      30,156         21,484      15,557       14,181           18,316
Net contract purchase payments              36,846      19,369         15,044       5,889       12,970           21,878
Withdrawals                                (14,583)     (7,397)        (5,913)     (2,534)      (5,121)          (8,318)
Transfers between Separate
   Account VUL-2 divisions, net             42,559      10,147          1,585         (96)      11,340           27,971
                                        --------------------------------------------------------------------------------
Number of units outstanding,
   end of year                             105,578      52,275         32,200      18,816       33,370           59,847
                                        ================================================================================


5.        REMUNERATION OF MANAGEMENT

          The Account incurs no liability or expense for payments to directors, members of advisory boards, officers or any other person who might provide a service for the Account, except as described in Note 3.

                                    VUL2-15

                        REPORT OF INDEPENDENT AUDITORS

                      ___________________________________



Board of Directors
 and Shareholder
The American Franklin Life Insurance Company

We have audited the accompanying balance sheet of The American Franklin Life Insurance Company, (the Company), a wholly-owned subsidiary of The Franklin Life Insurance Company, which is an indirect wholly-owned subsidiary of American General Corporation, as of December 31, 2000 and 1999, and the related statements of operations, shareholder's equity, comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The American Franklin Life Insurance Company at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.


                                        /s/ ERNST & YOUNG LLP
                                        ------------------------------
                                        Ernst & Young LLP

Chicago, Illinois
February 2, 2001, except for Note 12, as to which the date is March 11, 2001

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                            STATEMENT OF OPERATIONS
                                 (In thousands)


                                                              FOR THE YEARS ENDED DECEMBER 31
                                                             2000           1999           1998
                                                       --------------------------------------------
Revenues
 Premiums and other considerations                      $    20,443    $    10,087    $     7,725
 Net investment income                                        2,533          2,541          2,419
 Realized investment gains (losses)                              (2)            21             47
 Other revenues                                              38,414         32,418         18,678
                                                        -----------    -----------    -----------
    Total revenues                                           61,388         45,067         28,869

Benefits and expenses
 Insurance and annuity benefits                              25,725          9,040          4,889
 Operating costs and expenses                                19,979         21,524         15,910
 Commissions and allowances                                  30,492         28,533         27,695
 Change in deferred policy acquisition costs and
  cost of insurance purchased                               (16,371)       (16,871)       (20,354)

 Litigation settlement                                            -              -          8,064
                                                        -----------    -----------    -----------
   Total benefits and expenses                               59,825         42,226         36,204
                                                        -----------    -----------    -----------
Income (loss) before income taxes                             1,563          2,841         (7,335)

Income tax expense (benefit)
 Current                                                     (1,090)        (1,449)        (1,247)
 Deferred                                                     1,177          1,358         (2,270)
                                                        -----------    -----------    -----------
   Total income tax expense (benefit)                            87            (91)        (3,517)
                                                        -----------    -----------    -----------
Net income (loss)                                       $     1,476    $     2,932    $    (3,818)
                                                        ===========    ===========    ===========


                       See Notes to Financial Statements.

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                                 BALANCE SHEET
                       (In thousands, except share data)


                                                                                   AT DECEMBER 31
                              ASSETS                                             2000          1999
                                                                           ----------------------------
Investments
 Fixed maturity securities (amortized cost: $14,730; $15,746)               $    15,120   $    15,852
 Policy loans                                                                    25,480        17,037
 Short-term investments                                                           3,430         6,733
                                                                            -----------   -----------
    Total investments                                                            44,030        39,622

Cash                                                                              1,732        13,552
Accrued investment income                                                           305           338
Amounts recoverable from reinsurers                                              18,242        10,875
Deferred policy acquisition costs                                                87,598        70,989
Cost of insurance purchased                                                       7,367         7,884
Insurance premiums due                                                              700           795
Other assets                                                                      1,320         1,519
Assets held in separate accounts                                                656,298       644,899
                                                                            -----------   -----------
    Total assets                                                            $   817,592   $   790,473
                                                                            ===========   ===========




                               LIABILITIES
Insurance and annuity liabilities
 Policy reserves, contract claims and other policyholders' funds            $    19,467    $     9,804
 Universal life contracts                                                        47,005         40,493
 Annuity contracts                                                                7,074          7,246
 Unearned revenue                                                                11,646         10,127

Income tax liabilities
 Current                                                                            451         (2,565)
 Deferred                                                                        (2,109)        (3,288)
Accrued expenses and other liabilities                                            2,263         17,237
Liabilities related to separate accounts                                        656,298        644,899
                                                                            -----------    -----------
    Total liabilities                                                           742,095        723,953

                            SHAREHOLDER'S EQUITY

Common stock ($5 par value; 500,000 shares authorized,
 Issued and outstanding)                                                          2,500          2,500
Paid-in capital                                                                  70,937         63,437
Accumulated other comprehensive income                                               93             92
Retained earnings                                                                 1,967            491
                                                                            -----------    -----------
    Total shareholder's equity                                                   75,497         66,520
                                                                            -----------    -----------
    Total liabilities and shareholder's equity                              $   817,592    $   790,473
                                                                            ===========    ===========



                       See Notes to Financial Statements.

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                       STATEMENT OF SHAREHOLDER'S EQUITY
                                 (In thousands)


                                                                    FOR THE YEARS ENDED DECEMBER 31
                                                                    2000          1999          1998
                                                               -----------------------------------------
Common stock, balance at beginning and end of year              $    2,500    $    2,500    $    2,500
                                                                ----------    ----------    ----------
Paid-in capital
 Balance at beginning of year                                       63,437        51,437        25,373
 Capital contribution                                                7,500        12,000        26,064
                                                                ----------    ----------    ----------
 Balance at end of year                                             70,937        63,437        51,437
                                                                ----------    ----------    ----------
Retained earnings (deficit)
 Balance at beginning of year                                          491        (2,441)        1,377
 Net income (loss)                                                   1,476         2,932        (3,818)
                                                                ----------    ----------    ----------
 Balance at end of year                                              1,967           491        (2,441)
                                                                ----------    ----------    ----------
Accumulated other comprehensive income
 Balance at beginning of year                                           92           430           398
 Change during the year                                                  2          (520)           49
 Amounts applicable to deferred federal income taxes                    (1)          182           (17)
                                                                ----------    ----------    ----------
 Balance at end of year                                                 93            92           430
                                                                ----------    ----------    ----------
Total shareholder's equity at end of year                       $   75,497    $   66,520    $   51,926
                                                                ==========    ==========    ==========



                    STATEMENT OF COMPREHENSIVE INCOME (LOSS)
                                 (In thousands)

                                                                     FOR THE YEARS ENDED DECEMBER 31
                                                                     2000         1999          1998
                                                                ---------------------------------------
Net income (loss)                                               $   1,476    $   2,932    $   (3,818)
Other comprehensive income (loss)
 Gross change in unrealized gains (losses) on
  securities (pretax: $-; $(499); $96)                                  -         (324)           63
 Less: gains (losses) realized in net income
  (pretax: $(2); $21; $47)                                             (1)          14            31
                                                                ---------    ----------   ----------
   Change in net unrealized gains (losses) on
    securities (pretax: $2; $(520); $49)                                1         (338)           32
                                                                ---------    ----------   ----------
      Comprehensive income (loss)                               $   1,477    $   2,594    $   (3,786)
                                                                =========    =========    ==========



                       See Notes to Financial Statements.

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                            STATEMENT OF CASH FLOWS
                                 (In thousands)


                                                                  FOR THE YEARS ENDED DECEMBER 31
                                                                2000            1999            1998
                                                          ----------------------------------------------
Operating activities
  Net income (loss)                                        $     1,476    $      2,932    $     (3,818)
  Reconciling adjustments to net cash used for operating
   activities
    Charges on universal life contracts, net of
     interest credited                                         (32,052)        (28,863)        (21,569)

    Change in other assets and liabilities                     (17,880)         (7,621)         11,343
    Deferred policy acquisition costs and cost of
     insurance purchased                                       (16,371)        (16,871)        (20,354)

    Policy reserves, claims and other policyholders'
     funds                                                      10,853          (2,994)         12,783

    Realized investment (gains) losses                               2             (21)            (47)
                                                           -----------    ------------    ------------
      Net cash used for operating activities                   (53,972)        (53,438)        (21,662)
                                                           -----------    ------------    ------------
Investing activities
    Investment purchases
      Available-for-sale                                          (845)        (30,018)        (26,271)
      Other                                                     (8,443)         (4,721)         (5,794)
    Investment calls, maturities and sales
      Available-for-sale                                         1,916          45,751          16,568
      Other                                                          -              55             504
    Net (increase) decrease in short term investments            3,303          (6,733)              -
                                                           -----------    ------------    ------------
        Net cash provided by (used for) investing
         activities                                             (4,069)          4,334         (14,993)
                                                           -----------    ------------    ------------
Financing activities
    Policyholder account deposits                              136,034         167,565         191,502
    Policyholder account withdrawals                           (97,313)       (131,120)       (173,049)
    Proceeds from intercompany borrowings                            -               -          18,896
    Repayments of intercompany borrowings                            -               -         (18,896)
    Capital contribution                                         7,500          12,000          26,064
                                                           -----------    ------------    ------------
     Net cash provided by financing activities                  46,221          48,445          44,517
                                                           -----------    ------------    ------------
Net increase (decrease) in cash                                (11,820)           (659)          7,862
Cash at beginning of year                                       13,552          14,211           6,349
                                                           -----------    ------------    ------------
Cash at end of year                                        $     1,732    $     13,552    $     14,211
                                                           ===========    ============    ============



                      See Notes to Financial Statements.

                 THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS



1.   SIGNIFICANT ACCOUNTING POLICIES


1.1  Nature of Operations

     The American Franklin Life Insurance Company (AMFLIC), headquartered in Springfield, Illinois, sells and services variable universal life, variable annuity and universal life insurance products to the middle income market, in all states except Maine, New Hampshire, New York and Vermont.

1.2  Preparation of Financial Statements

     The financial statements have been prepared in accordance with accounting principles generally accepted in the United States (GAAP) and include the accounts of AMFLIC, a wholly owned subsidiary of The Franklin Life Insurance Company (FLIC) whose ultimate parent is American General Corporation (American General).

     Management must make estimates and assumptions that affect amounts reported in the financial statements and in disclosures of contingent assets and liabilities. Ultimate results could differ from our estimates.

1.3  Investments

     Fixed Maturity Securities. All fixed maturity securities were classified as available-for-sale and reported at fair value. We adjust related balance sheet accounts as if the unrealized gains (losses) had been realized and record the net adjustment in accumulated other comprehensive income (loss) in shareholder's equity. If the fair value of a security classified as available-for-sale declines below its cost and we consider the decline to be other than temporary, we reduce the security's amortized cost to its fair value and recognize a realized loss.

     Policy Loans.  Policy loans are reported at unpaid principal balance.

     Short-term Investments. Short-term investments include investments with maturities of less than one year at the date of acquisition and are carried at amortized cost, which approximates fair value.

     Investment Income. Interest on fixed maturity securities and policy loans is recorded as income when earned and is adjusted for any amortization of premium or discount, as appropriate.

     Realized Investment Gains (Losses). We recognize realized investment gains (losses) using the specific identification method.


1.4  Separate Accounts

     Separate accounts are assets and liabilities associated with certain contracts, principally variable universal life and annuities, for which the investment risk lies predominantly with the contract holder. The liability for these accounts equals the value of the account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the statement of operations. Assets held in separate accounts are primarily shares in mutual funds, which are carried at fair value, based on the quoted net asset value per share.

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS

1.5  Deferred Policy Acquisition Costs (DPAC)

     Certain costs of writing an insurance policy, including commissions, underwriting, and marketing expenses, are deferred and reported as DPAC.

     DPAC associated with interest-sensitive life insurance contracts and insurance investment contracts is charged to expense in relation to the estimated gross profits of those contracts. If our estimate of future gross profits changes significantly, we recalculate DPAC balances using the new assumptions. Any resulting adjustment is included in current earnings as an adjustment to DPAC amortization. DPAC associated with all other insurance contracts is charged to expense over the premium-paying period or as the premiums are earned over the life of the contract. Interest is accreted on the unamortized balance of DPAC at rates used to compute policyholder reserves.

     DPAC also is adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities had been realized at the balance sheet date. The impact of this adjustment is included in accumulated other comprehensive income (loss) in shareholder's equity.

     We review the carrying amount of DPAC on at least an annual basis. We consider estimated future gross profits or future premiums, expected mortality, interest earned and credited rates, persistency, and expenses to determine whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

1.6  Cost of Insurance Purchased (CIP)

     The cost assigned to AMFLIC insurance contracts in force at January 31, 1995, the date of American General's acquisition of FLIC and AMFLIC, is reported as CIP. Interest is accreted on the unamortized balance of CIP at rates of 6% to 8.5%. CIP is charged to expense, including adjustments for revised assumptions, and adjusted for the impact of net unrealized gains (losses) on securities in the same manner as DPAC. We review the carrying amount of CIP on at least an annual basis using the same methods used to evaluate DPAC.

1.7  Insurance and Annuity Liabilities

     Substantially all of AMFLIC's insurance and annuity liabilities relate to long-duration contracts. AMFLIC normally cannot change or cancel these contracts.

     For interest-sensitive life and insurance investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges. Reserves for other contracts are based on our estimates of the cost of future policy benefits, using the net level premium method. Interest assumptions used to compute reserves ranged from 3% to 5.5% at December 31, 2000.

1.8  Premium Recognition

     Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenues. Revenues for these contracts consist of mortality, expense, and surrender charges. Policy charges that compensate AMFLIC for future services are deferred and recognized over the period earned, using the same assumptions used to amortize DPAC. For all other contracts, premiums are recognized when due.

1.9  Reinsurance

     AMFLIC limits its exposure to loss on any individual life to $100,000 by ceding additional risks through reinsurance contracts with other insurers, including FLIC. If a reinsurer is not able to meet its obligations, AMFLIC remains liable.

     AMFLIC records a receivable for the portion of benefits paid and insurance liabilities that have been reinsured. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


1.10 Income Taxes

     Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, using the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

1.11 Future Accounting Change

     On January 1, 2001, we will adopt Statement of Financial Accounting Standards (SFAS) 133, "Accounting for Derivative Instruments and Hedging Activities," which requires all derivative instruments to be recognized at fair value in the balance sheet. Changes in the fair value of a derivative instrument will be reported in net income or other comprehensive income, depending upon the intended use of the derivative instrument.

     We do not expect SFAS 133 to have a material impact on AMFLIC's results of operations and financial position in future periods. The impact of the fair value adjustments on derivatives which do not qualify for hedge accounting and any ineffectiveness resulting from hedging activities will be recorded in investment gains (losses).

2.   INVESTMENTS

2.1  Fixed Maturity Securities

     Valuation. Amortized cost and fair value of fixed maturity securities were as follows:

                                                                     DECEMBER 31, 2000
                                                  -----------------------------------------------------
                                                                     GROSS         GROSS
                                                     AMORTIZED     UNREALIZED    UNREALIZED     FAIR
In thousands                                            COST         GAINS         LOSSES      VALUE
-------------------------------------------------------------------------------------------------------
U.S. government                                      $    6,584   $        120   $       -   $    6,704
Corporate bonds
  Investment grade                                        4,392            177          36        4,533
  Below investment grade                                  1,068              6          18        1,056
Public utilities                                          1,528             82           -        1,610
Mortgage-backed                                             957             54           -        1,011
States/political subdivisions                               201              5           -          206
                                                     ----------   ------------   ---------   ----------
  Total fixed maturity securities                    $   14,730   $        444   $      54   $   15,120
                                                     ==========   ============   =========   ==========


                                                                    December 31, 1999
                                                  ---------------------------------------------------
                                                                    GROSS        GROSS
                                                     AMORTIZED    UNREALIZED   UNREALIZED     FAIR
In thousands                                           COST         GAINS       LOSSES        VALUE
-----------------------------------------------------------------------------------------------------
U.S. government                                      $    6,611   $       15   $      90   $    6,536
Corporate bonds
  Investment grade                                        5,803          135          79        5,859
  Below investment grade                                    678            6           1          683
Public utilities                                          1,508           77           -        1,585
Mortgage-backed                                             944           37           -          981
States/political subdivisions                               202            6           -          208
                                                     ----------   ----------   ---------   ----------
  Total fixed maturity securities                    $   15,746   $      276   $     170   $   15,852
                                                     ==========   ==========   =========   ==========

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



2.1  Fixed Maturity Securities (continued)

     Maturities. The contractual maturities of fixed maturity securities at December 31, 2000 were as follows:

                                                                 AMORTIZED      FAIR
In thousands                                                        COST        VALUE
--------------------------------------------------------------------------------------
Fixed maturity securities, excluding mortgage-backed
  securities, due
   In one year or less                                        $       301   $      306
   In years two through five                                       10,672       10,943
   In years six through ten                                         1,574        1,646
   After ten years                                                  1,226        1,214
Mortgage-backed securities                                            957        1,011
                                                              -----------   ----------
  Total fixed maturity securities                             $    14,730   $   15,120
                                                              ===========   ==========


     Actual maturities may differ from contractual maturities since borrowers may have the right to call or prepay obligations. AMFLIC may sell investments before maturity to achieve corporate requirements and investments strategies.

     Net Unrealized Gains (Losses). Net unrealized gains (losses) on fixed maturity securities included in accumulated other comprehensive income
     (loss) at December 31 were as follows:


   In thousands                                       2000         1999
-----------------------------------------------------------------------
Gross unrealized gains                            $    444     $    276
Gross unrealized losses                                (54)        (170)
DPAC  fair value adjustment                           (223)         560
CIP fair value adjustment                              (23)        (525)
Deferred federal income taxes                          (51)         (49)
                                                  --------     --------
Net unrealized gains on securities                $     93     $     92
                                                  ========     ========


2.2  Investment Income

     Investment income was as follows:

   In thousands                                        2000        1999       1998
-----------------------------------------------------------------------------------
Fixed maturity securities                         $   1,142   $   1,461   $   1,592
Policy loans                                          1,115         698         445
Other investments                                       339         547         473
                                                  ---------   ---------   ---------

Gross investment income                               2,596       2,706       2,510
Investment expense                                       63         165          91
                                                  ---------   ---------   ---------
Net investment income                             $   2,533   $   2,541   $   2,419
                                                  =========   =========   =========

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.3  Realized Investment Gains (Losses)

     Realized investment gains (losses), net of DPAC and CIP amortization and investment expenses, were as follows:


   In thousands                           2000       1999       1998
--------------------------------------------------------------------
Fixed maturity securities               $    -    $    56    $   116
Other                                       (2)       (35)       (69)
                                        ------    -------    -------
Realized investment gains (losses)      $   (2)   $    21    $    47
                                        ======    =======    =======

     Voluntary sales of investments resulted in the following realized gains (losses):

                                                              Realized
                                                     -------------------------
In thousands          Category            Proceeds       Gains       Losses
-----------------------------------------------------------------------------
      2000       AVAILABLE-FOR-SALE   $          -   $       -   $        -
=============================================================================
      1999       Available-for-sale   $      1,758   $      56   $        -
=============================================================================
      1998       Available-for-sale   $      2,110   $     116   $        -
=============================================================================

2.4  Investments on Deposit

     At December 31, 2000 and 1999, fixed maturity securities with a carrying value of $6,575,000 and $6,338,000 respectively, were on deposit with regulatory authorities to comply with state insurance laws.

2.5  Investment Restrictions

     AMFLIC is restricted by the insurance laws of its domiciliary state as to the amount which it can invest in any entity. At December 31, 2000 and 1999, AMFLIC's largest investment in any one entity other than U.S. government obligations was $1,000,000.

3.   DEFERRED POLICY ACQUISITION COSTS (DPAC)

     Activity in DPAC was as follows:

   In thousands                              2000          1999          1998
-----------------------------------------------------------------------------
Beginning at January 1                 $   70,989    $   52,352    $   30,515
Deferrals                                  24,127        24,543        25,320
Amortization                               (6,737)       (6,524)       (3,383)
Effect of net unrealized (gains)
  losses on securities                       (779)          646           (47)
Effect of realized investment gains            (2)          (28)          (53)
                                       ----------    ----------    ----------
Balance at December 31                 $   87,598    $   70,989    $   52,352
                                       ==========    ==========    ==========

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4.   COST OF INSURANCE PURCHASED (CIP)

     Activity in CIP was as follows:

          In thousands                       2000          1999          1998
-----------------------------------------------------------------------------
Balance at January 1                   $    7,884    $    8,941    $   10,549
Accretion of interest                         702           767           926
Amortization                               (1,721)       (1,915)       (2,509)
Effect of net unrealized (gains)
    losses on securities                      502            96           (12)
Effect of realized investment gains             -            (5)          (13)
                                       --------------------------------------
Balance at December 31                 $    7,367    $    7,884    $    8,941
                                       ======================================


     CIP amortization, net of accretion, expected to be recorded in each of the next five years is:

                                                 AMOUNT
                          YEAR              (IN THOUSANDS)
                        ----------------------------------
                          2001                   $927
                          2002                    820
                          2003                    727
                          2004                    647
                          2005                    577

5.   INCOME TAXES

     AMFLIC is subject to the life insurance company provisions of the federal tax law and is part of a consolidated return which also includes FLIC. The method of allocation of tax expense is subject to a written agreement. Allocation is based upon separate return calculations with current credit for net losses and tax credits. Consolidated alternative minimum tax, excise tax or surtax, if any, is allocated separately. The tax liability of AMFLIC under this agreement shall not exceed the amount AMFLIC would have paid if it had filed on a separate return basis. Intercompany tax balances are to be settled no later than thirty (30) days after the date of filing the consolidated return.

5.1  Tax Expense

     A reconciliation between the Federal income tax rate and the effective tax rate follows:

                                2000         1999        1998
                             ----------------------------------
Federal income tax rate        35.0 %       35.0 %       35.0 %
Invested asset items          (29.1)       (37.7)        14.3
Other                          (0.3)        (0.5)        (1.4)
                              -----        -----         ----
  Effective tax rate            5.6 %       (3.2)%       47.9 %
                              =====        =====         ====

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.2  Deferred Taxes

     Components of deferred tax liabilities and assets at December 31, were as follows:

   In thousands                                      2000        1999
-----------------------------------------------------------------------
Deferred tax liabilities, applicable to:
  Basis differential of investments               $     114    $      -
  DPAC and CIP                                       21,491      18,141
  Other                                                 827       4,740
                                                  ---------    --------
    Total deferred tax liabilities                   22,432      22,881
Deferred tax assets, applicable to:
  Policy reserves                                   (23,069)    (24,713)
  Other                                              (1,472)     (1,456)
                                                  ---------    --------
    Total deferred tax assets                       (24,541)    (26,169)
                                                  ---------    --------
Net deferred tax assets                           $  (2,109)   $ (3,288)
                                                  =========    ========

     AMFLIC expects adequate future taxable income to realize the net deferred tax assets. Accordingly, no valuation allowance is considered necessary.

5.3  Taxes Paid

     Income taxes paid (recovered) were as follows:

     In thousands                 2000            1999        1998
------------------------------------------------------------------
Federal                        $(4,175)          $(447)      $ 243
State                               38             143         110

6.   FAIR VALUE OF FINANCIAL INSTRUMENTS

     Carrying amounts and fair values for certain of AMFLIC's financial instruments at December 31 are presented below. Care should be exercised in drawing conclusions based on fair value, since (1) the fair values presented do not include the value associated with all of AMFLIC's assets and liabilities, including the values of underlying customer relationships and distribution systems, and (2) the reporting of investments at fair value without a corresponding revaluation of related policyholder liabilities can be misinterpreted.


                                                                  2000                                1999
                                                      ----------------------------------------------------------------
                                                        CARRYING            FAIR           CARRYING            FAIR
In thousands                                             AMOUNT             VALUE            AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------
Assets
    Fixed maturity securities                           $ 15,120          $ 15,120          $ 15,852          $ 15,852
    Policy Loans                                          25,480            25,480            17,037            17,037
    Short-term investments                                 3,430             3,430             6,733             6,733
    Assets held in separate accounts                     656,298           656,298           644,899           644,899
Liabilities
    Insurance investment contracts                         7,636             7,310             7,480             7,102
    Liabilities related to separate accounts             656,298           656,298           644,899           644,899

     We used the following methods and assumptions to estimate the fair value of our financial instruments:

     Fixed Maturity Securities. Fair values of fixed maturity securities were based on quoted market prices, where available. For investments not actively traded, we estimated the fair values using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of the investments.

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



6.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     Policy Loans. Policy loans have no stated maturity dates and are an integral part of the related insurance contract. Accordingly, it is not practicable to estimate a fair value. The weighted average interest rate charged on policy loan balances during 2000 and 1999 was 6.07% and 6.11%, respectively.

     Assets and Liabilities Related to Separate Accounts. We valued separate account assets and liabilities based on quoted net asset value per share of the underlying mutual funds.

     Insurance Investment Contracts. We estimated the fair value of insurance investment contracts using cash flows discounted at market interest rates.

7.   REINSURANCE

     Under the provisions of an assumed reinsurance agreement, AMFLIC recognized the following:

In thousands                                    2000        1999         1998
------------------------------------------------------------------------------
Premiums and other
  Considerations                              $5,288       $1,416      $2,387
Other income                                     918        1,337       1,869
Benefits                                       6,134        1,756       3,331
Commission expense                                67          215         (20)

     Under the provisions of a modified coinsurance agreement which cedes a portion of the variable universal life product activity, AMFLIC recognized the following:

In thousands                                   2000         1999        1998
-----------------------------------------------------------------------------
Premiums and other
   Considerations                            $10,118      $12,027      $9,058
Expense allowances from
    Reinsurer                                  9,791        8,531       7,239
Other                                            416        1,744         885

     AMFLIC also carries reinsurance for policy risks that exceed its retention limit of $100,000. AMFLIC ceded the following amounts:

In thousands                                    2000        1999         1998
-----------------------------------------------------------------------------
Premiums and other
 Considerations                              $12,081      $10,687      $9,476
Change in policy reserves                     11,760       10,382       9,086

8.   STATUTORY ACCOUNTING

     State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity of insurance companies. In addition, state regulators may permit statutory accounting practices that differ from prescribed practices. No significant permitted practices are used to prepare AMFLIC's statutory financial statements.

     Effective January 1, 2001, insurance companies are required to prepare statutory financial statements in accordance with the National Association of Insurance Commissioners' Codification of Statutory Accounting Principles. We do not expect codification to have a material impact on AMFLIC's statutory net income or equity.

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8.   STATUTORY ACCOUNTING (CONTINUED)

     At December 31, 2000 and 1999, AMFLIC had statutory stockholder's equity of $43,093,000 and $41,590,000, respectively. AMFLIC's statutory net loss was $5,964,000, $2,947,000 and $2,615,000 for the years ended December 31,
     2000, 1999 and 1998, respectively.

     Generally, AMFLIC is restricted by state insurance laws as to amounts it may pay in the form of dividends, loans or advances without the approval of the Illinois Insurance Department. Under these restrictions, during 2001 no dividends may be paid out and loans and advances in excess of $10,773,000 may not be transferred without the approval of the Illinois Insurance Department.

9.   STATEMENT OF CASH FLOWS

     In addition to the cash activities shown in the statement of cash flows, the following transactions, occurred:

In thousands                                 2000     1999     1998
--------------------------------------------------------------------
Interest added to universal
 life contracts and other
 deposit funds                               2,478    2,214    1,387
                                             =======================

10.  RELATED PARTY TRANSACTIONS

     AMFLIC has no full-time employees or office facilities. General and administrative expenses were allocated to AMFLIC from FLIC prior to 1999, based upon hours worked by administrative personnel. Effective January 1, 1999 AMFLIC entered into a shared services agreement with other American General life subsidiaries. As part of this agreement, administration and general expenses are allocated to AMFLIC from all subsidiaries. Allocated expenses for the years ended December 31, 2000, 1999 and 1998, amounted to approximately $17,258,000, $20,084,000, and $8,541,000, respectively.

     AMFLIC participates in a program of short-term borrowing with American General to maintain its long-term investment commitments. AMFLIC had no short-term borrowing in 2000 or 1999.

11.  LITIGATION

     In recent years, various life insurance companies have been named as defendants in class action lawsuits relating to life insurance pricing and sales practices. A number of these lawsuits have resulted in substantial settlements across the life insurance industry. AMFLIC was a defendant in similar class action lawsuits. In 1998, AMFLIC entered into agreements to resolve substantially all of the material pending market conduct class action lawsuits. We recorded a charge of $8,000,000 for additional policyholder benefits and other anticipated expenses resulting from the proposed settlements, as well as other administrative and legal costs. To offset the market conduct charge, AMFLIC recorded an $8,000,000 capital contribution from FLIC at December 31, 1998. All of these settlements were finalized in 1999.

     AMFLIC is a party to various other lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who excluded themselves from market conduct settlements. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, we believe that the total amounts that will ultimately be paid arising from these lawsuits and proceedings will not have a material adverse effect on AMFLIC's results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgement in any given suit.

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

12.  SUBSEQUENT EVENT

     On March 11, 2001, American General entered into a definitive merger agreement with Prudential plc. Under the agreement, American General's shareholders will exchange shares of American General's common stock for
     3.6622 shares of Prudential plc common stock. The transaction, which is subject to shareholder and regulatory approvals, is expected to be completed in third quarter 2001.

                                    Part II

                          UNDERTAKING TO FILE REPORTS


Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                    UNDERTAKING PURSUANT TO RULE 484(b)(1)
                       UNDER THE SECURITIES ACT OF 1933

American Franklin's By-Laws provide, in Article X, as follows:

  "Section 1. The Company shall indemnify and hold harmless each person who shall serve at any time hereafter as a director, officer or employee of the Company, or who shall serve any other company or organization in any capacity at the request of the Company, from and against any and all claims and liabilities to which such person shall become subject by reason of having heretofore or hereafter been a director, officer or employee of the Company, or by reason of any action alleged to have been heretofore or hereafter taken or omitted by such person as a director, officer or employee, and shall reimburse each such person for all legal and other expenses reasonably incurred in connection with any such claim or liability; provided, however, that no such person shall be indemnified against, or be reimbursed for, any expense incurred in connection with any claim or liability arising out of such person's own wilful misconduct."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                   REPRESENTATION PURSUANT TO SECTION 26(e)

American Franklin hereby represents that the fees and charges deducted under the flexible premium variable life insurance policies described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American Franklin.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

  The facing sheet.

  Reconciliation and tie.

  The Prospectus, consisting of 51 pages.

  Undertaking to file reports.

  Undertaking pursuant to Rule 484 under the Securities Act of 1933.

  The signatures.

  Written Consents of the following persons

    Pauletta P. Cohn, Esq
    Ernst & Young LLP

1.  Exhibits required by Article IX, paragraph A of Form N-8B-2:

    A(1) Certified resolutions regarding organization of Separate Account VUL-2.(1)

    A(2)       Inapplicable.

    (3)(a) Sales Agreement between Franklin Financial Services Corporation ("Franklin Financial'') and Separate Account VUL-2 of The American Franklin Life Insurance Company, dated as of January 31, 1995. (1)

    (3)(b)(i) Specimen Regional Manager Registered Representative Agreement between Franklin Financial and registered representatives of Franklin Financial distributing EquiBuilder II policies.(1)

    (3)(b)(ii) Specimen Registered Representative Agreement between Franklin
               Financial and registered representatives of Franklin Financial distributing EquiBuilder II policies.(1)

    (3)(c)     Schedule of Sales Commissions.(2)

    (4) Agreement between The American Franklin Life Insurance Company ("American Franklin'') and Franklin Financial, dated July 15, 1991, regarding supervision of agents.(1)

    (5)(a)     EquiBuilder II Flexible Premium Life Insurance Policy.(1)

    (5)(b)     Accidental Death Benefit Rider.(1)

    (5)(c)     Term Insurance Rider.(1)

    (5)(d)     Children's Term Insurance Rider.(1)

    (5)(e)     Disability Rider - Waiver of Monthly Deductions.(1)

    (5)(f) Endorsement to EquiBuilder II Flexible Premium Life Insurance policy when issued to a Policy Owner in the State of Texas.(1)

    (6)(a)     Articles of Incorporation of American Franklin.(3)

    (6)(b)     By-Laws of American Franklin.(4)

    (7)        Inapplicable.

    (8)(a)(1) Participation Agreement among American Franklin, Variable Insurance Products Fund ("VIP'') and Fidelity Distributors Corporation ("FDC''), dated July 18, 1991.(1)

    (8)(a)(2) Amendment No. 1 to Participation Agreement among American Franklin, VIP and FDC, effective as of November 1, 1991.(1)

    (8)(a)(3) Participation Agreement among American Franklin, Variable Insurance Products Fund II ("VIP II'') and FDC, dated July 18, 1991.(1)

    (8)(a)(4) Amendment No. 1 to Participation Agreement among American Franklin, VIP II and FDC, effective as of November 1, 1991.(1)

    (8)(a)(5) Sub-License Agreement between FDC and American Franklin dated July 18, 1991.(1)

    (8)(a)(6) Amendment No. 2 to Participation Agreement among American Franklin, VIP and FDC, dated January 18, 1995.(1)

    (8)(a)(7) Amendment No. 2 to Participation Agreement among American Franklin, VIP II and FDC, dated January 18, 1995.(1)

    (8)(a)(8) Amendment No. 3 to Participation Agreement among American Franklin, VIP and FDC, dated July 1, 1996.(5)

    (8)(a)(9) Amendment No. 3 to Participation Agreement among American Franklin, VIP II and FDC, dated July 1, 1996.(5)

    (8)(a)(10) Amendment No. 4 to Participation Agreement among American
               Franklin, VIP and FDC, dated November, 1996.(6)

    (8)(a)(11) Amendment No. 4 to Participation Agreement among American
               Franklin, VIP II and FDC, dated November, 1996.(6)

    (8)(b)(1) Participation Agreement among MFS Variable Insurance Trust, American Franklin and Massachusetts Financial Services Company ("MFS"), dated July 30, 1996.(5)

    (8)(b)(2) Indemnification Agreement between American Franklin and MFS dated July 30, 1996.(5)

    (8)(b)(3) Form of Amendment No. 1 dated November, 1996 to Participation Agreement among MFS Variable Insurance Trust, American Franklin and MFS.(6)

    (8)(b)(4) Amendment No. 2 to Participation Agreement among American Franklin, MFSVariable Insurance Trust and MFS, dated November, 1997.(2)

    A(8)(c) Modified Coinsurance Agreement between American Franklin and Integrity, dated March 10, 1989.(1)

    (8)(c)(1) Amendment No. 1 to Modified Coinsurance Agreement between American Franklin and Integrity.(1)

    (8)(c)(2) Amendment No. 2 to Modified Coinsurance Agreement between American Franklin and Integrity.(7)

    (8)(c)(3) Amendment No. 3 to Modified Coinsurance Agreement between American Franklin and Integrity effective April 1, 1989.(7)

    (8)(c)(4) Amendment No. 3 to Modified Coinsurance Agreement between American Franklin, Integrity, and Phoenix Home Life Mutual Insurance Company, assignee of Integrity, effective January 1, 1997.(7)

    (8)(d) Reinsurance Agreement between American Franklin and The Franklin Life Insurance Company ("The Franklin''), effective as of January 1, 1988.(1)

    (8)(d)(1) Amendment No. 1 effective as of January 1, 1990 to Reinsurance Agreement between American Franklin and The Franklin.(1)

    (8)(d)(2) Amendment No. 2 effective as of January 1, 1990 to Reinsurance Agreement between American Franklin and The Franklin.(1)

    (8)(e) Modified Coinsurance Agreement effective as of January 1, 1997 between American Franklin and The Franklin.(8)

    (8)(e)(1) Amendment No. 1 effective September 1, 1997 to Modified Coinsurance Agreement between American Franklin and The Franklin.(8)

    (9) Administrative Service Agreement between The Franklin and American Franklin, dated May 16, l988.(1)

    (10)       Application for EquiBuilder II.(8)

Other Exhibits:

     2         See Exhibit (5)(a) above.

     3(a) Opinion and Consent of Pauletta P. Cohn, Esq., Secretary of American Franklin (filed herewith).

     4         Inapplicable.

     5         Inapplicable.

     6(a)      Consent of Ernst & Young LLP (filed herewith).

     6(c) Opinion of Robert M. Beuerlein, Senior Vice President - Actuarial/Financial and Treasurer of American Franklin. (4)

     7         Power of Attorney (filed herein see signature pages).

     8 Description of American Franklin's Issuance, Transfer and Redemption Procedures for Policies pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940.(2)

     9         Notice of Cancellation Right Pursuant to Rule 6e-
               3(T)(b)(13)(viii) under the Investment Company Act of 1940.(1)

-----------------------
1. Incorporated by reference to Post-Effective Amendment No. 12 on Form S-6 of The American Franklin Life Insurance Company, filed April 30, 1999 (File No. 33-41838).

2. Incorporated by reference to Post-Effective Amendment No. 10 on Form S-6 of The American Franklin Life Insurance Company, filed April 30, 1998 (File No. 33-41838).

3. Incorporated by reference to Post-Effective Amendment No. 6 on Form S-6 of The American Franklin Life Insurance Company, filed April 30, 1996 (File No. 33-41838).

4. Incorporated by reference to Post-Effective Amendment No. 13 on Form S-6 of The American Franklin Life Insurance Company, filed April 27, 2000 (File No. 33-77470).

5. Incorporated by reference to initial filing of Form N-4 Registration Statement of The American Franklin Life Insurance Company Separate Account VA-1, filed August 20, 1996 (File No. 33-10489).

6. Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-4 of The American Franklin Life Insurance Company, filed November 26, 1996 (File No. 333-10489).

7. Incorporated by reference to Post-Effective Amendment No. 7 on Form S-6 of The American Franklin Life Insurance Company, filed February 28, 1997 (File No. 33-41838).

8. Incorporated by reference to Post-Effective Amendment No. 9 on Form S-6 of The American Franklin Life Insurance Company, filed February 27, 1998 (File No. 33-41838).

                              POWERS OF ATTORNEY

  Each person whose signature appears below hereby appoints Thomas M. Zurek, Robert F. Herbert, Jr. and Pauletta P. Cohn and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the registrant, The American Franklin Life Insurance Company Separate Account VUL-2, certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended registration statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Houston, and state of Texas, on the 19th day of April, 2001.


                              THE AMERICAN FRANKLIN LIFE
                              INSURANCE COMPANY
                              SEPARATE ACCOUNT VUL-2
                              (Registrant)

                         BY: THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY (On behalf of the Registrant and itself)



                         BY:  /s/ Robert F. Herbert, Jr.
                              --------------------------
                              Robert F. Herbert, Jr.
                              Senior Vice President, Treasurer and
                              Controller


[SEAL]



ATTEST:    /s/ Lauren W. Jones
           -------------------
           Lauren W. Jones
           Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this amended registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                      Title                        Date
---------                      -----                        ----



/s/ Rodney O. Martin, Jr.      Director, Chairman and       April 19, 2001
-------------------------      Chief Executive Officer
Rodney O. Martin, Jr.


    David L. Herzog            Director, Executive Vice     April 19, 2001
-------------------------      President and Chief
David L. Herzog                Financial Officer


   Donald W. Britton           Director                     April 19, 2001
-------------------------
Donald W. Britton


  /s/ Sylvia A. Miller         Director                     April 19, 2001
-------------------------
Sylvia A. Miller


  /s/ Gary D. Reddick          Director                     April 19, 2001
-------------------------
Gary D. Reddick


  /s/ Ronald H. Ridlehuber     Director                     April 19, 2001
--------------------------
Ronald H. Ridlehuber


  /s/ Dan E. Trudan            Director                     April 19, 2001
--------------------------
Dan E. Trudan


  /s/ Christian D. Weiss       Director                     April 19, 2001
--------------------------
Christian D. Weiss


   /s/ Thomas M. Zurek         Director                     April 19, 2001
--------------------------
Thomas M. Zurek

                                 Exhibit Index


3(a)  Opinion and Consent of Pauletta P. Cohn, Esq., Secretary of
      American Franklin


6(a)  Consent of Ernst & Young LLP